SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to § 240.14a-12

Carolina Bank Holdings, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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CAROLINA BANK HOLDINGS, INC.

101 North Spring Street

Greensboro, North Carolina 27401

Notice of Internet Availability of Proxy Materials

and

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

NOTICE is hereby given that the Annual Meeting of Shareholders of Carolina Bank Holdings, Inc. (the “Company”) will be held as follows:

Place:	Carolina Bank Corporate Headquarters
101 North Spring Street, 3rd Floor
Greensboro, North Carolina 27401

Date:	May 19, 2015

Time:	4:00 p.m.

The purposes of the meeting are:

1.	To elect three members of the Board of Directors for terms of three years;

2.	To approve the issuance of shares of the Company’s common stock upon the conversion of shares of the Company’s Series B Non-Voting Convertible Preferred Stock;

3.	To ratify the appointment of Elliott Davis Decosimo, PLLC as the Company’s independent registered public accounting firm for 2015; and

4.	To transact such other business as may properly be presented for action at the meeting.

YOU ARE INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. HOWEVER, EVEN IF YOU PLAN TO ATTEND, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED APPOINTMENT OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THAT PURPOSE TO ENSURE THAT A QUORUM IS PRESENT AT THE MEETING. THE GIVING OF AN APPOINTMENT OF PROXY WILL NOT AFFECT YOUR RIGHT TO REVOKE IT OR TO ATTEND THE MEETING AND VOTE IN PERSON.

WE HAVE ELECTED TO FURNISH OUR PROXY SOLICITATION MATERIALS VIA U.S. MAIL AND ALSO TO NOTIFY YOU OF THE AVAILABILITY OF OUR PROXY MATERIALS ON THE INTERNET.

THE NOTICE OF ANNUAL MEETING, PROXY STATEMENT, PROXY CARD AND ANNUAL REPORT ARE AVAILABLE IN THE INVESTOR RELATIONS SECTION OF OUR WEBSITE, HTTPS://www.CAROLINABANK.com/.

By Order of the Board of Directors

/s/ Robert T. Braswell

Robert T. Braswell
President and Chief Executive Officer

[•], 2015

CAROLINA BANK HOLDINGS, INC.

101 North Spring Street

Greensboro, North Carolina 27401

PROXY STATEMENT

Mailing Date: On or About [•], 2015

ANNUAL MEETING OF SHAREHOLDERS

To be Held May 19, 2015

This Proxy Statement is being furnished in connection with the solicitation by the Board of Directors of Carolina Bank Holdings, Inc. (the “Company”) of appointments of proxy for use at the annual meeting of the Company’s shareholders (the “Annual Meeting”) to be held on May 19, 2015, at 4:00 p.m., at Carolina Bank Corporate Headquarters, 101 North Spring Street, 3rd Floor, Greensboro, North Carolina, and at any adjournments thereof. The Company’s proxy solicitation materials are being mailed to shareholders on or about [•], 2015. In this Proxy Statement, the Company’s subsidiary bank, Carolina Bank, is referred to as the “Bank.”

Voting of Proxies

Persons named in the enclosed appointment of proxy as proxies (the “Proxies”) to represent shareholders at the Annual Meeting are Donald H. Allred, Abby Donnelly and James E. Hooper. Shares represented by each appointment of proxy that is properly executed, returned and not revoked, whether by mail or internet, will be voted in accordance with the directions contained therein. If no directions are given, such shares will be voted “FOR” the election of each of the three nominees for director named in Proposal 1, and “FOR” Proposals 2 and 3. If, at or before the time of the Annual Meeting, any nominee named in Proposal 1 has become unavailable for any reason, the Proxies will be authorized to vote for a substitute nominee. On such other matters as may come before the meeting, the Proxies will be authorized to vote in accordance with their best judgment. An appointment of proxy may be revoked by the shareholder giving it at any time before it is exercised by filing with T. Allen Liles, Secretary and Treasurer of the Company, a written instrument revoking it or a duly executed appointment of proxy bearing a later date, or by attending the Annual Meeting and announcing his or her intention to vote in person.

Record Date

The close of business on March 13, 2015 has been fixed as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. Only those shareholders of record on that date will be eligible to vote on the proposals described herein.

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Voting Securities

The Company’s voting securities are the shares of its common stock, par value $1.00 per share, of which 3,434,680 shares were issued and outstanding on March 13, 2015. As of March 13, 2015, there were approximately 1,150 record shareholders of the Company’s common stock.

The Company’s Articles of Incorporation also authorize the issuance of up to 1,000,000 shares of preferred stock, no par value, having such rights, privileges and preferences as the Board of Directors shall from time to time designate. As of March 13, 2015, there were 10,994 shares of the Company’s fixed rate cumulative perpetual preferred stock, series A (the “Series A Preferred Stock”) outstanding and owned of record by eleven shareholders. The holders of the Series A Preferred Stock are not entitled to vote at the Annual Meeting.

Voting Procedures; Quorum; Votes Required for Approval

At the Annual Meeting, each shareholder will be entitled to one vote for each share of common stock held of record on the Record Date on each matter submitted for voting and, in the election of directors, for each director to be elected. Shareholders will not be entitled to vote cumulatively in the election of directors.

A majority of the shares of the Company’s common stock issued and outstanding on the Record Date must be present in person or by proxy to constitute a quorum for the conduct of business at the Annual Meeting.

Assuming a quorum is present, in the case of Proposal 1, the three directors receiving the greatest number of votes shall be elected. In the case of Proposals 2 and 3, for each proposal to be approved, the proposal must be approved by a majority of the votes cast. Abstentions and broker non-votes will have no effect.

Authorization to Vote on Adjournment and Other Matters

Unless the Secretary of the Company is instructed otherwise, by signing an appointment of proxy, shareholders will be authorizing the Proxies to vote in their discretion regarding any procedural motions which may come before the Annual Meeting. For example, this authority could be used to adjourn the Annual Meeting if the Company believes it is desirable to do so. Adjournment or other procedural matters could be used to obtain more time before a vote is taken in order to solicit additional appointments of proxy to establish a quorum or to provide additional information to shareholders.

Appointments of proxy voted against any one of the Proposals will not be used to adjourn the Annual Meeting. The Company does not have any plans to adjourn the Annual Meeting at this time, but intends to do so, if needed, to promote shareholder interests.

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Revocation of Appointment of Proxy

Any shareholder who executes an appointment of proxy has the right to revoke it at any time before it is exercised by filing, with the Secretary of the Company, either an instrument revoking it or a duly executed appointment of proxy bearing a later date, or by attending the Annual Meeting and announcing his or her intention to vote in person.

Expenses of Solicitation

The Company will pay the cost of preparing, assembling and mailing this Proxy Statement. Appointments of proxy also may be solicited personally, by mail, internet or telephone by the Company’s and the Bank’s directors, officers and employees without additional compensation. The Company will reimburse banks, brokers, and other custodians, nominees and fiduciaries for their costs in sending the proxy materials to the beneficial owners of the Company’s common stock.

Beneficial Ownership of Common Stock

Principal Shareholders. The following table describes the beneficial ownership of the Company’s common stock on the Record Date by each person or entity known to the Company to be the beneficial owner of more than five percent of the Company’s common stock:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percentage of Class
Basswood Capital Management, LLC 645 Madison Avenue, 10th Floor New York, NY 10022	272,514	(1)	7.93

(1)	Based on Schedule 13G filed with the Securities and Exchange Commission on February 17, 2015, and the information contained therein.

Directors and Executive Officers. The following table lists the individual beneficial ownership of the Company’s common stock, as of the Record Date, by the Company’s current directors, executive officers, and nominees for director, and by all current directors, nominees and executive officers of the Company as a group.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)(2)	Percentage of Class(3)

Donald H. Allred Asheboro, NC	9,431	0.27

Susan Alt High Point, NC	13,844	0.40

Kevin J. Baker Greensboro, NC	11,356	0.33

J. Alexander S. Barrett Greensboro, NC	30,154	0.88

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Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)(2)		Percentage of Class(3)

Robert T. Braswell Greensboro, NC	94,495	(4)	2.73

Stephen K. Bright Greensboro, NC	34,346		1.00

Gary N. Brown Summerfield, NC	123,208		3.59

Michael F. Bumpass Moneta, VA	6,372		0.19

Phillip B. Carmac Ramseur, NC	12,243		0.36

Abby Donnelly Greensboro, NC	1,281		0.04

James E. Hooper Greensboro, NC	100,559		2.93

Daniel D. Hornfeck Greensboro, NC	14,014		0.41

J. Edward Kitchen Greensboro, NC	12,620		0.37

T. Allen Liles Asheboro, NC	53,233		1.55

J. Richard Spiker, II Oak Ridge, NC	2,520		0.07

Directors, Nominees and Executive Officers as a Group (15 persons)	519,676		14.94

(1)	Except as otherwise noted, to the best knowledge of management of the Company, the individuals named or included in the group above exercise sole voting and investment power over the amount of shares disclosed above except for the following shares over which voting and investment power is shared: Mr. Braswell – 8,452 shares; Mr. Bright – 7,000 shares; and Mr. Hornfeck – 533 shares.

(2)	Included in the beneficial ownership tabulations are the following options to purchase shares of common stock: Mr. Braswell – 26,920 shares; Mr. Carmac – 1,000 shares; Mr. Hornfeck – 7,200 shares; and Mr. Liles – 9,000 shares. These options are capable of being exercised within 60 days of the Record Date and therefore, under the beneficial ownership rules of the Securities and Exchange Commission (the “SEC”), are deemed to be owned by the holder.

(3)	The calculations of the percentage of class beneficially owned by each individual or group is based, in each case, on the sum of (i) 3,434,680 shares currently outstanding plus (ii) only that individual’s or group’s number of options capable of being exercised within 60 days of the Record Date.

(4)	Includes 27,089 shares pledged as collateral for a loan with a third-party lender.

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Section 16(a) Beneficial Ownership Reporting Compliance

Directors and executive officers of the Company are required by federal law to file reports with the SEC regarding the amount of and changes in their beneficial ownership of the Company’s common stock. To the best knowledge of management of the Company, all such required reports have been filed on a timely basis.

PROPOSAL 1: ELECTION OF DIRECTORS

The Board has set the number of directors of the Company at eleven (11) and recommends that shareholders vote for each of the nominees listed below for a term of three years, or until their successors are elected and duly qualified:

Name and Age	Position(s) Held	Director Since(1)	Principal Occupation and Business Experience During the Past Five Years

Kevin J. Baker (49)	Director	2012	Executive Director and Assistant Secretary of Piedmont Triad Airport Authority (owner and operator of Piedmont Triad International Airport), Greensboro, NC

Stephen K. Bright (66)	Director	2009	CEO and Owner, Bright Enterprises, Inc. (plastic injection molding company), Greensboro, NC

J. Edward Kitchen (66)	Director	2012	Vice President and Chief Operating Officer of the Joseph M. Bryan Foundation (philanthropic organization), Greensboro, NC

(1)	Indicates the year in which each individual was first elected a director of the Bank or the Company, as applicable, and does not necessarily reflect a continuous tenure.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” EACH OF THE NOMINEES NAMED ABOVE.

Incumbent Directors

The Company’s Board of Directors includes the following directors whose terms will continue after the Annual Meeting. Certain information regarding those directors is set forth in the following table:

Name and Age	Director Since(1)	Term Expires	Principal Occupation and Business Experience During the Past Five Years

Donald H. Allred (68)	2012	2017	Retired President and Owner, Duel, Inc. (media production company), Asheboro, NC

Susan Alt (49)	2010	2016	Senior Vice President, Public Affairs of Volvo Group North America, Greensboro, NC

J. Alexander S. Barrett (57)	2004	2017	Partner, Hagan Davis Mangum Barrett & Langley PLLC, Greensboro, NC (practicing in the areas of complex business and commercial litigation and employment law)

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Name and Age	Director Since(1)	Term Expires	Principal Occupation and Business Experience During the Past Five Years

Robert T. Braswell (63)	1996	2016	President and Chief Executive Officer of the Company and the Bank

Gary N. Brown (69)	1996	2016	Retired President, Gary Brown Associates, Inc. (computer consulting), Summerfield, NC

Michael F. Bumpass (67)	2012	2017	Consultant and Retired President and Chief Executive Officer, Guilford Merchants Association and FirstPoint Inc. (debt collection and information resources firm), Greensboro, NC

Abby Donnelly (52)	2014	2017	CEO of The Leadership & Legacy Group (leadership development and succession planning), Greensboro, NC and Partner at Sandler Training (franchise specializing in sales training)

James E. Hooper (57)	2000	2016	President and Chief Executive Officer, Staunton Capital, Inc. (manufacturing firm), Greensboro, NC

(1)	Indicates the year in which each individual was first elected a director of the Bank or the Company, as applicable, and does not necessarily reflect a continuous tenure.

Qualifications of Directors

A description of the specific experience, qualifications, attributes, or skills that led to the conclusion that each of the nominees and incumbent directors listed above should serve as a director of the Company is presented below.

Donald H. Allred. Mr. Allred is the Retired President and former owner of Duel, Inc., a media production company located in Asheboro, NC, which specialized in audio and video projects for individuals and businesses. Mr. Allred has served on the Bank’s Asheboro Advisory Board of Directors since 2004. Mr. Allred is very active in the Rotary Club and has volunteered with numerous civic organizations in the Asheboro area. Mr. Allred has attended the North Carolina Bank Directors’ College and the North Carolina Bank Directors’ Assembly.

Susan Alt. Ms. Alt is the Senior Vice President of Public Affairs for Volvo Group North America, Greensboro, NC. Her duties have included overseeing the implementation of initiatives designed to improve the company’s financial performance and educate regulators and legislators on business needs. Her experience also includes service on numerous other business, civic and charitable boards. Ms. Alt has attended the North Carolina Bank Directors’ College and the North Carolina Bank Directors’ Assembly.

Kevin J. Baker. Mr. Baker is the Executive Director and Assistant Secretary of the Piedmont Triad Airport Authority, which owns, maintains, and operates Piedmont Triad International Airport, the third busiest airport in North Carolina. Prior to 2008, Mr. Baker was Vice President and regional manager of Baker and Associates, a unit of the Michael Baker Corporation, which specializes in Architecture and Engineering. Mr. Baker has attended the North Carolina Bank Directors’ College and the North Carolina Bank Directors’ Assembly.

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J. Alexander S. Barrett. Mr. Barrett is an attorney at law and Partner with Hagan Davis Mangum Barrett & Langley PLLC, Greensboro, NC, practicing in the areas of complex business and commercial litigation and employment law. Mr. Barrett has served on the Bank’s Board since 2004 and has attended the North Carolina Bank Directors’ College and the North Carolina Bank Directors’ Assembly.

Robert T. Braswell. Mr. Braswell is currently the Bank’s President and Chief Executive Officer. He was founder and organizer of the Bank and has served as President, Chief Executive Officer and a Director of the Bank since its inception in 1996. Mr. Braswell has over 40 years of banking experience, serving in various capacities at a number of banks in North Carolina, including Senior Vice President and Senior Loan Officer of one bank and President and Chief Executive Officer of another. Mr. Braswell serves on numerous business and civic boards and has attended the North Carolina Bank Directors’ College and the North Carolina Bank Directors’ Assembly.

Stephen K. Bright. Mr. Bright is the founder, CEO, and owner of Bright Enterprises, Inc., a local manufacturing firm in Greensboro, NC. His experience with this company provides him over 20 years of small business exposure. Prior to that, he served in various engineering and management roles with Rubbermaid, Inc. and Burlington Industries. Mr. Bright is active in his church and volunteers his time with various civic organizations, and he has attended the North Carolina Bank Directors’ College and the North Carolina Bank Directors’ Assembly.

Gary N. Brown. Mr. Brown is currently Chairman of the Bank’s Board of Directors, and has served on the Bank’s Board since inception of the Bank, including 12 years as Vice Chairman. Mr. Brown is the founder and retired President and Chief Executive Officer of GBA Systems, a computer technology company in Summerfield, NC. His 40-year career includes experience with design, programming, implementation, management and consulting related to sophisticated manufacturing and accounting systems for U.S. and international firms. A recognized leader in the community, he has served on boards and committees of numerous business, civic and community organizations. Mr. Brown has attended the North Carolina Bank Directors’ College and the North Carolina Bank Directors’ Assembly.

Michael F. Bumpass. Mr. Bumpass is a consultant in the financial services industry and is the retired President and Chief Executive Officer of Guilford Merchants Association and FirstPoint Inc., Greensboro, NC. Mr. Bumpass has attended the North Carolina Bank Directors’ College and the North Carolina Bank Directors’ Assembly.

Abby Donnelly. Ms. Donnelly is founder and Chief Executive Officer of The Leadership & Legacy Group, a consulting practice in leadership development and executive succession. She is a partner at Sandler Training, a franchise specializing in sales training, and is the internationally recognized author of Networking Works!, a workbook and training curriculum on building strong business relationships. Ms. Donnelly has been active in volunteering and serving in many leadership roles in various civic organizations in the Greensboro area. She has attended the North Carolina Bank Directors’ Assembly.

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James E. Hooper. Mr. Hooper is President and CEO of Staunton Capital, Inc., a manufacturing firm in Greensboro, NC. He holds a certified public accountant license and serves as the financial expert on the Company’s Audit Committee. He has served on the Bank’s Board since 2000 and has attended the North Carolina Bank Directors’ College and the North Carolina Bank Directors’ Assembly.

J. Edward Kitchen. Mr. Kitchen is Vice President and Chief Operating Officer of the Joseph M. Bryan Foundation, a philanthropic organization with assets of approximately $85 million in Greensboro, NC, and is Chairman of the Board of Directors for Gateway University Research Park, a joint research campus in Greensboro developed in collaboration with two state universities to promote nanoscience and nanoengineering. He also serves on the Board of Directors of Union Square Campus. Mr. Kitchen worked for thirty years in various positions for the City of Greensboro, including City Manager from 1995 to 2005. Mr. Kitchen is active in the community through his affiliation with several civic and professional organizations. Mr. Kitchen has attended the North Carolina Bank Directors’ College and the North Carolina Bank Directors’ Assembly.

Director Independence

With the exception of Mr. Braswell, each individual serving as a member of the Company’s Board of Directors during 2014 and each current director and nominee for director is “independent” as defined by NASDAQ listing standards and the regulations promulgated under the Securities Exchange Act of 1934 (the “Exchange Act”).

In making this determination, the Board considered all insider transactions with directors for the provision of goods or services to the Company or the Bank. All such transactions were conducted at arm’s length upon terms no less favorable than those that would be available from an independent third party.

Director Relationships

No director is a director of any other company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act, or any company registered as an investment company under the Investment Company Act of 1940.

Director Compensation

During 2014, each non-employee director was paid a fee of $1,000 for each Board of Directors meeting attended. The Chairman of the Board of Directors received an additional monthly retainer of $2,000. Directors also received meeting fees of $600 per committee meeting attended, except for telephone loan committee meetings which are $300 per committee meeting. The Chairman of the Audit Committee received an additional monthly retainer of $1,500 during 2014.

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Directors’ fees are eligible for deferral under the Company’s directors’ deferral plan, which invests deferred compensation in shares of the Company’s common stock. The Company matched 25% of meeting attendance fees, committee fees and retainer fees deferred by directors under the deferred compensation plan during 2014. Please refer to the description of the directors’ deferral plan on page 11 for more information.

The following table presents a summary of all compensation paid by the Company to its directors for their service as members of the Board of Directors and of board committees during the year ended December 31, 2014.

DIRECTOR COMPENSATION TABLE

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards(1)	All Other Compensation(2)	Total
Donald H. Allred	$21,000	—	—	$5,250	$26,250
Susan Alt	11,000	—	—	2,750	13,750
Kevin J. Baker	22,300	—	—	5,575	27,875
J. Alexander S. Barrett	11,800	—	—	5,687	17,487
Robert T. Braswell(3)	—	—	—	—	—
Stephen K. Bright	26,400	—	—	15,220	41,620
Gary N. Brown	50,500	—	—	25,394	75,894
Michael F. Bumpass	15,600	—	—	3,900	19,500
George E. Carr(4)	7,900	—	—	4,348	12,248
Abby Donnelly	11,200	—	—	2,800	14,000
James E. Hooper	39,700	—	—	12,853	52,553
J. Edward Kitchen	23,200	—	—	5,800	29,000

(1)	At March 13, 2015, the following option awards were outstanding: Mr. Braswell – 26,920 shares. Incentive stock options to purchase 10,000 shares of common stock were granted to Mr. Braswell during the fiscal year ended December 31, 2014. No other stock options were awarded during 2014.

(2)	Consists of a 25% premium in connection with the conversion of certain directors’ fees deferred into shares of the Company’s common stock during 2014, retirement account accruals, and the value of certain life insurance benefits.

(3)	Compensation paid to Mr. Braswell in connection with his service as President and Chief Executive Officer of the Company and the Bank is presented in the Summary Compensation Table presented on page 17.

(4)	Mr. Carr retired from the Board of Directors effective May 20, 2014.

Stock Options for Directors

The Company’s 1997 Nonqualified Stock Option Plan for Directors provided for the issuance of up to 135,420 shares (amount adjusted for 10% stock dividends in 2000 and 2001 and 20% stock dividends in 2004, 2005 and 2007) of the Company’s common stock upon the exercise of options granted under the plan. All options under the Nonqualified Stock Option Plan have been granted.

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The shareholders of the Company approved the 2009 Omnibus Stock Ownership and Long-Term Incentive Plan (the “2009 Omnibus Plan”) at the 2009 annual meeting of shareholders to replace the stock option plan of the Company described above. The 2009 Omnibus Plan authorized the issuance of awards covering 500,000 shares of the Company’s common stock. The awards may be issued in the form of incentive stock option grants, non-qualified stock option grants, restricted stock grants, long-term incentive compensation units, or stock appreciation rights.

There were no stock options granted to independent members of the Company’s Board of Directors during 2014, and 10,000 incentive stock options were granted to Robert T. Braswell, President and Chief Executive Officer, during 2014.

Director Retirement Agreements

In 2008 and 2012, the Bank entered into director retirement agreements with certain of its current non-employee directors, including Messrs. Barrett, Bright, Brown, Carr, and Hooper. As noted above, Mr. Carr retired from the Board of Directors effective May 20, 2014. The director retirement agreements are intended to encourage existing directors to remain directors of the Bank, assuring the Bank that it will have the benefit of the directors’ experience and guidance in the years ahead. The director retirement agreements provide for an annual benefit of approximately $10,000. The benefit is payable for ten years beginning with the month immediately after the month in which the director reaches age 70. If a director’s service terminates before age 70 for reasons other than death, disability, or termination for cause, beginning with the month immediately after the month in which the director reaches age 70, he or she will receive, over a ten-year period, a payment based upon the retirement-liability balance accrued by the Bank at the end of the month before the month in which the director’s service terminates. Likewise, if a director’s service terminates because of disability before age 70, beginning with the month immediately after the month in which the director reaches age 70, he or she will receive, over a ten-year period, a payment based upon the retirement-liability balance accrued by the Bank at the end of the month before the month in which the director’s service terminates. If a change-in-control of the Company occurs both before the director reaches age 70 and before the director’s service terminates, then the director will receive a lump-sum payment equal to the retirement-liability balance accrued by the Bank on the date of the change-in-control. For this purpose, the term “change-in-control” means a change-in-control as defined in Internal Revenue Code Section 409A and Internal Revenue Service regulations implementing Section 409A. After a director’s death, an amount equal to the retirement-liability balance on the date of the director’s death will be paid to his or her beneficiary in a single lump sum. A director will forfeit all benefits under the director retirement agreement if he is not nominated for re-election because of the director’s gross negligence or gross neglect of duties, commission of a felony or misdemeanor involving moral turpitude, acts of fraud, disloyalty, or willful violation of any law or significant Bank policy, a breach of the director’s fiduciary duties for personal profit, or if the director is removed by order of the FDIC. The Bank has also agreed to pay legal fees incurred by the director if his director retirement agreement is challenged following a change-in-control, up to a maximum of $125,000 for each director.

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Directors’ Deferral Plan

Effective March 10, 2003, directors of the Bank may defer the payment of annual fees, meeting fees, committee fees, and/or retainers pursuant to the Bank’s directors’ deferral plan. Each of the Company’s non-employee directors currently participates in the directors’ deferral plan. Each director may elect to defer up to 100% of his or her compensation from retainers and meeting fees. During 2014, the Bank made a matching contribution equal to 25% of the director’s compensation deferred under the plan. The deferred fees are converted into a number of shares of the Company’s common stock with a fair market value equal to the value of the fees deferred, and the number of shares is then credited to the director’s account. A director is 100% vested in the director’s account and in the Bank’s contributions at all times. The Bank uses a Rabbi Trust to hold the Company’s common stock to satisfy the Bank’s obligations under the directors’ deferral plan, and the directors are general creditors of the Bank in the event the Bank becomes insolvent. Upon termination of service as a director or in the event of death, shares of the Company’s common stock, or cash equivalents from liquidation of common stock, will be distributed in a lump sum or extended payment to the director or a designated beneficiary. In 2008 and 2013, the Bank amended the directors’ deferral plan to ensure that benefits under the plan are paid in a manner and at a time that are consistent with Section 409A, a provision of the Internal Revenue Code governing non-qualified deferred compensation. Internal Revenue Code Section 409A affects non-qualified retirement plans and other deferred compensation arrangements by regulating election timing, distribution timing, and the ability to take accelerated payments under such plans. Internal Revenue Code Section 409A provides that, unless certain requirements are met, amounts deferred under a non-qualified deferred compensation plan will be immediately includable in income and subject to an additional 20% excise tax.

Meetings and Committees of the Board of Directors

The Board of Directors of the Company held twelve regular board meetings and one strategic board retreat during 2014. Each current director attended 75% or more of the aggregate number of meetings of the Board of Directors and committees on which he or she served. Company policy states that attendance at the annual meeting of shareholders by members of the Board of Directors is expected. Nine of the Company’s eleven directors attended the 2014 Annual Meeting of Shareholders. The Company’s Board of Directors has several standing committees, including an Executive Committee, an Audit Committee, a Loan Committee, a Governance Committee and a Compensation Committee.

Executive Committee. The Executive Committee is empowered to act for the entire Board during intervals between Board meetings. The members of the Executive Committee are Messrs. Barrett, Brown, Braswell, Hooper, and Kitchen. The Executive Committee met four times during 2014.

Audit Committee. The members of the Audit Committee are Messrs. Hooper, Brown, Bumpass, Kitchen, and Allred. The Audit Committee met five times during 2014. The Audit Committee has in place pre-approval policies and procedures that involve an assessment of the performance and independence of the Company’s independent auditors, an evaluation of any conflicts of interest that may impair the independence of the independent auditors and pre-approval of an engagement letter that outlines all services to be rendered by the independent auditors. The Report of the Audit Committee is included on page 29 of this proxy statement. The Audit Committee has adopted a formal written charter, which is available on the Company’s website at https://www.carolinabank.com/.

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The Company’s common stock is listed on, and the members of the Company’s Audit Committee meet the requirements of, the NASDAQ Global Market. The Audit Committee members are financially literate and “independent” as defined by NASDAQ’s applicable listing standards. The Board of Directors has determined that James E. Hooper, a member of the Audit Committee, meets the requirements adopted by the SEC for qualification as an “audit committee financial expert.” An audit committee financial expert is defined as a person who has the following attributes: (i) an understanding of generally accepted accounting principles and financial statements; (ii) the ability to assess the general application of generally accepted accounting principles (“GAAP”) in connection with the accounting for estimates, accruals and reserves; (iii) experience preparing, auditing, analyzing or evaluating financial statements that are of the same level of complexity that can be expected in the Company’s financial statements, or experience supervising people engaged in such activities; (iv) an understanding of internal controls and procedures for financial reporting; and (v) an understanding of audit committee functions.

Loan Committee. The members of the Loan Committee are Messrs. Allred, Baker, Braswell, and Bright. The Loan Committee met thirty-one times in 2014. The Loan Committee is responsible for assisting the Board of Directors and management in establishing loan policy, oversight of quality and productivity of the loan portfolio and for approving or disapproving loans exceeding the limits of individual loan officers or the officer loan committee. The Loan Committee is required by charter to consist of the President and Chief Executive Officer and a minimum of three independent directors.

Governance Committee. The members of the Governance Committee are Ms. Donnelly and Messrs. Kitchen, Barrett, and Brown. The Governance Committee met three times in 2014. The Governance Committee is responsible for developing and maintaining the corporate governance policy. The Governance Committee also performs the duties of a Nominating Committee. The Governance Committee has adopted a formal written charter, which is available on the Company’s website at https://www.carolinabank.com/. The members of the Governance Committee are “independent” as defined by NASDAQ listing standards and applicable rules promulgated under the Securities Exchange Act of 1934. Although there is not currently a formal policy requiring that the Governance Committee consider diversity in its identification of nominees to the Board of Directors, the committee values diversity, including diversity of background, experience and expertise. The Company’s bylaws permit any shareholder entitled to vote at the Annual Meeting to nominate candidates for election to the Board of Directors. Any shareholder nominations must be submitted in writing at least 120 days prior to the meeting of shareholders at which the nominee is to stand for election to the Board of Directors. It is the policy of the Governance Committee to consider all shareholder nominations.

Compensation Committee. The members of the Compensation Committee are Messrs. Bright, Brown, Bumpass, Hooper and Kitchen. Each member of the Compensation Committee is independent under the listing standards of the NASDAQ Global Market and the committee has a formal committee charter, which is available on the Company’s website at https://www.carolinabank.com/. The Compensation Committee meets on an as needed basis to conduct the chief executive officer’s annual review and recommend all forms of his compensation as well as compensation for the Board of Directors and board committee members. The committee approves the compensation of other senior officers as requested by the chief executive officer or as otherwise required by law and administers the management incentive compensation plan. The Compensation Committee met five times during 2014.

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The salary of each of the Company’s executive officers is determined based upon the executive officer’s experience, managerial effectiveness, contribution to the Company’s overall profitability, maintenance of regulatory compliance standards and professional leadership. The Committee also compares the compensation of the Company’s executive officers with compensation paid to executives of similarly situated bank holding companies, other businesses in the Company’s market area and appropriate state and national salary data. All executive officers of the Company, including Mr. Braswell, are eligible to receive discretionary bonuses declared by the Board of Directors. The amount of such bonuses and incentive payments is based upon the Company’s budget and the attainment of corporate goals and objectives. The interests of the Company’s executive officers are aligned with those of its shareholders through the use of equity-based compensation, specifically the grant of stock options with exercise prices established at the fair market value of the Company’s common stock at the time of grant.

Executive Officers

The following table contains information about certain executive officers of the Company and the Bank.

Name	Age	Position With Company/Bank	Business Experience

Robert T. Braswell	63	Director, President and Chief Executive Officer of the Company and the Bank	President and Chief Executive Officer of the Bank since June 1996

T. Allen Liles	62	Treasurer and Secretary of the Company; Executive Vice President, Chief Financial Officer and Secretary of the Bank	Executive Vice President, Chief Financial Officer and Secretary of the Bank since July 2001; Senior Vice President, Secretary, Treasurer and CFO of American National Bankshares, Inc., Danville, VA, from January 1998 to July 2001

Daniel D. Hornfeck	47	Executive Vice President and Chief Credit Officer of the Bank	Executive Vice President and Chief Credit Officer of the Bank since December 2003; Vice President and Risk Management Officer, Wachovia Bank, N.A. from June 1995 to December 2003

J. Richard Spiker, II	48	Executive Vice President and Senior Lending Officer of the Bank	Executive Vice President and Senior Lending Officer of the Bank since February 2014 and Senior Vice President of the Bank since October 2013; Greensboro City Executive and Senior Vice President of High Point Bank from July 2007 to October 2013; President of Spiker Construction from August 2005 to July 2007; Group Vice President of South Trust Bank from June 2000 to August 2005

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Name	Age	Position With Company/Bank	Business Experience

Phillip B. Carmac	61	President, Carolina Bank Wholesale Mortgage; Senior Vice President of the Bank	President, Carolina Bank Wholesale Mortgage and Senior Vice President of the Bank since 2007; Senior Vice President, Mortgage Simple, from 2004 to 2007; Senior Vice President, Coastal Funding, from 1999 to 2004.

Employment Agreements.  In May 2008, the Board of Directors approved employment agreements with Messrs. Robert T. Braswell, T. Allen Liles, and Daniel D. Hornfeck. The Board of Directors approved an employment agreement with J. Richard Spiker, II, in March 2015. The discussion that follows summarizes the terms of these agreements.

The employment agreements have three-year terms, with automatic one-year extensions on the anniversary of each agreement, unless the Board of Directors acts to terminate an agreement earlier. The agreements establish the terms and conditions of the employment relationship and the executives’ initial base salary, and also grant miscellaneous fringe benefits such as use of an automobile (in the case of Mr. Braswell), payment of club dues (for Messrs. Braswell, Spiker, and Liles), and reimbursement of reasonable business expenses. The 2014 base salaries specified in the agreements are $334,800 for Mr. Braswell, $170,096 for Mr. Spiker, $190,180 for Mr. Liles, and $167,316 for Mr. Hornfeck.

The employment agreements may be terminated by the Company or the Bank with or without cause and terminate automatically when the executive attains age 65. The agreements provide for severance benefits after involuntary termination without cause and after voluntary termination with good reason, as well as benefits that become payable after a change-in-control. Severance benefits are not payable in the event of involuntary termination with cause or voluntary termination without good reason. For termination because of death, the Company and the Bank would provide, without cost, continued health care coverage to the executive’s family for one year. For termination because of disability, the executive would be entitled to (x) base salary through the date on which termination becomes effective, any unpaid bonus or incentive compensation for the year before the year in which termination becomes effective, any payments the executive is entitled to under any disability insurance program in which the executive participates, and such other benefits to which he may be entitled under any other benefit arrangements of the Company or the Bank, and (y) continued medical and dental insurance coverage for up to three years. If the executive’s employment terminates involuntarily but without cause or voluntarily but with good reason, he will receive a single lump sum cash payment equal to two times his base salary, plus, for Mr. Braswell, any bonus earned or accrued on his behalf through the date employment termination becomes effective (including any amounts awarded but that have not vested when termination becomes effective) and a pro rata share of any bonus for the year in which termination becomes effective. Good reason for voluntary termination will exist if specified adverse changes in the executive’s employment circumstances occur without the executive’s consent, such as a material reduction in pay, benefits or responsibilities or a material change in the geographic location at which the executive must perform services for the Company. Whether termination is involuntary but without cause or voluntary but with good reason, the executive also will continue to receive medical and dental insurance benefits for a period that may be as long as the remaining term of the employment agreement.

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Under the terms of his specific employment agreement, each of Messrs. Braswell and Liles is entitled to an undiscounted lump-sum cash payment equal to his annual compensation multiplied by a factor of three upon the occurrence of a change in control, with such benefit payable regardless of whether the executive’s employment terminated after the change-in-control. In contrast, each of Messrs. Spiker and Hornfeck is entitled, under his specific employment agreement, to an undiscounted lump-sum cash payment if and only if his employment is terminated involuntarily but without cause or voluntarily but with good reason within 24 months after a change-in-control occurs. Mr. Hornfeck’s lump sum cash payment is equal to three times his annual compensation. Mr. Spiker’s lump sum cash payment is equal to 2.99 times his “base amount,” as such term is defined in Section 280G(b)(3)(A) of the Internal Revenue Code. The Bank would also reimburse Mr. Spiker his actual cost of continuing his group health and dental insurance until the earlier of (1) one year from his last day of employment with the Bank, (2) the date on which he is eligible for comparable benefits from a subsequent employer, or (3) the date on which he is no longer eligible for continuation of such benefits under federal law. As of December 31, 2014, the value of the lump sum payment that would have been payable to Messrs. Braswell, Spiker, Liles and Hornfeck upon the occurrence of a “change in control” followed by a termination event would have been approximately $1,004,400, $492,500, $573,753 and $504,312, respectively.

Employment Agreement with Phillip B. Carmac. The Bank entered into an employment agreement with Phillip B. Carmac on April 9, 2010. The agreement provides that Mr. Carmac will serve as Senior Vice President of the Bank and President of the Bank’s wholesale mortgage division. The agreement provides that Mr. Carmac serves at the will of the Bank’s President and Chief Executive Officer and contains a covenant not to compete, which restricts Mr. Carmac’s ability to compete against the Bank during the term of his employment and for a period of one year following his employment with the Bank. Pursuant to the terms of the agreement, Mr. Carmac was paid consideration of $5,000 upon execution of the agreement and is paid commission income based on the performance of the Bank’s wholesale mortgage loan division.

Salary Continuation and Endorsement Split Dollar Agreements.  The Bank entered into a salary continuation agreement, or “SERP”, with Mr. Spiker in October 2014 and amended or entered into new salary continuation agreements with Messrs. Braswell, Hornfeck, and Liles in May 2008. The Bank is party to endorsement split dollar agreements with Messrs. Braswell and Liles dating from 2003. These salary continuation agreements and 2003 endorsement split dollar agreements are summarized below.

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The SERPs promise a specified annual retirement benefit to each executive when he attains the normal retirement age of 65 or a reduced annual benefit if the executive’s employment terminates before age 65, whether termination occurs because of involuntary termination without cause, voluntary termination for any reason, or termination because of disability. An executive forfeits his SERP benefits if his employment terminates involuntarily for cause. Benefits for termination before age 65 are determined solely by the amount of the liability accrual balance maintained by the Bank. The Bank’s liability accrual balance increases incrementally each month so that the final liability accrual balance at the executive’s normal retirement age equals the then present value of the specified normal retirement benefit. If an executive’s employment terminates before the normal retirement age of 65, he will receive a reduced annual benefit that is based on the amount of the Bank’s liability accrual balance when employment termination occurs. The reduced benefit would not be payable until the executive attains age 65. Annual SERP benefits are payable for 15 years. The annual normal retirement age benefits payable under the SERPs are $200,000 for Mr. Braswell and $125,000 for Messrs. Liles, Spiker, and Hornfeck.

The original terms of the SERPs also provided for a lump-sum cash benefit payable after a change-in-control. In the case of each of Messrs. Braswell and Liles, the SERP lump-sum change-in-control benefit is payable regardless of whether the officer’s employment also terminates (but is payable on no more than one change-in-control occasion) and the benefit consists of the liability accrual balance projected to exist at normal retirement age. In the case of all other executives who are parties to SERPs, the lump-sum change-in-control benefit would have been equal to the SERP liability accrual balance existing if and when employment termination occurs within 24 months after the change-in-control, however that benefit would only have been payable if employment termination occurred involuntarily but without cause or voluntarily but with good reason within 24 months after a change-in-control. For this purpose, the term “good reason” is defined in the same manner as the term is defined in the employment agreements. The original terms of the SERPs also provided that if a change-in-control occurred while the executive is receiving or is entitled at age 65 to receive retirement benefits under the SERP, the executive would instead receive an immediate lump-sum payment consisting of the liability accrual balance.

Messrs. Braswell and Liles are also parties to split dollar agreements with the Bank that were entered into in 2003, granting to these executives the right to designate the beneficiary of a portion of the death benefits payable under Bank-owned insurance policies on their lives. The designated beneficiaries of Messrs. Braswell and Liles will be entitled to 80% of the net death benefit payable under the insurance policies, which is payable directly by the insurer to the designated beneficiary. The term “net death benefit” means the total life insurance policy death benefit proceeds minus the policy cash surrender value. The policy cash surrender value and the portion of the net death benefit not payable to the executive’s beneficiary are payable in their entirety to the Bank. The Financial Accounting Standards Board clarified in late 2006 that a split dollar arrangement providing post-retirement death benefits requires the employer to recognize compensation expense during an employee’s working years to account for the split dollar insurance obligation, even though the split dollar benefit will ultimately be paid by the insurance company and not the employer. Because these split dollar arrangements provide for post-retirement death benefits payable to the designated beneficiaries of Messrs. Braswell and Liles, the Bank recognizes compensation expense associated with this post-retirement split dollar insurance arrangement.

Bank-Owned Life Insurance.  Bank-owned life insurance or “BOLI” is an insurance company-issued product. The BOLI that has been purchased and which may be purchased by the Bank is intended to earn sufficient income on the insurance policies’ cash surrender value such that this income might offset, at least to a certain extent, the financial obligation to pay retirement benefits to directors and the Bank’s after-income tax expense of the accrual for certain benefits under the above-mentioned director retirement agreements and to executives under the above-mentioned salary continuation agreements.

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The BOLI is also intended to increase the Bank’s non-interest income in future operating periods. At December 31, 2014, the bank owned BOLI having an aggregate cash surrender value for all insured directors and officers of approximately $11.5 million.

Because it is the intention of the Bank to hold the BOLI until the death of the applicable insured director or officer, the increase of cash surrender value may be tax-free income under current federal income tax law. This compares to the taxable gain the Bank would recognize for assets in traditional taxable investments such as U.S. Treasury or agency securities. The death benefits payable under the BOLI policies, which is likewise tax free under current federal income tax law, is intended to further enhance the Bank’s return. However, certain aspects of the BOLI, including death benefits, will be taken into account in computing any applicable federal alternative minimum tax under current applicable federal tax law.

The following table shows all cash and non-cash compensation paid to or received or deferred by Robert T. Braswell, J. Richard Spiker, T. Allen Liles, Daniel D. Hornfeck and Phillip B. Carmac for services rendered in all capacities during the fiscal years ended December 31, 2014 and 2013. Such compensation was comprised of base salary, 401(k) matching contributions, incentive compensation, insurance premiums paid under life insurance arrangements and compensation expense incurred for the SERPs.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary	Bonus	Option Awards	Non-Equity Incentive Plan Compensation	Non-Qualified Deferred Compensation Earnings(1)	All Other Compensation(2)	Total

Robert T. Braswell, President and Chief	2014	$334,800	$76,729	$21,539	—	$271,422	$45,183	$749,673
Executive Officer of the Company and the Bank	2013	322,400	—		—	255,658	33,545	611,603

T. Allen Liles, Treasurer, Secretary and Chief Financial Officer	2014	190,180	59,138	—	—	147,136	19,735	416,189
of the Company and the Bank; Executive Vice President of the Bank	2013	184,516	—	—	—	138,282	18,548	341,346

Daniel D. Hornfeck,	2014	167,316	48,540	—	—	30,029	10,555	256,440
Executive Vice President and Chief Credit Officer of the Bank	2013	163,080	—	—	—	27,614	22,996	213,690

J. Richard Spiker, II(3)	2014	170,096	64,809	—	—	8,403	30,168	273,476
Executive Vice President and Senior Lending Officer of the Bank

Phillip B. Carmac,	2014	168,000	—	—	—	—	12,346	180,346
President, Carolina Bank Wholesale Mortgage and Senior Vice President of the Bank	2013	168,000	—	—	—	—	175,067	343,067

(1)	Consists of compensation expense incurred pursuant to participation by Messrs. Braswell, Spiker, Hornfeck and Liles in the Company’s Executive Supplemental Retirement Plan.

(2)	Consists of 401(k) matching contributions, the value of certain premiums paid by the Company under life insurance arrangements, county club dues (in 2014) and, for Mr. Braswell, pay for unused vacation. Amounts reported for Mr. Carmac include consideration for commissions based on the performance of the Bank’s wholesale mortgage loan division.

(3)	Mr. Spiker was appointed Executive Vice President and Senior Lending Officer of the Bank in May 2014.

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Stock Options

The shareholders of the Bank approved the 1997 Incentive Stock Option Plan at the 1997 Annual Meeting of Shareholders (the “1997 ISO Plan”). The 1997 ISO Plan originally provided for the issuance of options to purchase up to 135,418 shares (amount adjusted for 10% stock dividends in 2000 and 2001 and 20% stock dividends in 2004, 2005 and 2007) of the Bank’s common stock. Upon the formation of the Company as the holding company for the Bank during the fourth quarter of 2000, the Company adopted the 1997 ISO Plan. All options to purchase shares of the Bank’s common stock outstanding at the time of the Company’s formation were converted into options to purchase shares of the common stock of the Company. At the 2003 annual meeting, the shareholders approved an amendment to the 1997 ISO Plan that authorized the grant of options on an aggregate of 172,800 additional shares (amount adjusted following 20% stock dividends in 2004, 2005 and 2007) of the common stock of the Company. No further options to purchase shares of the Company’s Common Stock may be granted pursuant to the 1997 ISO Plan. At the 2007 Annual Meeting of Shareholders, the shareholders of the Company approved the 2007 Incentive Stock Option Plan (the “2007 ISO Plan”). The 2007 ISO Plan originally provided for the issuance of options to purchase up to 36,420 shares (amount adjusted for 20% stock dividend in 2007) of the Company’s common stock. The 2007 Incentive Stock Option Plan expired on April 17, 2008. Upon expiration of the 2007 Incentive Stock Option Plan no further options to purchase shares of the Company’s common stock may be granted pursuant to such plan.

The shareholders of the Company approved the 2009 Omnibus Stock Ownership and Long-Term Incentive Plan (the “2009 Omnibus Plan”) at the 2009 annual meeting of shareholders to replace the stock option plans of the Company described above. The 2009 Omnibus Plan authorized the issuance of awards covering 500,000 shares of the Company’s common stock. The awards may be issued in the form of incentive stock option grants, non-qualified stock option grants, restricted stock grants, long-term incentive compensation units, or stock appreciation rights. There were 10,000 incentive stock options granted to Robert T. Braswell, President and CEO, under this plan in 2014.

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The following table sets forth information regarding vested and unvested incentive stock options granted to the named executive officers and outstanding as of December 31, 2014.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

Name	No. of Securities Underlying Unexercised Options Exercisable	No. of Securities Underlying Unexercised Options Unexercisable	Equity Incentive Plan Awards; No. of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date
Robert T. Braswell	12,000	-0-	—	$10.41	Nov. 15, 2015
	4,920	-0-	—	11.65	Dec. 18, 2017
	10,000	-0-	—	9.86	July 1, 2009

T. Allen Liles	6,000	-0-	—	$10.41	Nov. 15, 2015
	3,000	-0-	—	11.65	Dec. 18, 2017

Daniel D. Hornfeck	4,200	-0-	—	$10.41	Nov. 15, 2015
	3,000	-0-	—	11.65	Dec. 18, 2017

Phillip B. Carmac	1,000	-0-	—	$11.65	Dec. 18, 2017

Transactions with Management

The Bank has had, and expects to have in the future, banking transactions in the ordinary course of business with certain of the Company’s and the Bank’s directors and executive officers and their associates. All loans included in such transactions were made on substantially the same terms, including interest rates, repayment terms and collateral, as those prevailing at the time for comparable transactions with other persons, and do not involve more than the normal risk of collectability or present other unfavorable features.

Loans made by the Bank to directors and executive officers are subject to the requirements of Regulation O of the Board of Governors of the Federal Reserve System. Regulation O requires, among other things, prior approval of the Board of Directors with any “interested director” not participating, dollar limitations on amounts of certain loans and prohibits any favorable treatment being extended to any director or executive officer in any of the Bank’s lending matters.

PROPOSAL 2: CONVERSION OF SERIES B PREFERRED STOCK

Introduction

On March 31, 2015, we raised $15.11 million in gross proceeds in a private placement of 15,500 shares of our newly authorized Series B Non-Voting Convertible Preferred Stock (the “Series B Preferred Stock”) to certain institutional accredited investors (the “Investors”). The purpose of this private placement was to provide funds for the redemption of our outstanding Fixed Rate Cumulative Perpetual Preferred Stock, Series A (the “Series A Preferred Stock”) and for general corporate purposes.

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Because our common stock is listed on the NASDAQ Global Market, we are subject to, among others, NASDAQ Listing Rule 5635(d), which requires shareholder approval prior to the issuance of securities in connection with a transaction, other than a public offering, involving the sale, issuance, or potential issuance by a company of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock.

Pending shareholder approval, each share of the Series B Preferred Stock will be converted into 100 shares of common stock. The proposed conversion of the Series B Preferred Stock for shares of our common stock falls under NASDAQ Listing Rule 5635(d) because the number of shares of common stock issuable upon conversion of the Series B Preferred Stock will exceed 20% of both the voting power and number of shares of our common stock outstanding before the issuance, and the negotiated price per share of common stock on an as-converted basis was below both the book value and market value of our common stock.

Consequences of Approval of Proposal 2

Shareholder approval of Proposal 2 will result in the following consequences:

Conversion of Series B Preferred Stock into Common Stock. Each share of Series B Preferred Stock will be automatically converted into 100 shares of common stock on the third business day following receipt of shareholder approval of Proposal 2. The conversion is subject to an ownership limit that prohibits any holder from owning or controlling in the aggregate more than 33.3% of the total equity of the Company or 9.99% of the Company’s outstanding common stock or other class of voting securities. Any shares of Series B Preferred Stock that cannot be converted to common stock because of the ownership limit will remain outstanding.

Elimination of Dividend and Liquidation Rights of Holders of Series B Preferred Stock. If shareholder approval is received and assuming no shares of Series B Preferred Stock remain outstanding because of the ownership limit, then all shares of Series B Preferred Stock will be cancelled upon their conversion to common stock. As a result, approval of the conversion of Series B Preferred Stock will result in the elimination of the dividend rights and liquidation preference existing in favor of the Series B Preferred Stock. For more information regarding such dividend rights and liquidation preference, see “Series B Preferred Stock Terms and Provisions” below.

Rights of Investors. If shareholder approval is received, the rights and privileges associated with the common stock issued upon conversion of the Series B Preferred Stock will be identical to the rights and privileges associated with the common stock held by our existing common shareholders, including voting rights.

Market Effects. Despite the existence of initial restrictions on transfer, the issuance of shares of our common stock upon conversion of the Series B Preferred Stock may impact trading patterns and adversely affect the market price of our common stock. If significant quantities of our common stock issued upon conversion of the Series B Preferred Stock are sold (or if it is perceived that they may be sold) into the public market, the trading price of our common stock could be materially adversely affected.

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Dilution. We will issue, through the conversion of the Series B Preferred Stock, 1,550,000 shares of common stock (in addition to the 3,434,680 shares of common stock currently outstanding). As a result, we expect there to be a dilutive effect on both the earnings per share of our common stock and the book value per share of our common stock. In addition, our existing shareholders will incur dilution to their voting interests and will own a smaller percentage of our outstanding capital stock. For additional information regarding the dilutive effect of the private placement, please see the section of this Proxy Statement captioned “Pro Forma Financial Information.”

Potential Consequences of Failure to Approve Proposal 2

All Series B Preferred Stock Will Remain Outstanding. Unless shareholder approval is received or unless our shareholders approve a similar proposal at a subsequent meeting, the Series B Preferred Stock will remain outstanding in accordance with its terms.

Dividend Payments on Series B Preferred Stock. If shareholder approval is not obtained, all of the shares of Series B Preferred Stock will remain outstanding and, for so long as such shares remain outstanding, we will be required to pay dividends on the Series B Preferred Stock, on a non-cumulative basis, at an annual rate of 9%.

Additional Shareholder Meetings. We will be required to call additional shareholder meetings and recommend approval of a proposal similar to Proposal 2 to the shareholders every six months, if necessary, until such approval is obtained pursuant to the provisions of the Securities Purchase Agreements entered into with each Investor on March 31, 2015 (the “Securities Purchase Agreements”). We will bear the costs of soliciting the approval of our shareholders in connection with these meetings.

Restriction on Payment of Dividends on Common Stock and Other Junior Stock. For as long as the Series B Preferred Stock remains outstanding, if dividends payable on all outstanding shares of the Series B Preferred Stock have not been declared and paid, or declared and funds set aside therefor, we will not be permitted to declare or pay dividends with respect to, or redeem, purchase, or acquire any shares of our common stock or other class or series of capital stock ranking junior to the Series B Preferred Stock, subject to limited exceptions.

Participation in Dividends on Common Stock. So long as any shares of Series B Preferred Stock are outstanding, if we declare any dividends on our common stock or make any other distribution to our common shareholders, the holders of the Series B Preferred Stock will be entitled to participate in such distribution on an as-converted basis.

Liquidation Preference. For as long as the Series B Preferred Stock remains outstanding, it will retain a senior liquidation preference over shares of our common stock in connection with any liquidation of the Company and, accordingly, no payments will be made to holders of our common stock upon any liquidation of the Company unless the full liquidation preference on the Series B Preferred Stock is paid.

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Series B Preferred Stock Terms and Provisions

The following is a summary of the material terms and provisions of the preferences, limitations, voting powers and relative rights of the Series B Preferred Stock as contained in the Certificate of Designation for the Series B Preferred Stock which has been filed with the Secretary of State of the State of North Carolina. The Certificate of Designation is included as Appendix A attached to this Proxy Statement and is incorporated herein by reference. Shareholders are urged to carefully read the Certificate of Designation in its entirety. Although we believe this summary covers the material terms and provisions of the Series B Preferred Stock as contained in the Certificate of Designation, it may not contain all of the information that is important to you.

Authorized Shares, Par Value and Liquidation Preference. We have designated 15,500 shares of our authorized preferred stock as “Series B Non-Voting Convertible Preferred Stock,” which have no par value and a liquidation preference equal to the greater of (i) $975 per share plus an amount equal to any declared but unpaid dividends thereon to and including the date of liquidation and (ii) the amount the holder of a share of Series B Preferred Stock would receive in respect of such share if the share had been converted into common stock at the time of liquidation, dissolution, or winding up (assuming the conversion of all shares of Series B Preferred Stock at such time, without regard to any limitations on conversion of the Series B Preferred Stock).

Dividends. The Series B Preferred Stock carries a non-cumulative cash dividend at a per annum rate equal to 9%. The dividend will not be declared or paid if the Series B Preferred Stock is converted into shares of common stock within six months of issuance of the Series B Preferred Stock. If the Series B Preferred Stock is still outstanding six months following its issuance, dividends will be payable semi-annually in arrears on March 31 and September 30, if declared by the Board. If all dividends payable on the Series B Preferred Stock have not been declared and paid for an applicable dividend period, the Company may not declare and pay any dividends on its common stock or any other class or series of capital stock ranking junior to the Series B Preferred Stock, or redeem, purchase, or acquire any shares of its common stock or junior stock, subject to customary exceptions.

Participation in Dividends on Common Stock. So long as any shares of Series B Preferred Stock are outstanding, if we declare any dividends on our common stock or make any other distribution to our common shareholders, the holders of the Series B Preferred Stock will be entitled to participate in such distribution on an as-converted basis.

Ranking. The Series B Preferred Stock ranks senior to the Company’s common stock, junior to the Company’s Series A Preferred Stock and junior to the Company’s subordinated debentures. The Series B Preferred stock will rank equally or senior to all future issuances of the Company’s preferred stock.

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Voting Rights. Shares of Series B Preferred Stock generally have no voting rights other than as required by law except that the approval of the holders of a majority of the shares of Series B Preferred Stock, voting as a single class, will be required with respect to certain matters, including (i) charter or bylaw amendments that would significantly and adversely affect the rights or preferences of the Series B Preferred Stock and (ii) the consummation of a Reorganization Event (as defined below) in connection with which the Series B Preferred Stock is not also converted or otherwise treated in the same manner as the common stock.

Liquidation. In the event the Company voluntarily or involuntarily liquidates, dissolves, or winds up, the holders of the Series B Preferred Stock will be entitled to liquidating distributions equal to the greater of (i) $975 per share plus an amount equal to any declared but unpaid dividends thereon to and including the date of liquidation and (ii) the amount the holder of a share of Series B Preferred Stock would receive in respect of such share if the share had been converted into common stock at the time of liquidation, dissolution, or winding up (assuming the conversion of all shares of Series B Preferred Stock at such time, without regard to any limitations on conversion of the Series B Preferred Stock).

Redemption. Neither the Company nor the holders of the Series B Preferred Stock have the right to require redemption of the Series B Preferred Stock at any time. However, the Company may repurchase or otherwise acquire shares of the Series B Preferred Stock in voluntary transactions with the holders of the Series B Preferred Stock, subject to applicable regulatory approval requirements.

Anti-Dilution Provisions. The Series B Preferred Stock and the conversion of the Series B Preferred Stock into common stock are subject to customary anti-dilution adjustments in the event of a stock split, reverse stock split, reclassification, combination, consolidation, or similar transaction.

Preemptive Rights. Holders of Series B Preferred Stock are not entitled to any preemptive or preferential right to purchase or subscribe for any capital stock, obligations, warrants, or other securities or rights of the Company, except as may be set forth in any agreement between the Company and any such holder. See “The Securities Purchase Agreements—Preemptive Rights” below.

Reorganization Events. In the event of a merger of the Company or the sale, transfer, lease or conveyance of all or substantially all of the Company’s property and assets (in each case pursuant to which our common stock will be converted into cash, securities, or other property) or for certain reclassifications or exchanges of our common stock, then in the case of such event (each a “Reorganization Event”) while shares of Series B Preferred Stock are outstanding, a holder of shares of Series B Preferred Stock will automatically receive the type and amount of securities, cash, and other property receivable in such Reorganization Event by a holder of the number of shares of common stock into which the shares of Series B Preferred Stock would then be convertible (without regard to any limitations on conversion of the Series B Preferred Stock). If common stock shareholders have the opportunity to elect the form of consideration to be received in a Reorganization Event, then Series B Preferred Stock holders will be entitled to participate in such election as if they had converted all of their shares of Series B Preferred Stock into common stock immediately prior to the election deadline.

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The Securities Purchase Agreements

We entered into Securities Purchase Agreements with the Investors for the issuance and sale of the Series B Preferred Stock. The following is a summary of the material terms of these Securities Purchase Agreements and is qualified in its entirety by reference to the form of Securities Purchase Agreement attached as Appendix B to this Proxy Statement, which is incorporated by reference herein. You should read the form of Securities Purchase Agreement in its entirety because it, and not this Proxy Statement, is the legal document that governs the issuance of the Series B Preferred Stock.

Purchase and Sale of Stock. Pursuant to the Securities Purchase Agreements, we agreed to issue and sell 15,500 shares of the Series B Preferred Stock, in the aggregate, to the Investors.

Representations and Warranties. We made customary representations and warranties to the Investors relating to us, our business and our capital stock, including with respect to the shares of Series B Preferred Stock to be issued to the Investors pursuant to the Securities Purchase Agreements. The representations and warranties in the Securities Purchase Agreements were made for purposes of the Securities Purchase Agreements and are subject to qualifications and limitations agreed to by the respective parties in connection with negotiating the terms of the Securities Purchase Agreements, including being qualified by confidential disclosures made for the purposes of allocating contractual risk. In addition, certain representations and warranties were made as of a specific date, may be subject to a contractual standard of materiality different from what might be viewed as material to shareholders, or may have been used for purposes of allocating risk between the respective parties rather than establishing matters as facts. The representations and warranties and other provisions of the Securities Purchase Agreements should not be read alone, but instead should only be read together with the information provided elsewhere in this document and in the documents incorporated by reference into this document, including the periodic and current reports and statements that we file with the SEC.

Agreement to Seek Shareholder Approval. We agreed to use our best efforts to obtain the approval of our shareholders of the proposed conversion of the Series B Preferred Stock for shares of our common stock and to recommend that shareholders vote in favor of the proposed conversion. In addition, we agreed to prepare and file this Proxy Statement with the SEC and to cause the Proxy Statement to be mailed to shareholders within specified timeframes, as well as to use commercially reasonable efforts to solicit proxies for approval of the proposed conversion. In the event that shareholder approval of the proposed conversion is not obtained at the Annual Meeting, we agreed to call additional shareholder meetings and recommend approval of the proposed conversion to the shareholders every six months, if necessary, until such approval is obtained.

Transfer Restrictions. The shares of Series B Preferred Stock issued to the Investors are considered “restricted securities” under federal securities laws and are accordingly subject to significant restrictions on transfer. The Company committed, pursuant to the Registration Rights Agreements into which it also entered with the Investors, to register the common stock to be issued upon conversion of the Series B Preferred Stock for resale under the Securities Act of 1933, as amended (the “Securities Act”). See “The Registration Rights Agreements.”

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Preemptive Rights. Those Investors who own at least 2% of the Company’s common stock have the right to purchase certain newly issued securities from the Company. The types of securities covered by these preemptive rights include common stock and any rights, options, or warrants to purchase or securities convertible into or exercisable or exchangeable for common stock, with certain exceptions (the “Covered Securities”). If, during the year following the issuance of the Series B Preferred Stock to the Investors, the Company offers to sell Covered Securities in a public or private offering for cash, then the Investors who meet the 2% ownership threshold will have the opportunity to acquire Covered Securities from the Company for the same price and on the same terms as the Covered Securities are offered to others. Such Investors will be entitled to acquire up to the amount of Covered Securities required to enable the Investor to maintain its “Qualified Purchaser Percentage Interest” measured immediately prior to the offering of Covered Securities. “Qualified Purchaser Percentage Interest” means, as of any date of determination, the percentage equal to (i) the number of shares of common stock then held by an Investor as of the date of determination, divided by (ii) the total number of outstanding shares of common stock as of such date.

Prior to commencing an offering of Covered Securities, the Company must give notice of the anticipated offering to the Investors. An Investor has ten days after receipt of the notice to notify the Company that it intends to exercise its preemptive rights.

Indemnification. We have agreed to customary indemnification provisions for the benefit of each Investor relating to certain losses suffered by each Investor arising from breaches of our representations, warranties, and covenants in the Securities Purchase Agreements or relating to certain losses arising from actions, suits, or claims relating to the Securities Purchase Agreements or the transactions contemplated thereby. With certain exceptions, the Company will not be liable for losses that are otherwise indemnifiable under the Securities Purchase Agreements until the total of all losses incurred by all Investors exceeds $50,000, at which point the full amount of all losses will be recoverable. The Company’s maximum aggregate liability for all losses is the aggregate subscription amount paid by all Investors for the Series B Preferred Stock. The Company’s maximum aggregate liability to any individual Investor is the subscription amount paid by that individual Investor.

Expenses. Other than the Company’s payment of up to $15,000 of reasonable legal fees and expenses incurred by certain Investors, the Investors and the Company will be solely responsible for and bear all of their own expenses, including, without limitation, expenses of legal counsel, accountants and other advisors (including financial intermediaries and advisors), incurred at any time in connection with the transactions contemplated by the Securities Purchase Agreements.

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The Registration Rights Agreements

On March 31, 2015, we also entered into Registration Rights Agreements with the Investors pursuant to which we agreed to (i) file a registration statement with the SEC within 30 days of the issuance of the Series B Preferred Stock to the Investors, to register the underlying shares of common stock to be issued upon conversion of the Series B Preferred Stock, for resale under the Securities Act; (ii) use commercially reasonable efforts to cause such registration statement to be declared effective by the SEC within 90 days of the issuance of the Series B Preferred Stock to the Investors (or 120 days in the event of an SEC review); and (iii) continue to take certain steps to maintain effectiveness of the registration statement and facilitate certain other matters. Failure to meet these deadlines and certain other events may result in the Company’s payment to the Investors of liquidated damages in the amount of 0.5% of the purchase price per month. The Company will bear all expenses incident to performing its obligations under the Registration Rights Agreements regardless of whether any securities are sold pursuant to a relevant registration statement, including registration and filing fees, printing expenses, legal fees, and other incidental expenses. The Company will not be responsible for any underwriting discounts, broker or similar fees or commissions, or legal fees (except as provided by the Securities Purchase Agreements), of any Investor. The Registration Rights Agreements also provide for customary reciprocal indemnification provisions relating to certain losses suffered by either party arising from any untrue or alleged untrue statement of a material fact, or material omission, in any relevant registration statement or prospectus. This description of the Registration Rights Agreements is qualified in its entirety by reference to the form of Registration Rights Agreement attached as Appendix C to this Proxy Statement and incorporated herein by reference.

Board of Directors’ Recommendation

The Board of Directors recommends that shareholders for “FOR” the proposed issuance of shares of the Company’s common stock upon the conversion of the Company’s Series B Preferred Stock.

PRO FORMA FINANCIAL INFORMATION

Basis of Presentation

The unaudited pro forma consolidated balance sheet table and pro forma earnings per share table presented below have been prepared by management to illustrate the impact of the Company’s recent capital raise. On March 31, 2015, the Company entered into Securities Purchase Agreements with the Investors pursuant to which the Investors acquired 15,500 shares of newly issued Series B Preferred Stock in a private placement for an aggregate purchase price of $15.11 million. The net proceeds of the private placement, after estimated direct expenses of $1.05 million, were $14.06 million, which the Company plans to use for the redemption of our outstanding Series A Preferred Stock and for general corporate purposes.

Balance Sheet

The following table presents the Company’s unaudited pro forma consolidated balance sheet as of December 31, 2014 adjusted for the pro forma impact of the private placement as if the Company had completed the private placement, redeemed the Series A Preferred Stock, and the conversion of the Series B Preferred Stock into common stock had occurred, on December 31, 2014. The pro forma balance sheet adjustments reflect cash received of $15.11 million in the offering, liabilities for direct costs of the private placement of $1.05 million and a net increase in common stock of $14.06 million.

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	December 31, 2014
		Offering	Pro
	As Reported	Adjustment	Forma
Assets
Cash and due from banks	$7,942	$2,023	$9,965
Interest-bearing deposits with banks	38,232	3,066	41,298
Bank term deposits	14,106	-	14,106
Securities available-for-sale, at fair value	51,200	-	51,200
Securities held-to-maturity (fair value of $15,945)	15,644	-	15,644
Loans held for sale	39,780	-	39,780
Loans	472,189	-	472,189
Less allowance for loan losses	(6,520)	-	(6,520)
Net loans	465,669	-	465,669
Premises and equipment, net	18,311	-	18,311
Other real estate owned	5,610	-	5,610
Bank-owned life insurance	11,483	-	11,483
Other assets	11,286	-	11,286
Total assets	$679,263	$5,089	$684,352

Liabilities and Stockholders' Equity
Deposits
Non-interest bearing demand	$106,163	$-	$106,163
NOW, money market and savings	344,919	-	344,919
Time	143,816	-	143,816
Total deposits	594,898	-	594,898

Advances from the Federal Home Loan Bank	2,785	-	2,785
Securities sold under agreements to repurchase	176	-	176
Subordinated debentures	19,610	-	19,610
Other liabilities and accrued expenses	9,139	1,050	10,189
Total liabilities	626,608	1,050	627,658

Stockholders' equity
Preferred stock, no par value, authorized 1,000,000 shares; issued and outstanding 10,994 shares	10,994	(10,994)	-
Common stock, $1 par value; authorized 20,000,000 shares; issued and outstanding 3,434,680 Actual and 4,984,680 Pro forma	3,435	1,550	4,985
Additional paid-in capital	16,339	12,510	28,849
Retained earnings	20,748	973	21,721
Stock in directors' rabbi trust	(1,465)	-	(1,465)
Directors' deferred fees obligation	1,465	-	1,465
Accumulated other comprehensive income	1,139	-	1,139
Total stockholders’ equity	52,655	4,039	56,694
Total liabilities and stockholders’ equity	$679,263	$5,089	$684,352

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Earnings Per Share

The following table presents the Company’s unaudited pro forma earnings per share adjusted for the pro forma impact of the private placement for the periods shown. The pro forma consolidated earnings per share calculations assume no material pro forma impacts to net income for the periods shown. Pro forma earnings per share assumes the Company had completed the private placement, redeemed the Series A Preferred Stock, and the conversion of the Series B Preferred Stock into common stock had occurred, on January 1, 2014. A total of 15,500 shares of Series B Preferred Stock were assumed to convert into 1,550,000 shares of common stock on January 1, 2014 for purposes of preparing pro forma earnings per share. The table also assumes (1) the redemption of the Company’s Series A Preferred Stock, resulting in savings of $933,000 in dividends on the Series A Preferred Stock payable during 2014 and (2) investment of $3,066,000 of the excess proceeds of the private placement at an after-tax rate of 1.32% during the year ended December 31, 2014.

	Actual Year Ended December 31, 2014	Offering Adjustments	Pro Forma Year Ended December 31, 2014
	(Dollars in thousands, except per share amounts)
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$2,413	$973	$3,386
Basic earnings per share	0.70	(0.02)	0.68
Diluted earnings per share	0.70	(0.02)	0.68
Weighted average common shares	3,431,385	1,550,000	4,981,385
Weighted average diluted shares	3,433,603	1,550,000	4,983,603

PROPOSAL 3: RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors has appointed the firm of Elliott Davis Decosimo, PLLC, Certified Public Accountants, as the Company’s independent registered public accounting firm for 2015. The following table sets forth the aggregate fees billed for professional services rendered by Elliott Davis Decosimo, PLLC in connection with the annual audit of the Company’s financial statements for 2014 and 2013 and the aggregate fees billed in 2014 and 2013 for certain other professional services.

AUDIT FEES

Category	2014	2013
Audit Fees(1):	$83,750	$81,255
Audit-Related Fees(2):	6,700	6,500
Tax Fees(3):	21,040	14,630
All Other Fees:	—	—
Total Fees Paid:	$111,490	$102,385

__________________________

(1)	Includes fees associated with the Company’s annual audit and quarterly reviews.

(2)	Includes fees associated with the Company’s HUD audit.

(3)	Includes fees associated with tax planning, preparation of tax returns, tax research, and review of other tax-related documents.

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All services rendered by Elliott Davis Decosimo during 2014 and 2013 were subject to prior approval by the Audit Committee.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” RATIFICATION OF ELLIOTT DAVIS DECOSIMO, PLLC AS THE COMPANY’S INDEPENDENT PUBLIC ACCOUNTANTS FOR 2015.

Report of the Audit Committee

The Audit Committee of the Company is responsible for receiving and reviewing the annual audit report of the Company’s independent auditors and reports of examinations by bank regulatory agencies, and helping to formulate, implement, and review the Company’s internal audit programs. The Audit Committee assesses the performance and independence of the Company’s independent auditors and recommends their appointment and retention.

During the course of its examination of the Company’s audit process in 2014, the Audit Committee reviewed and discussed the audited financial statements with management. The Audit Committee also discussed with the independent auditors, Elliott Davis Decosimo, all matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 16, Communication with Audit Committees. Furthermore, the Audit Committee received from Elliott Davis Decosimo written disclosures and correspondence regarding their independence required by applicable requirements of the Public Company Accounting Oversight Board and discussed with Elliott Davis Decosimo their independence with regard to the Company and the Bank.

Based on the review and discussions above, the Audit Committee: (i) recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014, for filing with the SEC; and (ii) recommended that shareholders ratify the appointment of Elliott Davis Decosimo, PLLC as auditors for 2015. The Audit Committee has considered whether the principal accountant’s provision of certain non-audit services to the Company is compatible with maintaining the independence of Elliott Davis Decosimo. The Audit Committee has determined that the provision of such services is compatible with maintaining the independence of Elliott Davis Decosimo, PLLC.

This report is submitted by the Audit Committee:

James E. Hooper

Donald H. Allred

Gary N. Brown

Michael F. Bumpass

J. Edward Kitchen

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OTHER MATTERS

The Board of Directors knows of no other business that will be brought before the Annual Meeting. Should other matters be properly presented for action at the Annual Meeting, the Proxies, or their substitutes will be authorized to vote shares represented by appointments of proxy according to their best judgment.

PROPOSALS FOR 2016 ANNUAL MEETING

It is anticipated that the 2016 Annual Meeting will be held on a date during May 2016. Any proposal of a shareholder which is intended to be presented at the 2016 Annual Meeting must be received by the Company at its main office in Greensboro, North Carolina no later than [•], 2015, in order that such proposal be timely received for inclusion in the proxy statement and appointment of proxy to be issued in connection with that meeting. If a proposal for the 2016 Annual Meeting is not expected to be included in the proxy statement for that meeting, the proposal must be received by the Company by [•], 2016, for it to be timely received for consideration. The Company will use its discretionary authority for any proposals received thereafter.

Internet and Electronic Availability of Proxy Materials

As required by applicable SEC rules and regulations, the Company has furnished a notice of internet availability of proxy materials to all shareholders as part of this Proxy Statement and all shareholders will have the ability to access this Proxy Statement and the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2014, as filed with the SEC, by visiting the investor relations section of our website, https://www.carolinabank.com/.

SHAREHOLDER COMMUNICATIONS

The Company does not currently have a formal policy regarding shareholder communications with the Board of Directors; however, any shareholder may submit written communications to T. Allen Liles, Secretary and Treasurer, Carolina Bank Holdings, Inc., 101 North Spring Street, Greensboro, North Carolina 27401, and such communications will be forwarded to the Board of Directors as a group or to the individual director or directors addressed.

ADDITIONAL INFORMATION

A COPY OF THE COMPANY’S 2014 ANNUAL REPORT ON FORM 10-K WILL BE PROVIDED WITHOUT CHARGE TO ANY SHAREHOLDER ENTITLED TO VOTE AT THE ANNUAL MEETING UPON THAT SHAREHOLDER’S WRITTEN REQUEST. REQUESTS FOR COPIES SHOULD BE DIRECTED TO T. ALLEN LILES, SECRETARY AND TREASURER, CAROLINA BANK HOLDINGS, INC., 101 North SPRING STREET, GREENSBORO, NORTH CAROLINA 27401.

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Appendix A

Certificate of Designation of Series B Preferred Stock

ARTICLES OF AMENDMENT

OF

CAROLINA BANK HOLDINGS, INC.

Carolina Bank Holdings, Inc., a corporation organized and existing under the laws of the State of North Carolina (the “Corporation”), for the purpose of amending its articles of incorporation to set forth the authorized capitalization of the Corporation and to fix the preferences, limitations, and relative rights of a new series of its preferred stock in accordance with the provisions of sections 55-6-02 and 55-10-06 of the General Statutes of North Carolina, hereby submits these Articles of Amendment:

1.	The name of the corporation is Carolina Bank Holdings, Inc.

2.	Article II of the Articles of Incorporation of the Corporation shall be amended and restated to set forth the authorized capitalization of the Corporation and to set forth the terms of the Corporation’s Series B Non-Voting Convertible Preferred Stock, such amended and restated Article II to read in its entirety as follows:

ARTICLE II

A. Authorized Capital. The Corporation shall have authority to issue a total of 21,000,000 shares of capital stock. The capital stock shall consist of 20,000,000 shares of Common Stock, $1.00 par value per share, each with one vote per share and 1,000,000 shares of Preferred Stock, no par value. The preferences, limitations and relative rights of the shares of Preferred Stock shall be designated by the Board of Directors and may be issued in one or more series.

B. Fixed Rate Cumulative Perpetual Preferred Stock, Series A

Part 1. Designation and Number of Shares. There is hereby created out of the authorized and unissued shares of preferred stock of the Corporation a series of preferred stock designated as the “Fixed Rate Cumulative Perpetual Preferred Stock, Series A” (the “Designated Preferred Stock”). The authorized number of shares of Designated Preferred Stock shall be 16,000.

Part 2. Standard Provisions. The Standard Provisions contained in Annex A attached hereto are incorporated herein by reference in their entirety and shall be deemed to be a part of these Articles of Amendment to the same extent as if such provisions had been set forth in full herein.

Part 3. Definitions. The following terms are used in these Articles of Amendment (including the Standard Provisions in Annex A hereto) as defined below:

(a) “Common Stock” means the common stock, par value $1.00 per share, of the Corporation.

(b) “Dividend Payment Date” means February 15, May 15, August 15 and November 15 of each year.

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(c) “Junior Stock” means the Common Stock and any other class or series of stock of the Corporation the terms of which expressly provide that it ranks junior to Designated Preferred Stock as to dividend rights and/or as to rights on liquidation, dissolution or winding up of the Corporation.

(d) “Liquidation Amount” means $1,000 per share of Designated Preferred Stock.

(e) “Minimum Amount” means $4,000,000.

(f) “Parity Stock” means any class or series of stock of the Corporation (other than Designated Preferred Stock) the terms of which do not expressly provide that such class or series will rank senior or junior to Designated Preferred Stock as to dividend rights and/or as to rights on liquidation, dissolution or winding up of the Corporation (in each case without regard to whether dividends accrue cumulatively or non-cumulatively).

(g) “Signing Date” means the Original Issue Date.

Part 4. Certain Voting Matters. Holders of shares of Designated Preferred Stock will be entitled to one vote for each such share on any matter on which holders of Designated Preferred Stock are entitled to vote, including any action by written consent.

C. Series B Non-Voting Convertible Preferred Stock

Part 1. Designation and Number of Shares. There is hereby created out of the authorized and unissued shares of preferred stock of the Corporation a series of preferred stock designated as the “Series B Non-Voting Convertible Preferred Stock” (the “Series B Preferred Stock”). The authorized number of shares of Series B Preferred Stock shall be 15,500.

Part 2. Designation of Preferences, Limitations and Relative Rights. The attached Designation of Preferences, Limitations and Relative Rights of the Corporation’s Series B Non-Voting Convertible Preferred Stock contained in Annex B attached hereto are incorporated herein by reference in its entirety.

3.	The amendments to the articles of incorporation contained herein do not require shareholder approval pursuant to section 55-6-02 of the North Carolina General Statutes, because they create new series of shares of a class that has no outstanding shares and do not affect a series of a class of shares in one or more of the ways described in section 55-10-04 of the North Carolina General Statutes. The amendments to the articles of incorporation were duly adopted by the board of directors of the Corporation on March 17, 2015.

4.	These articles will become effective upon filing with the Department of the Secretary of State.

[Remainder of Page Intentionally Left Blank]

A-2

IN WITNESS WHEREOF, Carolina Bank Holdings, Inc. has caused these articles of amendment to be signed by Robert T. Braswell, its president and chief executive officer, this 27th day of March 2015.

CAROLINA BANK HOLDINGS, INC.

/s/ Robert T. Braswell
Robert T. Braswell
President and Chief Executive Officer

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Annex A

STANDARD PROVISIONS

Section 1. General Matters. Each share of Designated Preferred Stock shall be identical in all respects to every other share of Designated Preferred Stock. The Designated Preferred Stock shall be perpetual, subject to the provisions of Section 5 of these Standard Provisions that form a part of the Articles of Amendment. The Designated Preferred Stock shall rank equally with Parity Stock and shall rank senior to Junior Stock with respect to the payment of dividends and the distribution of assets in the event of any dissolution, liquidation or winding up of the Corporation.

Section 2. Standard Definitions. As used herein with respect to Designated Preferred Stock:

(a) “Applicable Dividend Rate” means (i) during the period from the Original Issue Date to, but excluding, the first day of the first Dividend Period commencing on or after the fifth anniversary of the Original Issue Date, 5% per annum and (ii) from and after the first day of the first Dividend Period commencing on or after the fifth anniversary of the Original Issue Date, 9% per annum.

(b) “Appropriate Federal Banking Agency” means the “appropriate Federal banking agency” with respect to the Corporation as defined in Section 3(q) of the Federal Deposit Insurance Act (12 U.S.C. Section 1813(q)), or any successor provision.

(c) “Articles of Amendment” means the Articles of Amendment relating to the Designated Preferred Stock, of which these Standard Provisions form a part, as may be amended from time to time.

(d) “Business Combination” means a merger, consolidation, statutory share exchange or similar transaction that requires the approval of the Corporation’s stockholders.

(e) “Business Day” means any day except Saturday, Sunday and any day on which banking institutions in the State of New York generally are authorized or required by law or other governmental actions to close.

(f) “Bylaws” means the bylaws of the Corporation, as they may be amended from time to time.

(g) “Charter” means the Corporation’s certificate or articles of incorporation, articles of association, or similar organizational document.

(h) “Dividend Period” has the meaning set forth in Section 3(a).

(i) “Dividend Record Date” has the meaning set forth in Section 3(a).

(j) “Liquidation Preference” has the meaning set forth in Section 4(a).

(k) “Original Issue Date” means the date on which shares of Designated Preferred Stock are first issued.

(l) “Preferred Director” has the meaning set forth in Section 7(b).

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(m) “Preferred Stock” means any and all series of preferred stock of the Corporation, including the Designated Preferred Stock.

(n) “Qualified Equity Offering” means the sale and issuance for cash by the Corporation to persons other than the Corporation or any of its subsidiaries after the Original Issue Date of shares of perpetual Preferred Stock, Common Stock or any combination of such stock, that, in each case, qualify as and may be included in Tier 1 capital of the Corporation at the time of issuance under the applicable risk-based capital guidelines of the Corporation’s Appropriate Federal Banking Agency (other than any such sales and issuances made pursuant to agreements or arrangements entered into, or pursuant to financing plans which were publicly announced, on or prior to October 13, 2008).

(o) “Share Dilution Amount” has the meaning set forth in Section 3(b).

(p) “Standard Provisions” mean these Standard Provisions that form a part of the Articles of Amendment relating to the Designated Preferred Stock.

(q) “Successor Preferred Stock” has the meaning set forth in Section 5(a).

(r) “Voting Parity Stock” means, with regard to any matter as to which the holders of Designated Preferred Stock are entitled to vote as specified in Sections 7(a) and 7(b) of these Standard Provisions that form a part of the Articles of Amendment, any and all series of Parity Stock upon which like voting rights have been conferred and are exercisable with respect to such matter.

Section 3. Dividends.

(a) Rate. Holders of Designated Preferred Stock shall be entitled to receive, on each share of Designated Preferred Stock if, as and when declared by the Board of Directors or any duly authorized committee of the Board of Directors, but only out of assets legally available therefor, cumulative cash dividends with respect to each Dividend Period (as defined below) at a rate per annum equal to the Applicable Dividend Rate on (i) the Liquidation Amount per share of Designated Preferred Stock and (ii) the amount of accrued and unpaid dividends for any prior Dividend Period on such share of Designated Preferred Stock, if any. Such dividends shall begin to accrue and be cumulative from the Original Issue Date, shall compound on each subsequent Dividend Payment Date (i.e., no dividends shall accrue on other dividends unless and until the first Dividend Payment Date for such other dividends has passed without such other dividends having been paid on such date) and shall be payable quarterly in arrears on each Dividend Payment Date, commencing with the first such Dividend Payment Date to occur at least 20 calendar days after the Original Issue Date. In the event that any Dividend Payment Date would otherwise fall on a day that is not a Business Day, the dividend payment due on that date will be postponed to the next day that is a Business Day and no additional dividends will accrue as a result of that postponement. The period from and including any Dividend Payment Date to, but excluding, the next Dividend Payment Date is a “Dividend Period”, provided that the initial Dividend Period shall be the period from and including the Original Issue Date to, but excluding, the next Dividend Payment Date.

Dividends that are payable on Designated Preferred Stock in respect of any Dividend Period shall be computed on the basis of a 360-day year consisting of twelve 30-day months. The amount of dividends payable on Designated Preferred Stock on any date prior to the end of a Dividend Period, and for the initial Dividend Period, shall be computed on the basis of a 360-day year consisting of twelve 30-day months, and actual days elapsed over a 30-day month.

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Dividends that are payable on Designated Preferred Stock on any Dividend Payment Date will be payable to holders of record of Designated Preferred Stock as they appear on the stock register of the Corporation on the applicable record date, which shall be the 15th calendar day immediately preceding such Dividend Payment Date or such other record date fixed by the Board of Directors or any duly authorized committee of the Board of Directors that is not more than 60 nor less than 10 days prior to such Dividend Payment Date (each, a “Dividend Record Date”). Any such day that is a Dividend Record Date shall be a Dividend Record Date whether or not such day is a Business Day.

Holders of Designated Preferred Stock shall not be entitled to any dividends, whether payable in cash, securities or other property, other than dividends (if any) declared and payable on Designated Preferred Stock as specified in this Section 3 (subject to the other provisions of the Articles of Amendment).

(b) Priority of Dividends. So long as any share of Designated Preferred Stock remains outstanding, no dividend or distribution shall be declared or paid on the Common Stock or any other shares of Junior Stock (other than dividends payable solely in shares of Common Stock) or Parity Stock, subject to the immediately following paragraph in the case of Parity Stock, and no Common Stock, Junior Stock or Parity Stock shall be, directly or indirectly, purchased, redeemed or otherwise acquired for consideration by the Corporation or any of its subsidiaries unless all accrued and unpaid dividends for all past Dividend Periods, including the latest completed Dividend Period (including, if applicable as provided in Section 3(a) above, dividends on such amount), on all outstanding shares of Designated Preferred Stock have been or are contemporaneously declared and paid in full (or have been declared and a sum sufficient for the payment thereof has been set aside for the benefit of the holders of shares of Designated Preferred Stock on the applicable record date). The foregoing limitation shall not apply to (i) redemptions, purchases or other acquisitions of shares of Common Stock or other Junior Stock in connection with the administration of any employee benefit plan in the ordinary course of business (including purchases to offset the Share Dilution Amount (as defined below) pursuant to a publicly announced repurchase plan) and consistent with past practice, provided that any purchases to offset the Share Dilution Amount shall in no event exceed the Share Dilution Amount; (ii) purchases or other acquisitions by a broker-dealer subsidiary of the Corporation solely for the purpose of market-making, stabilization or customer facilitation transactions in Junior Stock or Parity Stock in the ordinary course of business; (iii) purchases by a broker-dealer subsidiary of the Corporation of capital stock of the Corporation for resale pursuant to an offering by the Corporation of such capital stock underwritten by such broker-dealer subsidiary; (iv) any dividends or distributions of rights or Junior Stock in connection with a stockholders’ rights plan or any redemption or repurchase of rights pursuant to any stockholders’ rights plan; (v) the acquisition by the Corporation or any of its subsidiaries of record ownership in Junior Stock or Parity Stock for the beneficial ownership of any other persons (other than the Corporation or any of its subsidiaries), including as trustees or custodians; and (vi) the exchange or conversion of Junior Stock for or into other Junior Stock or of Parity Stock for or into other Parity Stock (with the same or lesser aggregate liquidation amount) or Junior Stock, in each case, solely to the extent required pursuant to binding contractual agreements entered into prior to the Signing Date or any subsequent agreement for the accelerated exercise, settlement or exchange thereof for Common Stock. “Share Dilution Amount” means the increase in the number of diluted shares outstanding (determined in accordance with generally accepted accounting principles in the United States, and as measured from the date of the Corporation’s consolidated financial statements most recently filed with the Securities and Exchange Commission prior to the Original Issue Date) resulting from the grant, vesting or exercise of equity-based compensation to employees and equitably adjusted for any stock split, stock dividend, reverse stock split, reclassification or similar transaction.

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When dividends are not paid (or declared and a sum sufficient for payment thereof set aside for the benefit of the holders thereof on the applicable record date) on any Dividend Payment Date (or, in the case of Parity Stock having dividend payment dates different from the Dividend Payment Dates, on a dividend payment date falling within a Dividend Period related to such Dividend Payment Date) in full upon Designated Preferred Stock and any shares of Parity Stock, all dividends declared on Designated Preferred Stock and all such Parity Stock and payable on such Dividend Payment Date (or, in the case of Parity Stock having dividend payment dates different from the Dividend Payment Dates, on a dividend payment date falling within the Dividend Period related to such Dividend Payment Date) shall be declared pro rata so that the respective amounts of such dividends declared shall bear the same ratio to each other as all accrued and unpaid dividends per share on the shares of Designated Preferred Stock (including, if applicable as provided in Section 3(a) above, dividends on such amount) and all Parity Stock payable on such Dividend Payment Date (or, in the case of Parity Stock having dividend payment dates different from the Dividend Payment Dates, on a dividend payment date falling within the Dividend Period related to such Dividend Payment Date) (subject to their having been declared by the Board of Directors or a duly authorized committee of the Board of Directors out of legally available funds and including, in the case of Parity Stock that bears cumulative dividends, all accrued but unpaid dividends) bear to each other. If the Board of Directors or a duly authorized committee of the Board of Directors determines not to pay any dividend or a full dividend on a Dividend Payment Date, the Corporation will provide written notice to the holders of Designated Preferred Stock prior to such Dividend Payment Date.

Subject to the foregoing, and not otherwise, such dividends (payable in cash, securities or other property) as may be determined by the Board of Directors or any duly authorized committee of the Board of Directors may be declared and paid on any securities, including Common Stock and other Junior Stock, from time to time out of any funds legally available for such payment, and holders of Designated Preferred Stock shall not be entitled to participate in any such dividends.

Section 4. Liquidation Rights.

(a) Voluntary or Involuntary Liquidation. In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, holders of Designated Preferred Stock shall be entitled to receive for each share of Designated Preferred Stock, out of the assets of the Corporation or proceeds thereof (whether capital or surplus) available for distribution to stockholders of the Corporation, subject to the rights of any creditors of the Corporation, before any distribution of such assets or proceeds is made to or set aside for the holders of Common Stock and any other stock of the Corporation ranking junior to Designated Preferred Stock as to such distribution, payment in full in an amount equal to the sum of (i) the Liquidation Amount per share and (ii) the amount of any accrued and unpaid dividends (including, if applicable as provided in Section 3(a) above, dividends on such amount), whether or not declared, to the date of payment (such amounts collectively, the “Liquidation Preference”).

(b) Partial Payment. If in any distribution described in Section 4(a) above the assets of the Corporation or proceeds thereof are not sufficient to pay in full the amounts payable with respect to all outstanding shares of Designated Preferred Stock and the corresponding amounts payable with respect of any other stock of the Corporation ranking equally with Designated Preferred Stock as to such distribution, holders of Designated Preferred Stock and the holders of such other stock shall share ratably in any such distribution in proportion to the full respective distributions to which they are entitled.

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(c) Residual Distributions. If the Liquidation Preference has been paid in full to all holders of Designated Preferred Stock and the corresponding amounts payable with respect of any other stock of the Corporation ranking equally with Designated Preferred Stock as to such distribution has been paid in full, the holders of other stock of the Corporation shall be entitled to receive all remaining assets of the Corporation (or proceeds thereof) according to their respective rights and preferences.

(d) Merger, Consolidation and Sale of Assets Not Liquidation. For purposes of this Section 4, the merger or consolidation of the Corporation with any other corporation or other entity, including a merger or consolidation in which the holders of Designated Preferred Stock receive cash, securities or other property for their shares, or the sale, lease or exchange (for cash, securities or other property) of all or substantially all of the assets of the Corporation, shall not constitute a liquidation, dissolution or winding up of the Corporation.

Section 5. Redemption.

(a) Optional Redemption. Except as provided below, the Designated Preferred Stock may not be redeemed prior to the first Dividend Payment Date falling on or after the third anniversary of the Original Issue Date. On or after the first Dividend Payment Date falling on or after the third anniversary of the Original Issue Date, the Corporation, at its option, subject to the approval of the Appropriate Federal Banking Agency, may redeem, in whole or in part, at any time and from time to time, out of funds legally available therefor, the shares of Designated Preferred Stock at the time outstanding, upon notice given as provided in Section 5(c) below, at a redemption price equal to the sum of (i) the Liquidation Amount per share and (ii) except as otherwise provided below, any accrued and unpaid dividends (including, if applicable as provided in Section 3(a) above, dividends on such amount) (regardless of whether any dividends are actually declared) to, but excluding, the date fixed for redemption.

Notwithstanding the foregoing, prior to the first Dividend Payment Date falling on or after the third anniversary of the Original Issue Date, the Corporation, at its option, subject to the approval of the Appropriate Federal Banking Agency, may redeem, in whole or in part, at any time and from time to time, the shares of Designated Preferred Stock at the time outstanding, upon notice given as provided in Section 5(c) below, at a redemption price equal to the sum of (i) the Liquidation Amount per share and (ii) except as otherwise provided below, any accrued and unpaid dividends (including, if applicable as provided in Section 3(a) above, dividends on such amount) (regardless of whether any dividends are actually declared) to, but excluding, the date fixed for redemption; provided that (x) the Corporation (or any successor by Business Combination) has received aggregate gross proceeds of not less than the Minimum Amount (plus the “Minimum Amount” as defined in the relevant articles of amendment for each other outstanding series of preferred stock of such successor that was originally issued to the United States Department of the Treasury (the “Successor Preferred Stock”) in connection with the Troubled Asset Relief Program Capital Purchase Program) from one or more Qualified Equity Offerings (including Qualified Equity Offerings of such successor), and (y) the aggregate redemption price of the Designated Preferred Stock (and any Successor Preferred Stock) redeemed pursuant to this paragraph may not exceed the aggregate net cash proceeds received by the Corporation (or any successor by Business Combination) from such Qualified Equity Offerings (including Qualified Equity Offerings of such successor).

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The redemption price for any shares of Designated Preferred Stock shall be payable on the redemption date to the holder of such shares against surrender of the certificate(s) evidencing such shares to the Corporation or its agent. Any declared but unpaid dividends payable on a redemption date that occurs subsequent to the Dividend Record Date for a Dividend Period shall not be paid to the holder entitled to receive the redemption price on the redemption date, but rather shall be paid to the holder of record of the redeemed shares on such Dividend Record Date relating to the Dividend Payment Date as provided in Section 3 above.

(b) No Sinking Fund. The Designated Preferred Stock will not be subject to any mandatory redemption, sinking fund or other similar provisions. Holders of Designated Preferred Stock will have no right to require redemption or repurchase of any shares of Designated Preferred Stock.

(c) Notice of Redemption. Notice of every redemption of shares of Designated Preferred Stock shall be given by first class mail, postage prepaid, addressed to the holders of record of the shares to be redeemed at their respective last addresses appearing on the books of the Corporation. Such mailing shall be at least 30 days and not more than 60 days before the date fixed for redemption. Any notice mailed as provided in this Subsection shall be conclusively presumed to have been duly given, whether or not the holder receives such notice, but failure duly to give such notice by mail, or any defect in such notice or in the mailing thereof, to any holder of shares of Designated Preferred Stock designated for redemption shall not affect the validity of the proceedings for the redemption of any other shares of Designated Preferred Stock. Notwithstanding the foregoing, if shares of Designated Preferred Stock are issued in book-entry form through The Depository Trust Corporation or any other similar facility, notice of redemption may be given to the holders of Designated Preferred Stock at such time and in any manner permitted by such facility. Each notice of redemption given to a holder shall state: (1) the redemption date; (2) the number of shares of Designated Preferred Stock to be redeemed and, if less than all the shares held by such holder are to be redeemed, the number of such shares to be redeemed from such holder; (3) the redemption price; and (4) the place or places where certificates for such shares are to be surrendered for payment of the redemption price.

(d) Partial Redemption. In case of any redemption of part of the shares of Designated Preferred Stock at the time outstanding, the shares to be redeemed shall be selected either pro rata or in such other manner as the Board of Directors or a duly authorized committee thereof may determine to be fair and equitable. Subject to the provisions hereof, the Board of Directors or a duly authorized committee thereof shall have full power and authority to prescribe the terms and conditions upon which shares of Designated Preferred Stock shall be redeemed from time to time. If fewer than all the shares represented by any certificate are redeemed, a new certificate shall be issued representing the unredeemed shares without charge to the holder thereof.

(e) Effectiveness of Redemption. If notice of redemption has been duly given and if on or before the redemption date specified in the notice all funds necessary for the redemption have been deposited by the Corporation, in trust for the pro rata benefit of the holders of the shares called for redemption, with a bank or trust company doing business in the Borough of Manhattan, The City of New York, and having a capital and surplus of at least $500 million and selected by the Board of Directors, so as to be and continue to be available solely therefor, then, notwithstanding that any certificate for any share so called for redemption has not been surrendered for cancellation, on and after the redemption date dividends shall cease to accrue on all shares so called for redemption, all shares so called for redemption shall no longer be deemed outstanding and all rights with respect to such shares shall forthwith on such redemption date cease and terminate, except only the right of the holders thereof to receive the amount payable on such redemption from such bank or trust company, without interest. Any funds unclaimed at the end of three years from the redemption date shall, to the extent permitted by law, be released to the Corporation, after which time the holders of the shares so called for redemption shall look only to the Corporation for payment of the redemption price of such shares.

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(f) Status of Redeemed Shares. Shares of Designated Preferred Stock that are redeemed, repurchased or otherwise acquired by the Corporation shall revert to authorized but unissued shares of Preferred Stock (provided that any such cancelled shares of Designated Preferred Stock may be reissued only as shares of any series of Preferred Stock other than Designated Preferred Stock).

Section 6. Conversion. Holders of Designated Preferred Stock shares shall have no right to exchange or convert such shares into any other securities.

Section 7. Voting Rights.

(a) General. The holders of Designated Preferred Stock shall not have any voting rights except as set forth below or as otherwise from time to time required by law.

(b) Preferred Stock Directors. Whenever, at any time or times, dividends payable on the shares of Designated Preferred Stock have not been paid for an aggregate of six quarterly Dividend Periods or more, whether or not consecutive, the authorized number of directors of the Corporation shall automatically be increased by two and the holders of the Designated Preferred Stock shall have the right, with holders of shares of any one or more other classes or series of Voting Parity Stock outstanding at the time, voting together as a class, to elect two directors (hereinafter the “Preferred Directors” and each a “Preferred Director”) to fill such newly created directorships at the Corporation’s next annual meeting of stockholders (or at a special meeting called for that purpose prior to such next annual meeting) and at each subsequent annual meeting of stockholders until all accrued and unpaid dividends for all past Dividend Periods, including the latest completed Dividend Period (including, if applicable as provided in Section 3(a) above, dividends on such amount), on all outstanding shares of Designated Preferred Stock have been declared and paid in full at which time such right shall terminate with respect to the Designated Preferred Stock, except as herein or by law expressly provided, subject to revesting in the event of each and every subsequent default of the character above mentioned; provided that it shall be a qualification for election for any Preferred Director that the election of such Preferred Director shall not cause the Corporation to violate any corporate governance requirements of any securities exchange or other trading facility on which securities of the Corporation may then be listed or traded that listed or traded companies must have a majority of independent directors. Upon any termination of the right of the holders of shares of Designated Preferred Stock and Voting Parity Stock as a class to vote for directors as provided above, the Preferred Directors shall cease to be qualified as directors, the term of office of all Preferred Directors then in office shall terminate immediately and the authorized number of directors shall be reduced by the number of Preferred Directors elected pursuant hereto. Any Preferred Director may be removed at any time, with or without cause, and any vacancy created thereby may be filled, only by the affirmative vote of the holders a majority of the shares of Designated Preferred Stock at the time outstanding voting separately as a class together with the holders of shares of Voting Parity Stock, to the extent the voting rights of such holders described above are then exercisable. If the office of any Preferred Director becomes vacant for any reason other than removal from office as aforesaid, the remaining Preferred Director may choose a successor who shall hold office for the unexpired term in respect of which such vacancy occurred.

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(c) Class Voting Rights as to Particular Matters. So long as any shares of Designated Preferred Stock are outstanding, in addition to any other vote or consent of stockholders required by law or by the Charter, the vote or consent of the holders of at least 66 2/3% of the shares of Designated Preferred Stock at the time outstanding, voting as a separate class, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, shall be necessary for effecting or validating:

(i) Authorization of Senior Stock. Any amendment or alteration of the Articles of Amendment for the Designated Preferred Stock or the Charter to authorize or create or increase the authorized amount of, or any issuance of, any shares of, or any securities convertible into or exchangeable or exercisable for shares of, any class or series of capital stock of the Corporation ranking senior to Designated Preferred Stock with respect to either or both the payment of dividends and/or the distribution of assets on any liquidation, dissolution or winding up of the Corporation;

(ii) Amendment of Designated Preferred Stock. Any amendment, alteration or repeal of any provision of the Articles of Amendment for the Designated Preferred Stock or the Charter (including, unless no vote on such merger or consolidation is required by Section 7(c)(iii) below, any amendment, alteration or repeal by means of a merger, consolidation or otherwise) so as to adversely affect the rights, preferences, privileges or voting powers of the Designated Preferred Stock; or

(iii) Share Exchanges, Reclassifications, Mergers and Consolidations. Any consummation of a binding share exchange or reclassification involving the Designated Preferred Stock, or of a merger or consolidation of the Corporation with another corporation or other entity, unless in each case (x) the shares of Designated Preferred Stock remain outstanding or, in the case of any such merger or consolidation with respect to which the Corporation is not the surviving or resulting entity, are converted into or exchanged for preference securities of the surviving or resulting entity or its ultimate parent, and (y) such shares remaining outstanding or such preference securities, as the case may be, have such rights, preferences, privileges and voting powers, and limitations and restrictions thereof, taken as a whole, as are not materially less favorable to the holders thereof than the rights, preferences, privileges and voting powers, and limitations and restrictions thereof, of Designated Preferred Stock immediately prior to such consummation, taken as a whole;

provided, however, that for all purposes of this Section 7(c), any increase in the amount of the authorized Preferred Stock, including any increase in the authorized amount of Designated Preferred Stock necessary to satisfy preemptive or similar rights granted by the Corporation to other persons prior to the Signing Date, or the creation and issuance, or an increase in the authorized or issued amount, whether pursuant to preemptive or similar rights or otherwise, of any other series of Preferred Stock, or any securities convertible into or exchangeable or exercisable for any other series of Preferred Stock, ranking equally with and/or junior to Designated Preferred Stock with respect to the payment of dividends (whether such dividends are cumulative or non-cumulative) and the distribution of assets upon liquidation, dissolution or winding up of the Corporation will not be deemed to adversely affect the rights, preferences, privileges or voting powers, and shall not require the affirmative vote or consent of, the holders of outstanding shares of the Designated Preferred Stock.

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(d) Changes after Provision for Redemption. No vote or consent of the holders of Designated Preferred Stock shall be required pursuant to Section 7(c) above if, at or prior to the time when any such vote or consent would otherwise be required pursuant to such Section, all outstanding shares of the Designated Preferred Stock shall have been redeemed, or shall have been called for redemption upon proper notice and sufficient funds shall have been deposited in trust for such redemption, in each case pursuant to Section 5 above.

(e) Procedures for Voting and Consents. The rules and procedures for calling and conducting any meeting of the holders of Designated Preferred Stock (including, without limitation, the fixing of a record date in connection therewith), the solicitation and use of proxies at such a meeting, the obtaining of written consents and any other aspect or matter with regard to such a meeting or such consents shall be governed by any rules of the Board of Directors or any duly authorized committee of the Board of Directors, in its discretion, may adopt from time to time, which rules and procedures shall conform to the requirements of the Charter, the Bylaws, and applicable law and the rules of any national securities exchange or other trading facility on which Designated Preferred Stock is listed or traded at the time.

Section 8. Record Holders. To the fullest extent permitted by applicable law, the Corporation and the transfer agent for Designated Preferred Stock may deem and treat the record holder of any share of Designated Preferred Stock as the true and lawful owner thereof for all purposes, and neither the Corporation nor such transfer agent shall be affected by any notice to the contrary.

Section 9. Notices. All notices or communications in respect of Designated Preferred Stock shall be sufficiently given if given in writing and delivered in person or by first class mail, postage prepaid, or if given in such other manner as may be permitted in these Articles of Amendment, in the Charter or Bylaws or by applicable law. Notwithstanding the foregoing, if shares of Designated Preferred Stock are issued in book entry form through The Depository Trust Corporation or any similar facility, such notices may be given to the holders of Designated Preferred Stock in any manner permitted by such facility.

Section 10. No Preemptive Rights. No share of Designated Preferred Stock shall have any rights of preemption whatsoever as to any securities of the Corporation, or any warrants, rights or options issued or granted with respect thereto, regardless of how such securities, or such warrants, rights or options, may be designated, issued or granted.

Section 11. Replacement Certificates. The Corporation shall replace any mutilated certificate at the holder’s expense upon surrender of that certificate to the Corporation. The Corporation shall replace certificates that become destroyed, stolen or lost at the holder’s expense upon delivery to the Corporation of reasonably satisfactory evidence that the certificate has been destroyed, stolen or lost, together with any indemnity that may be reasonably required by the Corporation.

Section 12. Other Rights. The shares of Designated Preferred Stock shall not have any rights, preferences, privileges or voting powers or relative, participating, optional or other special rights, or qualifications, limitations or restrictions thereof, other than as set forth herein or in the Charter or as provided by applicable law.

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Annex B

DESIGNATION OF PREFERENCES, Limitations AND RELATIVE RIGHTS

OF

SERIES B NON-VOTING CONVERTIBLE PREFERRED STOCK

OF

CAROLINA BANK HOLDINGS, INC.

Pursuant to the authority conferred upon the Board of Directors of Carolina Bank Holdings, Inc. (the “Corporation”) in accordance with the provisions of the Articles of Incorporation and the North Carolina Business Corporation Act, a series of preferred stock, no par value per share, of the Corporation be and hereby is created, and the designation and number of shares thereof and preferences and relative rights of the shares of such series and the qualifications, limitations and restrictions thereof are as follows:

1.	Definitions. As used herein, the following terms have the following meanings:

a)	"Affiliate" has the meaning set forth in 12 C.F.R. §225.2(a) or any successor provision.

b)	“Articles of Incorporation" means the Articles of Incorporation of the Corporation, as amended and in effect from time to time.

c)	“As-Converted Preferred Dividend” means, with respect to any Dividend declared, paid or set aside on shares of Common Stock, the product of (i) the per share Dividend on the Common Stock and (ii) the number of shares of Common Stock into which a share of Series B Preferred Stock would then be convertible (assuming receipt of the shareholder approval of the conversion of the Series B Preferred Stock to Common Stock pursuant to Section 5(b)(i) below and without regard to any limitations on conversion of the Series B Preferred Stock).

d)	"Board of Directors" means the board of directors of the Corporation.

e)	“Business Day" means any day other than a Saturday or a Sunday or a day on which banks in the State of North Carolina are authorized or required by law, executive order or regulation to close.

f)	"Bylaws" means the Bylaws of the Corporation, as amended and in effect from time to time.

g)	"Certificate" means a certificate representing one or more shares of Series B Preferred Stock.

h)	"Certificate of Designation" means this Certificate of Designation of Preferences, Limitations and Relative Rights of Series B Preferred Stock.

i)	"Closing Price" of the Corporation’s Common Stock (or other relevant capital stock or equity interest) on any date of determination means the closing sale price or, if no closing sale price is reported, the last reported sale price of the shares of the Common Stock (or other relevant capital stock or equity interest) on The NASDAQ Global Market on such date. If the Corporation’s Common Stock (or other relevant capital stock or equity interest) is not traded on The NASDAQ Global Market on any date of determination, the Closing Price of the Common Stock (or other relevant capital stock or equity interest) on such date of determination means the closing sale price as reported in the composite transactions for the principal U.S. national or regional securities exchange on which the Common Stock (or other relevant capital stock or equity interest) is so listed or quoted, or, if no closing sale price is reported, the last reported sale price on the principal U.S. national or regional securities exchange on which the Common Stock (or other relevant capital stock or equity interest) is so listed or quoted, or if the Common Stock (or other relevant capital stock or equity interest) is not so listed or quoted on a U.S. national or regional securities exchange, the last quoted bid price for the Common Stock (or other relevant capital stock or equity interest) in the over-the-counter market as reported by OTC Markets Group Inc. or similar organization, or, if that bid price is not available, the market price of the Common Stock (or other relevant capital stock or equity interest) on that date as determined by a nationally recognized independent investment banking firm retained by the Corporation for this purpose.

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As used herein, all references herein to the “Closing Price” and “last reported sale price” of the Corporation’s Common Stock (or other relevant capital stock or equity interest) on The NASDAQ Global Market shall be such closing sale price and last reported sale price as reflected on the website of The NASDAQ Global Market (http://www.nasdaq.com) and as reported by Bloomberg Professional Service; provided that in the event that there is a discrepancy between the closing sale price or last reported sale price as reflected on the website of The NASDAQ Global Market and as reported by Bloomberg Professional Service, the closing sale price and last reported sale price on the website of The NASDAQ Global Market shall govern.

j)	"Common Stock" means the common stock of the Corporation, $1.00 par value per share.

k)	"Corporation" means Carolina Bank Holdings, Inc., a corporation organized and existing under the laws of the State of North Carolina, and any successor Person.

l)	"Dividends" has the meaning set forth in Section 3(a).

m)	"Dividend Period" has the meaning set forth in Section 3(a).

n)	“Fixed Preferred Dividend” has the meaning set forth in Section 3(a).

o)	"Mandatory Conversion" has the meaning set forth in Section 5(b)(i).

p)	"Mandatory Conversion Date" has the meaning set forth in Section 5(b)(i).

q)	"Permissible Transfer" means a transfer by the holder of Series B Preferred Stock (i) to an Affiliate of such holder or to the Corporation, (ii) in a widespread public distribution of Common Stock or Series B Preferred Stock, (iii) in which no transferee (or group of associated transferees) would receive 2% or more of any class of Voting Securities of the Corporation (including pursuant to a related series of such transfers), or (iv) to a transferee that would control more than a majority of the Voting Securities of the Corporation (not including Voting Securities such Person is acquiring from the transferor).

r)	"Person" means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, or any other form of entity not specifically listed herein.

s)	"Reorganization Event" means (i) any consolidation, merger or other similar business combination of the Corporation with or into another Person, in each case pursuant to which the Common Stock will be converted into cash, securities or other property of the Corporation or another Person; (ii) any sale, transfer, lease or conveyance to another Person of all or substantially all of the property or assets of the Corporation, in each case pursuant to which the Common Stock will be converted into cash, securities or other property of the Corporation or another Person; or (iii) any change, including by capital reorganization, reclassification or otherwise (other than a transaction resulting in an adjustment pursuant to Section 3(b) below), of the Common Stock into securities including securities other than Common Stock.

t)	"Series B Liquidation Preference" has the meaning set forth in Section 4(b).

u)	"Series B Preferred Stock" has the meaning set forth in Section 2.

v)	“Trading Day” means a day on which the shares of Common Stock:

a.	are not suspended from trading on any national or regional securities exchange or association or over-the-counter market at the close of business; and

b.	have traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of the Common Stock.

w)	"Voting Security" has the meaning set forth in 12 C.F.R. §225.2(q) or any successor provision.

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2.     Designation and Amount. There shall be a series of preferred stock of the Corporation, of no par value per share, which shall be designated "Series B Non-Voting Convertible Preferred Stock" (the "Series B Preferred Stock"), and the number of shares constituting that series shall be 15,500. Such number of shares may be increased or decreased by resolution of the Board of Directors and by the filing of Articles of Amendment in accordance with the provisions of the laws of the State of North Carolina stating that such increase or reduction has been so authorized; provided, however, that no decrease shall reduce the number of shares of Series B Preferred Stock to a number that is less than the number of shares of Series B Preferred Stock then outstanding plus the number of shares of Series B Preferred Stock issuable upon exercise of then outstanding rights, options or warrants or upon conversion of outstanding securities issued by the Corporation. Shares of Series B Preferred Stock that are redeemed, purchased or otherwise acquired by the Corporation shall be cancelled and shall revert to authorized and unissued shares of preferred stock, undesignated as to series and available for future issuance.

3.	Dividends and Distributions; Adjustments for Combinations and Divisions of Common Stock.

a)	Holders of Series B Preferred Stock will be entitled to receive, when, as and if declared by the Board of Directors or a duly authorized committee of the Board of Directors, out of funds legally available therefor, non-cumulative Dividends (as defined below) in the amounts determined as set forth in this Section 3, and no more. The Series B Preferred Stock will rank (x) subordinate and junior to the Corporation’s Fixed Rate Cumulative Perpetual Preferred, Series A, and to all other shares of preferred stock other than those which, by their respective terms, rank pari passu with or junior to the Series B Preferred Stock as to dividend rights, and (y) senior to the Common Stock (and each other class or series of capital stock of the Corporation established after the shares of the Series B Preferred Stock are first issued by the Corporation, the terms of which do not expressly provide that it ranks on a parity with or senior to the Series B Preferred Stock as to dividend rights), in each case with respect to the payment of dividends or distributions, whether payable in cash, securities, options or other property, and with respect to the issuance of any rights to purchase stock, warrants, securities or other property (collectively, the "Dividends").

So long as any shares of Series B Preferred Stock remain outstanding, no Dividends will be payable on (and the Corporation shall not, directly or indirectly, redeem, purchase or acquire any of) the Common Stock or any other class or series of capital stock of the Corporation ranking with respect to Dividends junior to the Series B Preferred Stock (other than (I) redemptions, purchases or other acquisitions of Common Stock in connection with any employment contract, benefit plan or other similar arrangement with or for the benefit of any one or more employees, officers, directors or consultants or in connection with a dividend reinvestment plan, and (II) any purchase of fractional interests in shares of Common Stock pursuant to the conversion or exchange provisions of capital stock or the securities being converted or exchanged) unless all dividends payable pursuant to this Section 3 on all outstanding shares of the Series B Preferred Stock for any Dividend Period have been declared and paid, or declared and funds set aside therefor; provided,  however, that if a stock Dividend is declared on Common Stock, the holders of Series B Preferred Stock will be entitled to a stock As-Converted Preferred Dividend payable solely in shares of Series B Preferred Stock.

The holders of record of Series B Preferred Stock will be entitled to receive as, when, and if declared by the Board of Directors, the As-Converted Preferred Dividend. As-Converted Preferred Dividends that are payable on Series B Preferred Stock will be payable to the holders of record of Series B Preferred Stock as they appear on the stock register of the Corporation on the applicable record date, as determined by the Board of Directors, which record date will be the same as the record date for the equivalent Dividend on the Common Stock. In the event that the Board of Directors does not declare or pay any Dividends with respect to shares of Common Stock, then the holders of Series B Preferred Stock will have no right to receive any As-Converted Preferred Dividends. Notwithstanding the foregoing, in the event the shareholders of the Corporation do not approve the conversion of the Series B Preferred Stock to Common Stock within six (6) months of issuance pursuant to Section 5(b)(i) below, the holders of record of Series B Preferred Stock shall be entitled to receive as, when, and if declared by the Board of Directors, Dividends on each share of Series B Preferred Stock equal to nine percent (9.0%) of liquidation value per annum or $87.75 per share (the “Fixed Preferred Dividend”) subject to adjustment, as provided in Section 3(b) and Section 6 below.  Such Fixed Preferred Dividends will be payable semi-annually in arrears on March 31 and September 30 (a "Fixed Preferred Dividend Payment Date"), beginning on September 30, 2015, unless and until the Mandatory Conversion as defined herein; provided that, in the event that the aggregate As-Converted Preferred Dividends for such Dividend Period are greater than the Fixed Preferred Dividend, each outstanding share of Series B Preferred Stock shall be entitled to receive an amount equal to the aggregate As-Converted Preferred Dividends for such Dividend Period rather than the Fixed Preferred Dividend. Each Fixed Preferred Dividend that is payable pursuant to this Section 3(a) will be payable to the holders of record of Series B Preferred Stock as they appear on the stock register of the Corporation on the 15th calendar day before the applicable Fixed Preferred Dividend Payment Date occurs.

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If a Fixed Preferred Dividend Payment Date is not a Business Day, then the Fixed Preferred Dividend, if any, that would otherwise be payable on that date shall be paid the next Business Day, without any adjustment to the amount. A “Dividend Period” is the period from and including a Fixed Preferred Dividend Payment Date to, but excluding, the next Fixed Preferred Dividend Payment Date, except that the initial Dividend Period will commence on the date on which shares of the Series B Preferred Stock are first issued. Dividends payable pursuant to Section 3(a) will be computed on the basis of a 360-day year of twelve 30-day months and, for any Dividend Period greater or less than a full Dividend Period, will be computed on the basis of the actual number of days elapsed in the period divided by 360.

b)	Subject to Section 6 below, in the event that the Corporation at any time or from time to time will effect a division of the Common Stock into a greater number of shares (by stock split, reclassification or otherwise than by payment of a Dividend in Common Stock or in any right to acquire the Common Stock), or in the event the outstanding Common Stock will be combined or consolidated, by reclassification, reverse stock split or otherwise, into a lesser number of shares of the Common Stock, then the Series B Preferred Stock will, concurrently with the effectiveness of such event, be proportionately split, reclassified, combined, consolidated, reverse-split or otherwise, as appropriate, such that the number of shares of Common Stock and Series B Preferred Stock outstanding immediately following such event shall bear the same relationship to each other as did the number of shares of Common Stock and Series B Preferred Stock outstanding immediately prior to such event.

c)	If the Mandatory Conversion Date with respect to any share of Series B Preferred Stock is prior to the record date for any declared Fixed Preferred Dividend applicable to any Dividend Period, the holder of such share of Series B Preferred Stock converted on the Mandatory Conversion Date will not have the right to receive any Fixed Preferred Dividends on the Series B Preferred Stock with respect to such Dividend Period. If the Mandatory Conversion Date with respect to any share of Series B Preferred Stock is after the record date for any declared Dividend on shares of Series B Preferred Stock and prior to the dividend payment date for such Dividend, the record holder thereof as of such record date shall receive that Dividend on the relevant dividend payment date.

d)	Dividends on the Series B Preferred Stock will not be cumulative. If the Board of Directors of the Corporation or a duly authorized committee of the Board of Directors does not declare a Dividend on the Series B Preferred Stock in respect of a Dividend Period, then no dividend shall be deemed to have accrued for such Dividend Period, be payable on the applicable dividend payment date or be cumulative, and the Corporation will have no obligation to pay any Dividend for that Dividend Period, whether or not the Board of Directors of the Corporation or a duly authorized committee of the Board of Directors declares a Dividend for any future Dividend Period with respect to the Series B Preferred Stock, the Corporation’s Common Stock, or any other class or series of the Corporation’s preferred stock.

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4.	Liquidation, Dissolution or Winding Up.

a)	Rank. The Series B Preferred Stock will, with respect to rights upon liquidation, winding up and dissolution, rank pari passu with the Corporation’s Fixed Rate Cumulative Perpetual Preferred Stock, Series A and subordinate and junior in right of payment to all other shares of preferred stock other than those which, by their respective terms, rank pari passu with or junior to the Series B Preferred Stock and shall rank senior to the Common Stock in respect of the Series B Liquidation Preference as set forth below.

b)	Liquidation Preference. Upon any voluntary liquidation, dissolution or winding up of the Corporation, subject to the rights of any holders of securities to which the rights of the holders of the Series B Preferred Stock are subordinate or on parity, the holders of Series B Preferred Stock shall be entitled to receive, and no distribution shall be made to the holders of shares of Common Stock or any other shares of capital stock of the Corporation ranking junior upon liquidation, dissolution or winding up to the Series B Preferred Stock, unless, prior thereto, the holders of Series B Preferred Stock shall have received an amount (the "Series B Liquidation Preference") equal to the greater of (i) Nine Hundred Seventy-Five dollars ($975) per share plus an amount equal to any declared but unpaid dividends thereon to and including the date of such liquidation, and (ii) the amount the holder of such share of Series B Preferred Stock would receive in respect of such share if such share had been converted into Common Stock at the time of such liquidation, dissolution or winding up (assuming the conversion of all shares of Series B Preferred Stock at such time, without regard to any limitations on conversion of the Series B Preferred Stock).

c)	In the event the assets of the Corporation available for distribution to shareholders upon any liquidation, dissolution or winding-up of the affairs of the Corporation, whether voluntary or involuntary, shall be insufficient to pay in full the amounts payable with respect to all outstanding shares of the Series B Preferred Stock and the corresponding amounts payable on any parity securities, holders of Series B Preferred Stock and the holders of such parity securities shall share ratably in any distribution of assets of the Corporation in proportion to the full respective liquidating distributions to which they would otherwise be respectively entitled.

d)	Merger, Consolidation and Sale of Assets Not Liquidation. For purposes of this Section 4, the merger or consolidation of the Corporation with or into any other corporation or other entity, including a merger or consolidation in which the holders of Series B Preferred Stock receive cash, securities or other property for their shares, or the sale, lease or exchange (for cash, securities or property) of all or substantially all of the assets of the Corporation, will not constitute a liquidation, dissolution or winding up of the Corporation.

5.	Transfer; Conversion.

a)	Transfer. Neither the initial holder of any share of Series B Preferred Stock nor any of its Affiliates shall be permitted to sell, transfer or otherwise dispose of such Series B Preferred Stock other than in a Permissible Transfer.

b)	Conversion.

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i.	Subject to approval by the shareholders of the Corporation, upon the close of business three (3) Business Days following the Corporation’s receipt of shareholder approval for the issuance of the Common Stock issuable upon conversion of the Series B Preferred Stock (“Shareholder Approval”), each share of Series B Preferred Stock will be automatically converted into One Hundred (100) shares of Common Stock (the “Mandatory Conversion” and such date, the "Mandatory Conversion Date"), subject to adjustment, as provided in Section 3(b) and Section 6 below; provided that upon such conversion the holder, together with all Affiliates of the holder, will not own or control in the aggregate more than 33.3% of the total equity of the Corporation or 9.99% of the Common Stock (or of any class of Voting Securities issued by the Corporation), excluding for the purpose of this calculation any reduction in ownership resulting from transfers by such holder and its Affiliates of Voting Securities of the Corporation (which, for the avoidance of doubt, does not include Series B Preferred Stock) (the “Ownership Limit”). In any such conversion, each outstanding share of Series B Preferred Stock will convert into One Hundred (100) shares of Common Stock. Following the Mandatory Conversion, the holder shall surrender the certificate or certificates evidencing such shares of Series B Preferred Stock, duly endorsed, at the registered office of the Corporation, and provide written instructions to the Corporation as to the number of whole shares for which such conversion shall be effected, together with any appropriate documentation that may be reasonably required by the Corporation, and the Corporation shall issue and deliver to such holder a certificate or certificates for the number of shares of Common Stock into which the Series B Preferred Stock has been converted and, if applicable, a certificate for the number of shares of Series B Preferred Stock which was not converted due to the Ownership Limit.

ii.	Shares of Series B Preferred Stock that cannot be converted into shares of Common Stock on the Mandatory Conversion Date due to the Ownership Limit shall remain outstanding and shall not be converted into Common Stock until the transfer by the holder of such shares of Series B Preferred Stock to a non-Affiliate transferee pursuant to a Permissible Transfer (upon which, such shares shall be automatically converted into shares of Common Stock at the then-applicable conversion rate on the date of such transfer).

iii.	Shares of Series B Preferred Stock converted in accordance with this Section 5 shall cease to be outstanding and will resume the status of authorized and unissued preferred stock, undesignated as to series and available for future issuance, subject to the right of the holder of shares of Series B Preferred Stock immediately prior to such conversion to receive any declared and unpaid Dividends on such shares of Series B Preferred Stock to the extent the record date with respect thereto was prior to such conversion. In the event that a holder of Series B Preferred Stock shall not have by written notice to the Corporation designated the name in which shares of Common Stock and/or cash, securities or other property (including payments of cash in lieu of fractional shares) to be issued or paid upon conversion of shares of Series B Preferred Stock should be registered or paid or the manner in which such shares should be delivered, the Corporation shall be entitled to register and deliver such shares, and make such payment, in the name of the holder and in the manner shown on the records of the Corporation. The Person or Persons entitled to receive the Common Stock (and/or cash, securities or other property) issuable upon conversion of Series B Preferred Stock shall automatically be treated for all purposes as the record holder(s) of such shares of Common Stock and/or securities as of the time of such conversion.

iv.	Prior to the close of business on the Mandatory Conversion Date with respect to any share of Series B Preferred Stock, shares of Common Stock issuable upon conversion thereof, or other securities issuable upon conversion of such shares of Series B Preferred Stock, shall not be deemed outstanding for any purpose, and the holder thereof shall have no rights with respect to the Common Stock (including voting rights) by virtue of holding such share of Series B Preferred Stock.

v.	All shares of Common Stock delivered upon conversion of the Series B Preferred Stock shall be duly authorized, validly issued, fully paid and non-assessable, free and clear of all liens, claims, security interests, charges and other encumbrances.

vi.	No fractional shares of Common Stock will be issued as a result the conversion of shares of Series B Preferred Stock.

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i.	In lieu of any fractional share of Common Stock otherwise issuable in respect of the conversion pursuant to Section 5(b) hereof, the Corporation shall pay an amount in cash (computed to the nearest cent) equal to the same fraction of the Closing Price of the Common Stock determined as of the Trading Day immediately preceding the Mandatory Conversion Date.

ii.	If more than one share of the Series B Preferred Stock is surrendered for conversion at one time by or for the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of the Series B Preferred Stock so surrendered.

vii.	Upon receipt of Shareholder Approval, the Corporation shall provide promptly, but in any event within three (3) Business Days, notice of Mandatory Conversion to each holder of Series B Preferred Stock (such notice a “Notice of Conversion”). In addition to any information required by applicable law or regulation, the Notice of Conversion with respect to such holder shall state, as appropriate: (i) the Mandatory Conversion Date; (ii) the number of shares of Common Stock to be issued upon conversion of each share of Series B Preferred Stock held of record by such holder and subject to such mandatory conversion; and (iii) the place or places where certificates for shares of Series B Preferred Stock held of record by such holder are to be surrendered for issuance of certificates representing shares of Common Stock.

c)	No Impairment. The Corporation will not, by amendment of its Articles of Incorporation or the bylaws or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions hereof, including Section 3(b) and this Section 5 and in the taking of all such actions as may be necessary or appropriate in order to protect the adjustment and conversion rights of the holders of the Series B Preferred Stock against impairment. Nothing in this Section 5(c) shall be deemed to grant approval or voting rights to the holders of Series B Preferred Stock that are in addition to those set forth in Section 9 hereof.

d)	Reservation of Shares Issuable upon Conversion. The Corporation will at all times reserve and keep available out of its authorized but unissued Common Stock solely for the purpose of effecting the conversion of the Series B Preferred Stock such number of shares of Common Stock as will from time to time be sufficient to effect the conversion of all outstanding Series B Preferred Stock; provided that if at any time the number of authorized but unissued Common Stock will not be sufficient to effect the conversion of all then outstanding Series B Preferred Stock, the Corporation will take such action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued Common Stock to such number of shares as will be sufficient for such purpose.

6.	Reorganization Events.

a)	So long as any shares of Series B Preferred Stock are outstanding, if there occurs a Reorganization Event, then a holder of shares of Series B Preferred Stock shall, effective as of the consummation of such Reorganization Event, automatically receive for such Series B Preferred Stock the type and amount of securities, cash and other property receivable in such Reorganization Event by a holder of the number of shares of Common Stock into which the number of shares of Series B Preferred Stock held by such holder would then be convertible (without regard to any limitations on conversion of the Series B Preferred Stock).

b)	In the event that holders of shares of Common Stock have the opportunity to elect the form of consideration to be received in such transaction, the holders of Series B Preferred Stock shall be entitled to participate in such elections as if they had converted all of their Series B Preferred Stock into Common Stock immediately prior to the election deadline.

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c)	For the avoidance of doubt, nothing set forth herein shall prohibit the Corporation from entering into or consummating a transaction constituting a Reorganization Event provided that the Series B Preferred Stock is treated as set forth in this Section 6.

7.     Maturity; Redemption. The Series B Preferred Stock shall be perpetual unless converted in accordance with this Certificate of Designation. The Series B Preferred Stock will not be redeemable at the option of the Corporation or any holder of Series B Preferred Stock at any time. Notwithstanding the foregoing, nothing contained herein shall prohibit the Corporation from repurchasing or otherwise acquiring shares of Series B Preferred Stock in voluntary transactions with the holders thereof. Any shares of Series B Preferred Stock repurchased or otherwise acquired may be cancelled by the Corporation and thereafter be reissued as shares of any series of preferred stock of the Corporation.

8.     Voting Rights. The holders of Series B Preferred Stock will not have any voting rights, except as provided in Section 9 below or as otherwise from time to time required by law.

9.     Protective Provisions.

a)	So long as any shares of Series B Preferred Stock are outstanding, the vote or consent of the holders of a majority of the shares of Series B Preferred Stock at the time outstanding, voting as a single class, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, will be necessary for effecting or validating any of the following actions, whether or not such approval is required by North Carolina law:

i.	any amendment, alteration or repeal (including by means of a merger, consolidation or otherwise) of any provision of the Articles of Incorporation (including this Certificate of Designation) or the bylaws that would significantly and adversely affect the rights or preferences of the Series B Preferred Stock (which shall not include, for the avoidance of doubt, any Reorganization Event in connection with which the Series B Preferred Stock is treated as provided in Section 6 above or any increase or decrease in the authorized amount of capital stock of the Corporation); or

ii.	the consummation of a Reorganization Event in connection with which the Series B Preferred Stock is not converted or otherwise treated as provided in Section 6.

Notwithstanding anything to the contrary herein, any increase in the amount of the authorized preferred stock or any securities convertible into preferred stock or the creation and issuance, or an increase in the authorized or issued amount, of any series of preferred stock or any securities convertible into preferred stock, in any case ranking equally with, junior to and/or senior to the Series B Preferred Stock with respect to the payment of dividends (whether such dividends are cumulative or non-cumulative) and/or the distribution of assets upon the Corporation's liquidation, dissolution or winding up will not, in and of itself, be deemed to significantly and adversely affect rights, preferences or privileges of the Series B Preferred Stock and, notwithstanding any provision of North Carolina law, holders of Series B Preferred Stock will have no right to vote solely by reason of such an increase, creation or issuance.

b)	Notwithstanding the foregoing, holders of Series B Preferred Stock shall not have any voting rights if, at or prior to the effective time of the act with respect to which such vote would otherwise be required, all outstanding shares of Series B Preferred Stock shall have been converted into shares of Common Stock.

c)	In the event that the Corporation makes (i) an offer to repurchase shares of Common Stock from all of the holders thereof, or (ii) a tender offer for any shares of Common Stock, the Corporation shall also offer to repurchase or make a tender offer for, as applicable, shares of Series B Preferred Stock pro rata based upon the number of shares of Common Stock such holders would be entitled to receive if such shares were converted into shares of Common Stock immediately prior to such repurchase and otherwise on terms which would provide the holders of the Series B Preferred Stock consideration and other terms equivalent to the terms offered to the holders of Common Stock assuming the Series B Preferred Stock were so converted.

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10.    Notices. Any notice required by the provisions hereof to be given to the holders of Series B Preferred Stock will be deemed given upon the earlier of (i) actual receipt and (ii) three (3) Business Days after being sent by certified or registered mail, postage prepaid, return receipt requested, and addressed to each holder of record at such holder's address as it appears on the books of the Corporation.

11.    Record Holders. To the fullest extent permitted by law, the Corporation will be entitled to recognize the record holder of any share of Series B Preferred Stock as the true and lawful owner thereof for all purposes and will not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other Person, whether or not it will have express or other notice thereof.

12.    No Preemptive Rights. Except as may be set forth in any agreement between the Corporation and any holder of Series B Preferred Stock, the holders of Series B Preferred Stock are not entitled to any preemptive or preferential right to purchase or subscribe for any capital stock, obligations, warrants or other securities or rights of the Corporation.

13.    Replacement Certificates. In the event that any Certificate will have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if required by the Corporation, the posting by such Person of a bond in such amount as the Corporation may determine is necessary as indemnity against any claim that may be made against it with respect to such Certificate, the Corporation or the Corporation's transfer agent, as applicable, will deliver in exchange for such lost, stolen or destroyed Certificate a replacement Certificate.

14.    Other Rights. The shares of Series B Preferred Stock have no rights, preferences, privileges or voting powers or relative, participating, optional or other special rights, or qualifications, limitations or restrictions thereof, other than as set forth herein or as provided by applicable law.

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Appendix B

Form of Securities Purchase Agreement

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of March 31, 2015, by and among Carolina Bank Holdings, Inc., a North Carolina corporation (the “Company”), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a “Purchaser” and collectively, the “Purchasers”).

RECITALS

A. The Company and each Purchaser are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “Commission”) under the Securities Act.

B. Each Purchaser, severally and not jointly, wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, that aggregate number of shares of the Company’s Series B Non-Voting Convertible Preferred Stock, $975 liquidation preference per share (the “Preferred Stock”), set forth below such Purchaser’s name on the signature page of this Agreement (which aggregate amount for all Purchasers shall be 15,500 shares of Preferred Stock (collectively referred to herein as the “Preferred Shares”)). When purchased, the Preferred Stock will have the terms set forth in a Certificate of Designation of Preferences, Limitations and Relative Rights incorporated into Articles of Amendment for the Preferred Stock in the form attached as Exhibit A hereto (the “Articles of Amendment”) and made a part of the Company’s Articles of Incorporation by the filing of the Articles of Amendment with the North Carolina Secretary of State (the “Secretary of State”). The Preferred Stock will be convertible into shares (the “Underlying Shares” and, together with the Preferred Shares, the “Securities”) of the common stock, par value $1.00 per share, of the Company (the “Common Stock”), subject to and in accordance with the terms and conditions of the Articles of Amendment.

C. The Company has engaged FIG Partners LLC as its exclusive placement agent (the “Placement Agent”) for the offering of the Preferred Shares.

D. Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement, substantially in the form attached hereto as Exhibit B (the “Registration Rights Agreement”), pursuant to which, among other things, the Company will agree to provide certain registration rights with respect to the Underlying Shares under the Securities Act and the rules and regulations promulgated thereunder and applicable state securities laws.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Purchasers hereby agree as follows:

ARTICLE I
DEFINITIONS

1.1. Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms shall have the meanings indicated in this Section 1.1:

“Action” means any action, suit, inquiry, notice of violation, proceeding (including any partial proceeding such as a deposition) or investigation pending or, to the Company’s Knowledge, threatened in writing against the Company, any Subsidiary or any of their respective properties or any officer, director or employee of the Company or any Subsidiary acting in his or her capacity as an officer, director or employee before or by any federal, state, county, local or foreign court, arbitrator, governmental or administrative agency, regulatory authority, stock market, stock exchange or trading facility.

B-1

“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, Controls, is controlled by or is under common control with such Person, as such terms are used in and construed under Rule 405 under the Securities Act.

“Agency” has the meaning set forth in Section 3.1(qq).

“Agreement” shall have the meaning ascribed to such term in the Preamble.

“Articles of Amendment” has the meaning set forth in the Recitals.

“Articles of Incorporation” means the Articles of Incorporation of the Company and all amendments thereto, as the same may be amended from time to time.

“Bank” means Carolina Bank, a North Carolina-chartered commercial bank and wholly-owned subsidiary of the Company.

“BHC Act Control” has the meaning set forth in Section 3.1(yy).

“BHCA” has the meaning set forth in Section 3.1(b).

"Burdensome Condition" has the meaning set forth in Section 5.1(l).

“Business Day” means a day, other than a Saturday or Sunday, on which banks in North Carolina are open for the general transaction of business.

“Buy-In” has the meaning set forth in Section 4.1(e).

“Buy-In Price” has the meaning set forth in Section 4.1(e).

“Bylaws” means the Bylaws of the Company and all amendments thereto, as the same may be amended from time to time.

“CIBCA” means the Change in Bank Control Act.

“Closing” means the closing of the purchase and sale of the Preferred Shares pursuant to this Agreement.

“Closing Date” means the Trading Day when all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all of the conditions set forth in Sections 2.1, 2.2, 5.1 and 5.2 hereof are satisfied or waived, as the case may be, or such other date as the parties may agree.

“Code” means the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder.

“Commission” has the meaning set forth in the Recitals.

“Common Stock” has the meaning set forth in the Recitals, and also includes any securities into which the Common Stock may hereafter be reclassified or changed.

“Company” has the meaning set forth in the Preamble.

“Company Counsel” means Wyrick Robbins Yates & Ponton LLP.

“Company Deliverables” has the meaning set forth in Section 2.2(a).

“Company Reports” has the meaning set forth in Section 3.1(mm).

B-2

“Company’s Knowledge” means with respect to any statement made to the knowledge of the Company, that the statement is based upon the actual knowledge of the executive officers of the Company having responsibility for the matter or matters that are the subject of the statement.

“Control” (including the terms “controlling,” “controlled by” or “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Covered Person” has the meaning set forth in Section 3.1(vv).

“Disclosure Materials” has the meaning set forth in Section 3.1(h).

“Disqualification Event” has the meaning set forth in Section 3.1(vv).

“Effective Date” means the date on which the initial Registration Statement required by Section 2(a) of the Registration Rights Agreement is first declared effective by the Commission.

“Environmental Laws” has the meaning set forth in Section 3.1(l).

“ERISA” has the meaning set forth in Section 3.1(ss).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“FDIC” means the Federal Deposit Insurance Corporation.

“Federal Reserve” means the Board of Governors of the Federal Reserve System.

“GAAP” means U.S. generally accepted accounting principles, as applied by the Company.

“Governmental Entity” means any court, administrative agency or commission or other governmental authority or instrumentality, whether federal, state, local or foreign, and any applicable industry self-regulatory organization or securities exchange.

“Indemnified Person” has the meaning set forth in Section 4.8(a).

“Insurer” has the meaning set forth in Section 3.1(qq).

“Intellectual Property” has the meaning set forth in Section 3.1(r).

“Lien” means any lien, charge, claim, encumbrance, security interest, right of first refusal, preemptive right or other restrictions of any kind.

“Material Adverse Effect” means any of (i) a material and adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material and adverse effect on the results of operations, assets, properties, business, condition (financial or otherwise) or prospects of the Company and the Subsidiaries, taken as a whole, or (iii) any adverse impairment to the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document; provided, however, that “Material Adverse Effect” shall not include the impact of (A) changes in banking and similar laws of general applicability or interpretations thereof by any applicable governmental authority, (B) changes in GAAP or regulatory accounting requirements applicable to banks and their holding companies generally, (C) changes in general economic conditions, including interest rates, affecting banks generally, or (D) the effects of any action or omission taken by the Company or the Bank with the prior written consent of the Purchasers, except, with respect to clauses (A), (B) and (C), to the extent that the effect of such changes has a disproportionate impact on the Company and the Subsidiaries, taken as a whole, relative to other similarly situated banks and their holding companies generally.

B-3

“Material Contract” means any contract of the Company that was, or was required to be, filed as an exhibit to the SEC Reports pursuant to Item 601 of Regulation S-K as promulgated by the Commission.

“Material Permits” has the meaning set forth in Section 3.1(p).

“Money Laundering Laws” has the meaning set forth in Section 3.1(kk).

“NCCOB” means the Office of the North Carolina Commissioner of Banks.

“North Carolina Courts” means the state and federal courts sitting in the State of North Carolina.

“OFAC” has the meaning set forth in Section 3.1(jj).

“Outside Date” means fifteen (15) days following the date of this Agreement; provided that if such day is not a Business Day, the first day following such day that is a Business Day.

“Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

“Placement Agent” has the meaning set forth in the Recitals.

“Preferred Shares” has the meaning set forth in the Recitals.

“Preferred Stock” has the meaning set forth in the Recitals.

“Principal Trading Market” means the Trading Market on which the Common Stock is primarily listed on or quoted for trading, which, as of the date of this Agreement and the Closing Date, shall be the Nasdaq Global Market.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Purchase Price” means $975 per Preferred Share.

“Purchaser Deliverables” has the meaning set forth in Section 2.2(b).

“Regulation D” has the meaning set forth in the Recitals.

“Regulatory Agreement” has the meaning set forth in Section 3.1(oo).

“Required Approvals” has the meaning set forth in Section 3.1(e).

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“SEC Reports” has the meaning set forth in Section 3.1(h).

“Secretary’s Certificate” has the meaning set forth in Section 2.2(a)(v).

“Securities” has the meaning set forth in the Recitals.

“Securities Act” means the Securities Act of 1933, as amended.

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“Subscription Amount” means with respect to each Purchaser, the aggregate amount to be paid for the Preferred Shares purchased hereunder as indicated on such Purchaser’s signature page to this Agreement next to the heading “Aggregate Purchase Price (Subscription Amount).”

“Subsidiary” means any entity in which the Company, directly or indirectly, owns sufficient capital stock or holds a sufficient equity or similar interest such that it is consolidated with the Company in the financial statements of the Company.

“Trading Day” means a day on which the Common Stock is listed or quoted and traded on its Principal Trading Market; provided, that in the event that the Common Stock is not listed or quoted as set forth herein, then Trading Day shall mean a Business Day.

“Trading Market” means whichever of the New York Stock Exchange, the NYSE MKT, the Nasdaq Global Select Market, the Nasdaq Global Market, the Nasdaq Capital Market, the OTC Bulletin Board, the OTCQX, the OTCQB, or the OTC Pink on which the Common Stock is listed or quoted for trading on the date in question.

“Transaction Documents” means this Agreement, the Exhibits attached hereto, the Registration Rights Agreement, the Articles of Amendment and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“Transfer Agent” means Computershare, or any successor transfer agent for the Company.

“Underlying Shares” has the meaning set forth in the Recitals.

“U.S. Sanctions Laws” has the meaning set forth in Section 3.2(q).

ARTICLE II
PURCHASE AND SALE

2.1. Closing.

(a) Purchase of Preferred Shares. Subject to the terms and conditions set forth in this Agreement, at the Closing the Company shall issue and sell to each Purchaser, and each Purchaser shall, severally and not jointly, purchase from the Company, the number of Preferred Shares set forth below such Purchaser’s name on the signature page of this Agreement at a per Preferred Share price equal to the Purchase Price.

(b) Closing. The Closing of the purchase and sale of the Preferred Shares shall take place at the offices of Wyrick Robbins Yates & Ponton LLP, 4101 Lake Boone Trail, Suite 300, Raleigh, North Carolina 27607 on the Closing Date or at such other location or remotely by facsimile transmission or other electronic means as the parties may mutually agree.

(c) Form of Payment. Unless otherwise agreed to by the Company and a Purchaser (as to itself only), on the Closing Date, (1) the Company shall deliver to each Purchaser (or its designated custodian per its delivery instructions) one or more stock certificates (if physical certificates are required by the Purchaser to be held immediately prior to Closing, as indicated on such Purchaser’s signature page hereto; if not, then facsimile or “.pdf” copies of such certificates shall suffice for purposes of Closing with the original stock certificates to be delivered within two Business Days of the Closing Date), evidencing the number of Preferred Shares set forth on such Purchaser’s signature page to this Agreement (or as otherwise set forth on the Stock Certificate Questionnaire included as Exhibit C-2 hereto) and (2) upon receipt thereof, each Purchaser shall wire its Subscription Amount, in United States dollars and in immediately available funds, in accordance with the Company’s written wire transfer instructions.

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2.2. Closing Deliveries.

(a) On or prior to the Closing, the Company shall issue, deliver or cause to be delivered to each Purchaser the following (the “Company Deliverables”):

(i) this Agreement, duly executed by the Company;

(ii) the Registration Rights Agreement, duly executed by the Company (which shall be delivered on the date hereof);

(iii) one or more stock certificates (if physical certificates are required by the Purchaser to be held immediately prior to Closing, as indicated on such Purchaser’s signature page hereto; if not, then facsimile or “.pdf” copies of such certificates shall suffice for purposes of Closing with the original stock certificates to be delivered within two Business Days of the Closing Date), evidencing the Preferred Shares subscribed for by Purchaser hereunder, registered in the name of such Purchaser or as otherwise set forth on such Purchaser’s Stock Certificate Questionnaire (the “Stock Certificates”) (or as otherwise set forth on the Stock Certificate Questionnaire);

(iv) a legal opinion of Company Counsel, dated as of the Closing Date and in the form attached hereto as Exhibit D, executed by such counsel and addressed to the Purchasers;

(v) a certificate of the Secretary of the Company, in the form attached hereto as Exhibit E (the “Secretary’s Certificate”), dated as of the Closing Date, (a) certifying the resolutions adopted by the Board of Directors of the Company or a duly authorized committee thereof approving the transactions contemplated by this Agreement and the other Transaction Documents and the issuance of the Securities, (b) certifying the current versions of the Articles of Incorporation and Bylaws of the Company and (c) certifying as to the signatures and authority of persons signing the Transaction Documents and related documents on behalf of the Company; and

(vi) the compliance certificate referred to in Section 5.1(f).

(b) On or prior to the Closing, each Purchaser shall deliver or cause to be delivered to the Company the following (the “Purchaser Deliverables”):

(i) this Agreement, duly executed by such Purchaser;

(ii) the Registration Rights Agreement, duly executed by such Purchaser;

(iii) its Subscription Amount, in U.S. dollars and in immediately available funds, in the amount indicated below such Purchaser’s name on the applicable signature page hereto under the heading “Aggregate Purchase Price (Subscription Amount)” by wire transfer in accordance with the Company’s written instructions; and

(iv) a fully completed and duly executed Accredited Investor Questionnaire, reasonably satisfactory to the Company, and Stock Certificate Questionnaire in the forms attached hereto as Exhibits C-1 and C-2, respectively.

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ARTICLE III
REPRESENTATIONS AND WARRANTIES

3.1. Representations and Warranties of the Company. The Company hereby represents and warrants as of the date hereof and as of the Closing Date (except for the representations and warranties that speak as of a specific date, which shall be made as of such date), to each of the Purchasers that:

(a) Subsidiaries. The Company has no direct or indirect Subsidiaries except as set forth in Exhibit 21 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2014, as filed with the Commission on March 26, 2015. The Company owns, directly or indirectly, all of the capital stock or comparable equity interests of each Subsidiary free and clear of any and all Liens, and all the issued and outstanding shares of capital stock or comparable equity interest of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities. No equity security of any Subsidiary is or may be required to be issued by reason of any option, warrant, scrip, preemptive right, right to subscribe to, gross-up right, call or commitment of any character whatsoever relating to, or security or right convertible into, shares of any capital stock of such Subsidiary, and there are no contracts, commitments, understandings or arrangements by which any Subsidiary is bound to issue additional shares of its capital stock, or any option, warrant or right to purchase or acquire any additional shares of its capital stock. Except in respect of the Subsidiaries, the Company does not beneficially own, directly or indirectly, more than 5% of any class of equity securities or similar interests of any corporation, bank, business trust, association or similar organization, and is not, directly or indirectly, a partner in any partnership or party to any joint venture. The Company beneficially owns all of the outstanding capital securities and has sole Control of the Bank.

(b) Organization and Qualification. The Company and each of its Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own or lease and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. The Company and each of its Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not in the reasonable judgment of the Company be expected to have a Material Adverse Effect. The Company is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended (the “BHCA”). The Bank is the Company’s only Subsidiary banking institution. The Bank’s deposit accounts are insured up to applicable limits by the FDIC, and all premiums and assessments required to be paid in connection therewith have been paid when due. The Company and each of its Subsidiaries have conducted their respective businesses in compliance with all applicable federal, state and foreign laws, orders, judgments, decrees, rules, regulations and applicable stock exchange requirements, including all laws and regulations restricting activities of bank holding companies and banking organizations, except for any noncompliance that, individually or in the aggregate, has not had and would not be reasonably expected to have a Material Adverse Effect.

(c) Authorization; Enforcement; Validity. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents to which it is a party and otherwise to carry out its obligations hereunder and thereunder, including, without limitation, to issue the Preferred Shares in accordance with the terms hereof and to issue the Underlying Shares in accordance with the Articles of Amendment. The Company’s execution and delivery of each of the Transaction Documents to which it is a party and the consummation by it of the transactions contemplated hereby and thereby (including, but not limited to, the sale and delivery of the Preferred Shares and the Underlying Shares) have been duly authorized by all necessary corporate action on the part of the Company, and no further corporate action is required by the Company, its board of directors or its shareholders in connection therewith other than in connection with the Required Approvals. Each of the Transaction Documents to which it is a party has been (or upon delivery will have been) duly executed by the Company and is, or when delivered in accordance with the terms hereof, will constitute the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law. There are no shareholder agreements, voting agreements, or other similar arrangements with respect to the Company’s capital stock to which the Company is a party or, to the Company’s Knowledge, between or among any of the Company’s shareholders.

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(d) No Conflicts. The execution, delivery and performance by the Company of the Transaction Documents to which it is a party and the consummation by the Company of the transactions contemplated hereby or thereby (including, without limitation, the issuance of the Preferred Shares and the Underlying Shares) do not and will not (i) conflict with or violate any provisions of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or otherwise result in a violation of the organizational documents of the Company or any Subsidiary, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would result in a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any Material Contract, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations and the rules and regulations thereunder, assuming, without investigation, the correctness of the representations and warranties made by the Purchasers herein, of any self-regulatory organization to which the Company or its securities are subject, including all applicable Trading Markets), or by which any property or asset of the Company is bound or affected, except in the case of clauses (ii) and (iii) such as would not have or reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(e) Filings, Consents and Approvals. Neither the Company nor any of its Subsidiaries is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, self-regulatory organization (including the Principal Trading Market) or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents (including, without limitation, the issuance of the Preferred Shares and the Underlying Shares), other than (i) the filing of the Articles of Amendment with the Secretary of State, (ii) filings required by applicable state securities laws, (iii) the filing of a Notice of Exempt Offering of Securities on Form D with the Commission under Regulation D of the Securities Act, (iv) the filing of any requisite notices and/or application(s) to the Principal Trading Market for the issuance and sale of the Underlying Shares and the listing of the Underlying Shares for trading or quotation, as the case may be, thereon in the time and manner required thereby, (v) the filings required in accordance with Section 4.6 of this Agreement, (v) the filing with the Commission of one or more Registration Statements in accordance with the Registration Rights Agreement, (vi) the filings required in accordance with Section 4.16 of this Agreement (shareholder approval for issuance of Underlying Shares), and (vii) those that have been made or obtained prior to the date of this Agreement (collectively, the “Required Approvals”). The Company is unaware of any facts or circumstances relating to the Company or its Subsidiaries which would be likely to prevent the Company from obtaining or effecting any of the foregoing.

(f) Issuance of the Preferred Shares. The issuance of the Preferred Shares has been duly authorized and the Preferred Shares, when issued and paid for in accordance with the terms of the Transaction Documents, will be duly and validly issued, fully paid and non-assessable and free and clear of all Liens, other than restrictions on transfer provided for in the Transaction Documents or imposed by applicable securities laws, and shall not be subject to preemptive or similar rights. The issuance of the Underlying Shares has been duly authorized and the Underlying Shares, when issued in accordance with the terms of the Articles of Amendment, will be duly and validly issued, fully paid and non-assessable and free and clear of all Liens, other than restrictions on transfer provided for in the Transaction Documents or imposed by applicable securities laws, and shall not be subject to preemptive or similar rights. Assuming the accuracy of the representations and warranties of the Purchasers in this Agreement, the Securities will be issued in compliance with all applicable federal and state securities laws.

(g) Capitalization. The number of shares and type of all authorized, issued and outstanding capital stock, options and other securities of the Company (whether or not presently convertible into or exercisable or exchangeable for shares of capital stock of the Company) has been set forth in the SEC Reports and has changed since the date of such SEC Reports only due to stock grants or other equity awards or stock option and warrant exercises that do not, individually or in the aggregate, have a material effect on the issued and outstanding capital stock, options and other securities. All of the outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and non-assessable, have been issued in compliance in all material respects with all applicable federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase any capital stock of the Company. No shares of the Company’s outstanding capital stock are subject to preemptive rights or any other similar rights. Except as specified in the SEC Reports: (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares of capital stock of the Company or a Subsidiary, or contracts, commitments, understandings or arrangements by which the Company or a Subsidiary is or may become bound to issue additional shares of capital stock of the Company or a Subsidiary or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares of capital stock of the Company or a Subsidiary, other than those issued or granted pursuant to Material Contracts or equity or incentive plans or arrangements described in the SEC Reports; (ii) there are no material outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing indebtedness of the Company or a Subsidiary or by which the Company or a Subsidiary is bound; (iii) except for the Registration Rights Agreement, there are no agreements or arrangements under which the Company or a Subsidiary is obligated to register the sale of any of its securities under the Securities Act; (iv) there are no outstanding securities or instruments of the Company or a Subsidiary that contain any mandatory redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or a Subsidiary is or may become bound to redeem a security of the Company or a Subsidiary; and (v) neither the Company nor any Subsidiary has any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement. Neither the Company nor any Subsidiary has liabilities or obligations required to be disclosed in the SEC Reports but not so disclosed in the SEC Reports, which, individually or in the aggregate, will have or would reasonably be expected to have a Material Adverse Effect. There are no securities or instruments of the Company containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities.

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(h) SEC Reports; Disclosure Materials. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the twelve months preceding the date hereof (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports” and together with this Agreement and the Exhibits to this Agreement, and any other factual information concerning by the Company furnished in connection with the offering of the Preferred Shares, the “Disclosure Materials”), on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective filing dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The SEC Reports, including the documents incorporated by reference in each of them, each contained substantially all of the information required to be included in it. No executive officer of the Company has failed in any respect to make the certifications required of him or her under Section 302 or 906 of the Sarbanes-Oxley Act of 2002.

(i) Financial Statements. The financial statements of the Company and its Subsidiaries included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with GAAP applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the balance sheet of the Company and its consolidated Subsidiaries taken as a whole as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments, which would not be material, either individually or in the aggregate.

(j) Tax Matters. The Company (i) has prepared and filed all foreign, federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith, with respect to which adequate reserves have been set aside on the books of the Company and (iii) has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply, except, in the case of clauses (i) and (ii) above, where the failure to so pay or file any such tax, assessment, charge or return would not have or reasonably be expected to have a Material Adverse Effect.

(k) Material Changes. Since the date of the latest audited financial statements included within the SEC Reports, except as disclosed in subsequent SEC Reports filed prior to the date hereof, (i) there have been no events, occurrences or developments that have had or would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect, (ii) the Company has not incurred any material liabilities (contingent or otherwise) other than (A) trade payables, accrued expenses and other liabilities incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered materially its method of accounting or the manner in which it keeps its accounting books and records, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its shareholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, (v) the Company has not issued any equity securities to any officer, director or Affiliate, except Common Stock issued pursuant to existing Company stock option or stock purchase plans or equity based plans disclosed in the SEC Reports and (vi) there has not been any material change or amendment to, or any waiver of any material right by the Company under, any Material Contract under which the Company or any of its Subsidiaries is bound or subject. Except for the transactions contemplated by this Agreement, no event, liability or development has occurred or exists with respect to the Company or its Subsidiaries or their respective business, properties, operations or financial condition that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made that has not been publicly disclosed at least one Trading Day prior to the date that this representation is made. Moreover, since the date(s) the Company afforded Purchaser (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Preferred Shares and the merits and risks of investing in the Preferred Shares; and (ii) access to information about the Company and the Subsidiaries and their respective financial condition, results of operations, business, properties, management, prospects and any potential transactions sufficient to enable it to evaluate its investment, there have been no events, occurrences or developments that have materially affected or would reasonably be expected to materially affect, either individually or in the aggregate, the information as presented to the Purchasers in connection with the offering of the Preferred Shares.

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(l) Environmental Matters. Neither the Company nor any of its Subsidiaries (i) is in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “Environmental Laws”), (ii) owns or operates any real property contaminated with any substance that is in violation of any Environmental Laws, (iii) is liable for any off-site disposal or contamination pursuant to any Environmental Laws, or (iv) is subject to any claim relating to any Environmental Laws; in each case, which violation, contamination, liability or claim has had or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; and, to the Company’s Knowledge, there is no pending or threatened investigation that might lead to such a claim.

(m) Litigation. There is no Action which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents, the issuance of the Preferred Shares, or the conversion of the Preferred Shares into the applicable Underlying Shares or (ii) except as disclosed in the SEC Reports, is reasonably likely to have a Material Adverse Effect, individually or in the aggregate, if there were an unfavorable decision. Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the Company’s Knowledge there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any of its Subsidiaries under the Exchange Act or the Securities Act. There are no outstanding orders, judgments, injunctions, awards or decrees of any court, arbitrator or governmental or regulatory body against the Company or any executive officers or directors of the Company in their capacities as such, which individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

(n) Employment Matters. No labor dispute exists or, to the Company’s Knowledge, is imminent or threatened with respect to any of the employees of the Company or any Subsidiary which would have or reasonably be expected to have a Material Adverse Effect. None of the Company’s or any Subsidiary’s employees is a member of a union that relates to such employee’s relationship with the Company, and neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and each Subsidiary believes that its relationship with its employees is good. To the Company’s Knowledge, no executive officer is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of a third party, and to the Company’s Knowledge, the continued employment of each such executive officer does not subject the Company or any Subsidiary to any liability with respect to any of the foregoing matters. The Company and each of its Subsidiaries is in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance would not have or reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

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(o) Compliance. Neither the Company nor any of its Subsidiaries (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any of its Subsidiaries under), nor has the Company or any of its Subsidiaries received written notice of a claim that it is in default under or that it is in violation of, any Material Contract (whether or not such default or violation has been waived), (ii) is in violation of any order of which the Company has been made aware in writing of any court, arbitrator or governmental body having jurisdiction over the Company or its Subsidiaries or their respective properties or assets, or (iii) is in violation of, or in receipt of written notice that it is in violation of, any statute, rule, regulation, policy or guideline of any governmental authority or self-regulatory organization (including the Principal Trading Market) applicable to the Company or any of its Subsidiaries, or which would have the effect of revoking or limiting FDIC deposit insurance, except in each case as would not have or reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(p) Regulatory Permits. The Company and each of its Subsidiaries possess all certificates, authorizations, consents and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as currently conducted and as described in the SEC Reports, except where the failure to possess such certificates, authorizations, consents or permits, individually or in the aggregate, has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect (“Material Permits”), and (i) neither the Company nor any of its Subsidiaries has received any notice in writing of proceedings relating to the revocation or material adverse modification of any such Material Permits and (ii) the Company is unaware of any facts or circumstances that would give rise to the revocation or material adverse modification of any Material Permits.

(q) Title to Assets. The Company and its Subsidiaries have good and marketable title to all real property and tangible personal property owned by them which is material to the business of the Company and its Subsidiaries, taken as a whole, in each case free and clear of all Liens except such as do not materially affect the value of such property or do not interfere with the use made and proposed to be made of such property by the Company and any of its Subsidiaries. Any real property and facilities held under lease by the Company and any of its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and facilities by the Company and its Subsidiaries.

(r) Patents and Trademarks. The Company and its Subsidiaries own, possess, license or have other rights to use all foreign and domestic patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, inventions, trade secrets, technology, Internet domain names, know-how and other intellectual property (collectively, the “Intellectual Property”) necessary for the conduct of their respective businesses as now conducted or as proposed to be conducted as disclosed in the SEC Reports except where the failure to own, possess, license or have such rights would not have or reasonably be expected to have a Material Adverse Effect. Except as set forth in the SEC Reports and except where such violations or infringements would not have or reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect, (a) there are no rights of third parties to any such Intellectual Property; (b) there is no infringement by third parties of any such Intellectual Property; (c) there is no pending or threatened action, suit, proceeding or claim by others challenging the Company’s and its Subsidiaries’ rights in or to any such Intellectual Property; (d) there is no pending or threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property; and (e) there is no pending or threatened action, suit, proceeding or claim by others that the Company and/or any Subsidiary infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others.

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(s) Insurance. The Company and each of the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as the Company believes to be prudent and customary in the businesses and locations in which and where the Company and the Subsidiaries are engaged. All premiums due and payable under all such policies and bonds have been timely paid, and the Company and its Subsidiaries are in material compliance with the terms of such policies and bonds. Neither the Company nor any of its Subsidiaries has received any notice of cancellation of any such insurance, nor, to the Company’s Knowledge, will it or any Subsidiary be unable to renew their respective existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would be materially higher than their existing insurance coverage.

(t) Transactions With Affiliates and Employees. Except as set forth in the SEC Reports and other than the grant of stock options or other equity awards that are not individually or in the aggregate material in amount, none of the officers or directors of the Company and, to the Company’s Knowledge, none of the employees of the Company, is presently a party to any transaction with the Company or to a presently contemplated transaction (other than for services as employees, officers and directors) that would be required to be disclosed pursuant to Item 404 of Regulation S-K promulgated under the Securities Act.

(u) Internal Control Over Financial Reporting. Except as set forth in the SEC Reports, the Company maintains internal control over financial reporting (as such term is defined in Rule 13a-15(f) and 15d-15(f) under the Exchange Act) designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP and such internal control over financial reporting is effective.

(v) Sarbanes-Oxley; Disclosure Controls. The Company is in compliance in all material respects with all of the provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it. Except as disclosed in the SEC Reports, the Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) and 15d-15(e) under the Exchange Act), and such disclosure controls and procedures are effective.

(w) Certain Fees. No person or entity will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company or, to the Company’s Knowledge, a Purchaser for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Company, other than the Placement Agent with respect to the offer and sale of the Preferred Shares, which placement agent fees are being paid by the Company and have been disclosed to the Purchasers.

(x) Private Placement. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2 of this Agreement and the accuracy of the information disclosed in the Accredited Investor Questionnaires, no registration under the Securities Act is required for the offer and sale of the Preferred Shares by the Company to the Purchasers under the Transaction Documents. The issuance and sale of the Preferred Shares hereunder does not and the issuance of the Underlying Shares in accordance with the Articles of Amendment will not contravene the rules and regulations of the Principal Trading Market.

(y) No Registration Rights. Other than the Purchasers, no Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company other than those securities which are currently registered on an effective registration statement on file with the Commission.

(z) No Integrated Offering. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, none of the Company, its Subsidiaries nor, to the Company’s Knowledge, any of its Affiliates or any Person acting on its behalf has, directly or indirectly, at any time within the past six months, made any offers or sales of any Company security or solicited any offers to buy any security under circumstances that would eliminate the availability of the exemption from registration under Regulation D under the Securities Act in connection with the offer and sale by the Company of the Preferred Shares as contemplated hereby.

(aa) Listing and Maintenance Requirements. The Company’s Common Stock is registered pursuant to Section 12(g) of the Exchange Act, and the Company has taken no action designed to terminate the registration of the Common Stock under the Exchange Act nor has the Company received any written notification that the Commission is contemplating terminating such registration. The Company has not, in the 12 months preceding the date hereof, received written notice from any Trading Market on which the Common Stock is listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance in all material respects with the listing and maintenance requirements for continued trading or quotation of the Common Stock on the Principal Trading Market.

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(bb) Investment Company. Neither the Company nor any of its Subsidiaries is required to be registered as, and is not an Affiliate of, and immediately following the Closing will not be required to register as, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(cc) Unlawful Payments. Neither the Company nor any of its Subsidiaries, nor to the Company’s Knowledge, any directors, officers, employees, agents or other Persons acting at the direction of or on behalf of the Company or any of its Subsidiaries has, in the course of its actions for, or on behalf of, the Company or any of its Subsidiaries: (a) directly or indirectly, used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to foreign or domestic political activity; (b) made any direct or indirect unlawful payments to any foreign or domestic governmental officials or employees or to any foreign or domestic political parties or campaigns from corporate funds; (c) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended, or (d) made any other unlawful bribe, rebate, payoff, influence payment, kickback or other material unlawful payment to any foreign or domestic government official or employee.

(dd) Application of Takeover Protections; Rights Agreements. The Company has not adopted any shareholder rights plan or similar arrangement relating to accumulations of beneficial ownership of Common Stock or a change in control of the Company. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s Articles of Incorporation or other organizational documents or the laws of the jurisdiction of its incorporation or otherwise which is or could become applicable to any Purchaser solely as a result of the transactions contemplated by this Agreement, including, without limitation, the Company’s issuance of the Securities and any Purchaser’s ownership of the Securities.

(ee) No Undisclosed Liabilities. There are no liabilities or obligations of the Company or any of the Subsidiaries of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, except for (i) liabilities or obligations appropriately reflected or reserved against in accordance with GAAP in the Company’s audited balance sheet for the year ended December 31, 2014, or disclosed in the notes thereto; (ii) liabilities or obligations that have arisen in the ordinary and usual course of business and consistent with past practice since December 31, 2014, and (iii) liabilities or obligations that have not had, and would not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.

(ff) Disclosure. The Company confirms that neither it nor any of its officers or directors nor any other Person acting on its or their behalf has provided, and it has not authorized the Placement Agent to provide, any Purchaser or its respective agents or counsel with any information that it believes constitutes or could reasonably be expected to constitute material, non-public information except insofar as the existence, provisions and terms of the Transaction Documents and the proposed transactions hereunder may constitute such information, all of which will be disclosed by the Company in the Press Release as contemplated by Section 4.6 hereof. The Company understands and confirms that each of the Purchasers will rely on the foregoing representations in effecting transactions in securities of the Company. No event or circumstance has occurred or information exists with respect to the Company or any of its Subsidiaries or its or their business, properties, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed, except for the announcement of this Agreement and the transactions contemplated hereby.

(gg) Off Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the Company (or any Subsidiary) and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its Exchange Act filings and is not so disclosed.

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(hh) Acknowledgment Regarding Purchasers’ Purchase of Preferred Shares. The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby.  The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Purchasers’ purchase of the Preferred Shares.

(ii) Absence of Manipulation. The Company has not, and to the Company’s Knowledge no one acting on its behalf has, taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities.

(jj) OFAC. Neither the Company nor any Subsidiary nor, to the Company’s Knowledge, any director, officer, agent, employee, Affiliate or Person acting on behalf of the Company or any Subsidiary is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not knowingly use the proceeds of the sale of the Preferred Shares towards any sales or operations in Cuba, Iran, Syria, Sudan, Myanmar or any other country sanctioned by OFAC or for the purpose of financing the activities of any Person currently subject to any U.S. sanctions administered by OFAC.

(kk) Money Laundering Laws. The operations of each of the Company and any Subsidiary are, and have been conducted, in compliance in all material respects with the money laundering statutes of applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any applicable governmental agency (collectively, the “Money Laundering Laws”) and to the Company’s Knowledge, no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company and/or any Subsidiary with respect to the Money Laundering Laws is pending or threatened.

(ll) No Additional Agreements. The Company does not have any agreement or understanding (including, without limitation, side letters that have not otherwise been disclosed to the Purchasers) with any Purchaser or other Person to purchase shares of Preferred Stock on terms more favorable to such Person than as set forth herein. The Company does not have any agreement or understanding with any Purchaser with respect to the transactions contemplated by the Transaction Documents other than as specified in the Transaction Documents.

(mm) Reports, Registrations and Statements. Since January 1, 2013, the Company and each Subsidiary have filed all material reports, registrations and statements, together with any required amendments thereto, that it was required to file with the Federal Reserve, the FDIC, the NCCOB, and any other applicable federal or state securities or banking authorities. All such reports and statements were filed on a timely basis or the Company or the applicable Subsidiary, as applicable, received a valid extension of such time of filing and has filed any such Company Reports prior to the expiration of any such extension. All such reports and statements filed with any such regulatory body or authority are collectively referred to herein as the “Company Reports.” As of their respective dates, the Company Reports complied in all material respects with all the rules and regulations promulgated by the Federal Reserve, the FDIC, the NCCOB and any other applicable foreign, federal or state securities or banking authorities, as the case may be.

(nn) Regulatory Capitalization. As of December 31, 2014, the Bank met or exceeded the standards necessary to be considered “well capitalized” under the FDIC’s regulatory framework for prompt corrective action.

(oo) Agreements with Regulatory Agencies; Compliance with Certain Banking Regulations. Neither the Company nor any Subsidiary is subject to any cease-and-desist or other similar order or enforcement action issued by, or is a party to any written agreement, consent agreement or memorandum of understanding with, or is a party to any commitment letter or similar undertaking to, or is subject to any capital directive by, or has adopted any board resolutions at the request of, any Governmental Entity that currently restricts in any material respect the conduct of its business or that in any material manner relates to its capital adequacy, its liquidity and funding policies and practices, its ability to pay dividends, its credit, risk management or compliance policies, its internal controls, its management or its operations or business (each item in this sentence, a “Regulatory Agreement”), nor has the Company or any Subsidiary been advised in writing by any Governmental Entity that it intends to issue, initiate, order, or request any such Regulatory Agreement.

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To the Company’s Knowledge, there are no facts and circumstances, and the Company has no reason to believe that any facts or circumstances exist, that would cause the Bank: (i) to be deemed not to be in satisfactory compliance with the Community Reinvestment Act (the “CRA”) and the regulations promulgated thereunder or to be assigned a CRA rating by federal or state banking regulators of lower than “satisfactory;” (ii) to be deemed to be operating in violation, in any material respect, of the Bank Secrecy Act, the Patriot Act, any order issued with respect to anti-money laundering by OFAC, or any other anti-money laundering statute, rule or regulation; or (iii) to be deemed not to be in satisfactory compliance, in any material respect, with all applicable privacy or customer information requirements contained in any applicable federal and state privacy laws and regulations as well as the provisions of all information security programs adopted by the Bank.

(pp) No General Solicitation or General Advertising. Neither the Company nor, to the Company’s Knowledge, any person acting on its behalf has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with any offer or sale of the Preferred Shares.

(qq) Mortgage Banking Business. Except as has not had and would not reasonably be expected to have a Material Adverse Effect:

(i) The Company and each of its Subsidiaries has complied with, and all documentation in connection with the origination, processing, underwriting and credit approval of any mortgage loan originated, purchased or serviced by the Company or any of its Subsidiaries satisfied, (A) all applicable federal, state and local laws, rules and regulations with respect to the origination, insuring, purchase, sale, pooling, servicing, subservicing, or filing of claims in connection with mortgage loans, including all laws relating to real estate settlement procedures, consumer credit protection, truth in lending laws, usury limitations, fair housing, transfers of servicing, collection practices, equal credit opportunity and adjustable rate mortgages, (B) the responsibilities and obligations relating to mortgage loans set forth in any agreement between the Company or any of its Subsidiaries and any Agency, Loan Investor or Insurer, (C) the applicable rules, regulations, guidelines, handbooks and other requirements of any Agency, Loan Investor or Insurer and (D) the terms and provisions of any mortgage or other collateral documents and other loan documents with respect to each mortgage loan; and

(ii) No Agency, Loan Investor or Insurer has (A) claimed in writing that the Company or any of its Subsidiaries has violated or has not complied with the applicable underwriting standards with respect to mortgage loans sold by the Company or any of its Subsidiaries to a Loan Investor or Agency, or with respect to any sale of mortgage servicing rights to a Loan Investor, (B) imposed in writing restrictions on the activities (including commitment authority) of the Company or any of its Subsidiaries or (C) indicated in writing to the Company or any of its Subsidiaries that it has terminated or intends to terminate its relationship with the Company or any of its Subsidiaries for poor performance, poor loan quality or concern with respect to the Company’s or any of its Subsidiaries’ compliance with laws,

For purposes of this Section 3.1(qq): (A) “Agency” means the Federal Housing Administration, the Federal Home Loan Mortgage Corporation, the Farmers Home Administration (now known as Rural Housing and Community Development Services), the Federal National Mortgage Association, the United States Department of Veterans’ Affairs, the Rural Housing Service of the U.S. Department of Agriculture or any other federal or state agency with authority to (i) determine any investment, origination, lending or servicing requirements with regard to mortgage loans originated, purchased or serviced by the Company or any of its Subsidiaries or (ii) originate, purchase, or service mortgage loans, or otherwise promote mortgage lending, including state and local housing finance authorities; (B) “Loan Investor” means any person (including an Agency) having a beneficial interest in any mortgage loan originated, purchased or serviced by the Company or any of its Subsidiaries or a security backed by or representing an interest in any such mortgage loan; and (C) “Insurer” means a person who insures or guarantees for the benefit of the mortgagee all or any portion of the risk of loss upon borrower default on any of the mortgage loans originated, purchased or serviced by the Company or any of its Subsidiaries, including the Federal Housing Administration, the United States Department of Veterans’ Affairs, the Rural Housing Service of the U.S. Department of Agriculture and any private mortgage insurer, and providers of hazard, title or other insurance with respect to such mortgage loans or the related collateral.

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(rr) Risk Management Instruments. The Company and the Subsidiaries have in place risk management policies and procedures that the Company reasonably believes are sufficient in scope and operation to protect against risks of the type and in amounts reasonably expected to be incurred by companies of similar size and in similar lines of business as the Company and the Subsidiaries. Except as has not had or would not reasonably be expected to have a Material Adverse Effect, since January 1, 2013, all derivative instruments, including, swaps, caps, floors and option agreements, whether entered into for the Company’s own account, or for the account of one or more of the Subsidiaries, were entered into (1) only in the ordinary course of business, (2) in accordance with prudent practices and in all material respects with all applicable laws, rules, regulations and regulatory policies and (3) with counterparties believed to be financially responsible at the time; and each of them constitutes the valid and legally binding obligation of the Company or one of the Subsidiaries, enforceable in accordance with its terms. Neither the Company nor any of its Subsidiaries, nor, to the Company’s Knowledge, any other party thereto, is in breach of any of its material obligations under any such agreement or arrangement.

(ss) ERISA. The Company is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (herein called “ERISA”); no “reportable event” (as defined in ERISA) has occurred with respect to any “pension plan” (as defined in ERISA) for which the Company would have any liability; the Company has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “pension plan;” or (ii) Sections 412 or 4971 of the Code; and each “Pension Plan” for which the Company would have liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

(tt) Shell Company Status. The Company is not, and has never been, an issuer identified in Rule 144(i)(1) under the Securities Act.

(uu) Reservation of Underlying Shares. The Company has reserved, and will continue to reserve, free of any preemptive or similar rights of shareholders of the Company, a number of unissued shares of Common Stock, sufficient to issue and deliver the Underlying Shares into which the Preferred Shares are convertible.

(vv) No “Bad Actor” Disqualification. The Company has exercised reasonable care, in accordance with Commission rules and guidance, and has conducted a factual inquiry including the procurement of relevant questionnaires from each Covered Person (as defined below) or other means, the nature and scope of which reflect reasonable care under the relevant facts and circumstances, to determine whether any Covered Person (as defined below) is subject to any of the “bad actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (“Disqualification Events”). To the Company’s Knowledge, after conducting such sufficiently diligent factual inquiries, no Covered Person is subject to a Disqualification Event, except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3) under the Securities Act. The Company has complied, to the extent applicable, with any disclosure obligations under Rule 506(e) under the Securities Act. “Covered Persons” are those persons specified in Rule 506(d)(1) under the Securities Act, including the Company; any predecessor or affiliate of the Company; any director, executive officer, other officer participating in the offering, general partner or managing member of the Company; any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power; any promoter (as defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of the sale of the Securities; and any person that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of the Preferred Shares (a “Solicitor”), any general partner or managing member of any Solicitor, and any director, executive officer or other officer participating in the offering of any Solicitor or general partner or managing member of any Solicitor.

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(ww) Nonperforming Assets. The Company believes that the amount of reserves and allowances for loan and lease losses and other nonperforming assets established on the Company’s and Bank’s financial statements is adequate and such belief is reasonable under all the facts and circumstances known to the Company and Bank.

(xx) Change in Control. Neither the issuance of the Preferred Shares to the Purchasers as contemplated by this Agreement nor the issuance of the Underlying Shares, will trigger any rights under any “change of control” provision in any of the agreements to which the Company or any of its Subsidiaries is a party, including any employment, “change in control,” severance or other compensatory agreements and any benefit plan, which results in payments to the counterparty or the acceleration of vesting of benefits.

(yy) Common Control. The Company is not and, after giving effect to the offering and sale of the Preferred Shares and the Underlying Shares, assuming the accuracy of the representations and warranties of the Purchasers, will not be under the control (as defined in the BHCA and the Federal Reserve’s Regulation Y (12 CFR Part 225) (“BHC Act Control”) of any company (as defined in the BHCA and the Federal Reserve’s Regulation Y). The Company is not in BHC Act Control of any federally insured depository institution other than the Bank. The Bank is not under the BHC Act Control of any company (as defined in the BHC Act and the Federal Reserve’s Regulation Y) other than Company. Neither the Company nor the Bank controls, in the aggregate, more than five percent of the outstanding voting class, directly or indirectly, of any federally insured depository institution. The Bank is not subject to the liability of any commonly controlled depository institution pursuant to Section 5(e) of the Federal Deposit Insurance Act (12 U.S.C. § 1815(e)).

3.2. Representations and Warranties of the Purchasers. Each Purchaser hereby, for itself and for no other Purchaser, represents and warrants as of the date hereof and as of the Closing Date to the Company as follows:

(a) Organization; Authority. If such Purchaser is an entity, it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate, partnership, limited liability company or other applicable similar power and authority to enter into and to consummate the transactions contemplated by the applicable Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. If such Purchaser is an entity, the execution, delivery and performance by such Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or, if such Purchaser is not a corporation, such partnership, limited liability company or other applicable like action, on the part of such Purchaser. If such Purchaser is an entity, this Agreement has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

(b) No Conflicts. The execution, delivery and performance by such Purchaser of this Agreement and the consummation by such Purchaser of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of such Purchaser (if such Purchaser is an entity), (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Purchaser is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Purchaser, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Purchaser to perform its obligations hereunder.

(c) Investment Intent. Such Purchaser understands that the Preferred Shares are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Preferred Shares as principal for its own account and not with a view to, or for distributing or reselling such Preferred Shares or any part thereof in violation of the Securities Act or any applicable state securities laws, provided, however, that by making the representations herein, such Purchaser does not agree to hold any of the Preferred Shares for any minimum period of time and reserves the right at all times to sell or otherwise dispose of all or any part of such Preferred Shares pursuant to an effective registration statement under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws. Such Purchaser is acquiring the Preferred Shares hereunder in the ordinary course of its business. Such Purchaser does not presently have any agreement, plan or understanding, directly or indirectly, with any Person to distribute or effect any distribution of any of the Preferred Shares (or any securities which are derivatives thereof) to or through any person or entity.

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(d) Purchaser Status. At the time such Purchaser was offered the Preferred Shares, it was, and at the date hereof it is, an “accredited investor” as defined in Rule 501(a) under the Securities Act. Such Purchaser has provided the information in the Accredited Investor Questionnaire attached hereto as Exhibit C-1.

(e) Reliance. The Company will be entitled to rely upon this Agreement and are irrevocably authorized to produce this Agreement or a copy hereof to (A) any regulatory authority having jurisdiction over the Company and its Affiliates and (B) any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby, in each case, to the extent required by any court or governmental authority to which the Company is subject, provided that the Company provides the Purchaser with prior written notice of such disclosure to the extent practicable and allowed by applicable law.

(f) No General Solicitation. Such Purchaser is not purchasing the Preferred Shares as a result of any advertisement, article, notice or other communication regarding the Preferred Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general advertisement.

(g) Direct Purchase. Purchaser is purchasing the Preferred Shares directly from the Company and not from the Placement Agent. The Placement Agent did not make any representations or warranties to Purchaser, express or implied, regarding the Preferred Shares, the Company or the Company’s offering of the Preferred Shares (and Purchaser has not relied on any representations or warranties other than those made by the Company herein).

(h) Experience of Such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Preferred Shares, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Preferred Shares and, at the present time, is able to afford a complete loss of such investment. Further, Purchaser understands that no representation is being made as to the future trading value or trading volume of the Preferred Shares.

(i) Access to Information. Such Purchaser acknowledges that it has had the opportunity to review the Disclosure Materials and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Preferred Shares and the merits and risks of investing in the Preferred Shares and any such questions have been answered to such Purchaser’s reasonable satisfaction; (ii) access to information about the Company and the Subsidiaries and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment; and (iv) the opportunity to ask questions of management and any such questions have been answered to such Purchaser’s reasonable satisfaction. The Purchaser has received all information it deems appropriate for assessing the risk of an investment in the Preferred Shares. Neither such inquiries nor any other investigation conducted by or on behalf of such Purchaser or its representatives or counsel shall modify, amend or affect such Purchaser’s right to rely on the truth, accuracy and completeness of the Disclosure Materials and the Company’s representations and warranties contained in the Transaction Documents. Such Purchaser has sought such independent accounting, legal and tax advice as it has considered necessary to make an informed decision with respect to its acquisition of the Preferred Shares. Purchaser acknowledges that neither the Company nor the Placement Agent has made any representation, express or implied, with respect to the accuracy, completeness or adequacy of any available information except that the Company has made the express representations and warranties contained in Section 3.1.

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(j) Brokers and Finders. Other than the Placement Agent with respect to the Company (which fees are to be paid by the Company), no Person will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company or any Purchaser for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Purchaser.

(k) Independent Investment Decision. Such Purchaser has independently evaluated the merits of its decision to purchase Preferred Shares pursuant to the Transaction Documents, and such Purchaser confirms that it has not relied on the advice of the Company or the Placement Agent (or any of their respective agents, counsel or Affiliates) or any other Purchaser or Purchaser’s business and/or legal counsel in making such decision. Such Purchaser understands that nothing in this Agreement or any other materials presented by or on behalf of the Company (including, without limitation, by the Placement Agent) to the Purchaser in connection with the purchase of the Preferred Shares constitutes legal, tax or investment advice. Such Purchaser has consulted such independent legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Preferred Shares. Such Purchaser understands that the Placement Agent has acted solely as the agent of the Company in this placement of the Preferred Shares and such Purchaser has not relied on the business or legal advice of the Placement Agent or any of its agents, counsel or Affiliates in making its investment decision hereunder, and confirms that none of such Persons has made any representations or warranties to such Purchaser (and Purchaser has not relied on any representations or warranties other than those made by the Company herein) in connection with the transactions contemplated by the Transaction Documents or has performed any due diligence review on behalf of such Purchaser.

(l) Reliance on Exemptions. Such Purchaser understands that the Preferred Shares are being offered and sold to it in reliance on specific exemptions from the registration requirements of U.S. federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Purchaser’s compliance with, the representations, warranties, agreements, acknowledgements and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Preferred Shares.

(m) No Governmental Review. Such Purchaser understands that no U.S. federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Preferred Shares or the fairness or suitability of the investment in the Preferred Shares nor have such authorities passed upon or endorsed the merits of the offering of the Preferred Shares.

(n) Residency. Such Purchaser’s residence (if an individual) or office in which its investment decision with respect to the Preferred Shares was made (if an entity) are located at the address immediately below such Purchaser’s name on its signature page hereto.

(o) Antitrust and Other Consents, Filings, Etc. Assuming the accuracy of the Company’s representations and warranties regarding its capitalization, no approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Entity or authority or any other person or entity in respect of any law or regulation, including but not limited to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations thereunder, or the Bank Holding Company Act of 1956, as amended, and the rules and regulations thereunder, is necessary or required to be obtained or made by such Purchaser, and no lapse of a waiting period under law applicable to such Purchaser is necessary or required, in each case in connection with the execution, delivery or performance by such Purchaser of this Agreement or the purchase of the Preferred Shares contemplated hereby, other than passivity or anti-association commitments or other documentation that may be required by the Federal Reserve or other federal or state banking authority.

(p) Trading. Purchaser acknowledges that there is no trading market for the Preferred Stock, and no such market is expected to develop.

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(q) OFAC and Anti-Money Laundering. The Purchaser understands, acknowledges, represents and agrees that (i) the Purchaser is not the target of any sanction, regulation, or law promulgated by the Office of Foreign Assets Control, the Financial Crimes Enforcement Network or any other U.S. governmental entity (“U.S. Sanctions Laws”); (ii) the Purchaser is not owned by, controlled by, under common control with, or acting on behalf of any person that is the target of U.S. Sanctions Laws; (iii) the Purchaser is not a “foreign shell bank” and is not acting on behalf of a “foreign shell bank” under applicable anti-money laundering laws and regulations; (iv) the Purchaser’s entry into this Agreement or consummation of the transactions contemplated hereby will not contravene U.S. Sanctions Laws or applicable anti-money laundering laws or regulations; (v) to the extent permitted under applicable law, the Purchaser will promptly provide to any regulatory or law enforcement authority such information or documentation as may be required to comply with U.S. Sanctions Laws or applicable anti-money laundering laws or regulations; and (vi) the Company may provide to any regulatory or law enforcement authority information or documentation regarding, or provided by, the Purchaser for the purposes of complying with U.S. Sanctions Laws or applicable anti-money laundering laws or regulations.

(r) No Discussions. Purchaser has not discussed the offering of the Preferred Shares with any other party or potential investors (other than the Company, any other Purchaser, and Purchaser’s authorized representatives or other potential investors who are subject to a similar duty of confidentiality with the Company), except as expressly permitted under the terms of this Agreement.

(s) Knowledge as to Conditions. Purchaser does not know of any reason why any regulatory approvals and, to the extent necessary, any other approvals, authorizations, filings, registrations, and notices required or otherwise a condition to the consummation by it of the transactions contemplated by this Agreement will not be obtained.

(t) Bank Holding Company Status. Purchaser has not or is not acting in concert with any other Person in connection with the transactions contemplated by this Agreement, other than Affiliates of the Purchaser identified by the Purchaser to the Company as Affiliates. Assuming the accuracy of the representations and warranties of the Company contained herein, the Purchaser, either acting alone or together with any other Person will not, directly or indirectly, own, control or have the power to vote, immediately after giving effect to the conversion of the Preferred Stock into the Underlying Shares subject to and in accordance with the terms and conditions of the Articles of Amendment, in excess of 9.9% of the outstanding shares of the Company’s voting stock of any class or series. Without limiting the foregoing, assuming the accuracy of the representations and warranties of the Company contained herein, the Purchaser represents and warrants that it does not and will not as a result of its purchase or holding of the purchased Underlying Shares or any other securities of the Company have “control” of the Company or the Bank, and has no present intention of acquiring “control” of the Company or the Bank, for purposes of the BHCA or the CIBC Act.

3.3 The Company and each of the Purchasers acknowledge and agree that no party to this Agreement has made or makes any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Article III and the Transaction Documents.

ARTICLE IV
OTHER AGREEMENTS OF THE PARTIES

4.1. Transfer Restrictions.

(a) Compliance with Laws. Notwithstanding any other provision of this Article IV, each Purchaser covenants that the Securities may be disposed of only pursuant to an effective registration statement under, and in compliance with the requirements of, the Securities Act, or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, and in compliance with any applicable state, federal or foreign securities laws. In connection with any transfer of the Securities other than (i) pursuant to an effective registration statement, (ii) to the Company or (iii) pursuant to Rule 144 (provided that the transferor provides the Company with reasonable assurances (in the form of a seller representation letter and, if applicable, a broker representation letter) that such securities may be sold pursuant to such rule), the Company may require the transferor thereof to provide to the Company and the Transfer Agent, at the transferor’s expense, an opinion of counsel selected by the transferor and reasonably acceptable to the Company and the Transfer Agent, the form and substance of which opinion shall be reasonably satisfactory to the Company and the Transfer Agent, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer (other than pursuant to clauses (i), (ii) or (iii) of the preceding sentence), any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement and the Registration Rights Agreement with respect to such transferred Securities.

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(b) Legends. Certificates evidencing the Securities shall bear any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form (and, with respect to Securities held in book-entry form, the Transfer Agent will record such a legend on the share register), until such time as they are not required under Section 4.1(c) or applicable law:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OR (B) AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY AND ITS TRANSFER AGENT, OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT (PROVIDED THAT THE TRANSFEROR PROVIDES THE COMPANY WITH REASONABLE ASSURANCES (IN THE FORM OF A SELLER REPRESENTATION LETTER AND, IF APPLICABLE, A BROKER REPRESENTATION LETTER THAT THE SECURITIES MAY BE SOLD PURSUANT TO SUCH RULE). NO REPRESENTATION IS MADE BY THE ISSUER AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT FOR RESALES OF THESE SECURITIES.

(c) Removal of Legends. The restrictive legend set forth in Section 4.1(b) above shall be removed and the Company shall issue a certificate without such restrictive legend or any other restrictive legend to the holder of the applicable Securities upon which it is stamped, if (i) such Securities are registered for resale under the Securities Act, (ii) such Securities are sold or transferred pursuant to Rule 144, or (iii) such Securities are eligible for sale under Rule 144, without the requirement for the Company to be in compliance with the current public information required under Rule 144(c)(1) (or Rule 144(i)(2), if applicable) as to such securities and without volume or manner-of-sale restrictions. Following the earlier of (i) Securities being registered for resale under the Securities Act or (ii) Rule 144 becoming available for the resale of Securities, without the requirement for the Company to be in compliance with the current public information required under 144(c)(1) (or Rule 144(i)(2), if applicable) as to the Securities and without volume or manner-of-sale restrictions, the Company shall instruct the Transfer Agent to remove the legend from the Securities and shall cause its counsel to issue any legend removal opinion required by the Transfer Agent. Any fees (with respect to the Transfer Agent, Company counsel or otherwise) associated with the issuance of such opinion or the removal of such legend shall be borne by the Company. If a legend is no longer required pursuant to the foregoing, the Company will no later than three (3) Trading Days following the delivery by a Purchaser to the Company or the Transfer Agent (with notice to the Company) of a legended certificate or instrument representing such Securities (endorsed or with stock powers attached, signatures guaranteed, and otherwise in form necessary to affect the reissuance and/or transfer) and a representation letter to the extent required by Section 4.1(a), (such third Trading Day, the “Legend Removal Date”) deliver or cause to be delivered to such Purchaser a certificate or instrument (as the case may be) representing such Securities that is free from all restrictive legends. The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section 4.1(c).

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(d) Acknowledgement. Each Purchaser hereunder acknowledges its primary responsibilities under the Securities Act and accordingly will not sell or otherwise transfer the Securities or any interest therein without complying with the requirements of the Securities Act.

(e) Buy-In. If the Company shall fail for any reason or for no reason to issue to a Purchaser unlegended certificates by the Legend Removal Date, then, in addition to all other remedies available to such Purchaser, if on or after the Trading Day immediately following the Legend Removal Date, such Purchaser purchases (in an open market transaction or otherwise) Securities (or a broker or trading counterparty through which the Purchaser has agreed to sell shares makes such purchase) to deliver in satisfaction of a sale by the holder of Securities that such Purchaser anticipated receiving from the Company without any restrictive legend (a “Buy-In”), then the Company shall, within three (3) Trading Days after such Purchaser’s request and in such Purchaser’s sole discretion, either (i) pay cash to the Purchaser in an amount equal to such Purchaser’s total purchase price (including brokerage commissions, if any) for the Securities so purchased (the “Buy-In Price”), at which point the Company’s obligation to deliver such certificate (and to issue such Securities) shall terminate, or (ii) promptly honor its obligation to deliver to such Purchaser a certificate or certificates representing such Securities and pay cash to the Purchaser in an amount equal to the excess (if any) of the Buy-In Price over the product of (a) such number of Securities, times (b) the closing bid price of such security on the Legend Removal Date.

4.2. Acknowledgment of Dilution. The Company acknowledges that the issuance of the Securities may result in dilution of the outstanding shares of Common Stock.  The Company further acknowledges that its obligations under the Transaction Documents, including without limitation its obligation to issue the Securities pursuant to the Transaction Documents, are unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim the Company may have against any Purchaser and regardless of the dilutive effect that such issuance may have on the ownership of the other shareholders of the Company.

4.3. Furnishing of Information. In order to enable the Purchasers to sell the Securities under Rule 144 of the Securities Act, for a period of one year from the Closing, the Company shall maintain the registration of the Common Stock under Section 12(b) or 12(g) of the Exchange Act and timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. During such one year period, if the Company is not required to file reports pursuant to such laws, it will prepare and furnish to the Purchasers and make publicly available the information described in Rule 144(c)(2), if the provision of such information will allow resales of the Securities pursuant to Rule 144.

4.4. Form D and Blue Sky. The Company agrees to timely file a Form D with respect to the Preferred Shares as required under Regulation D. Purchaser agrees to timely provide Company with any and all needed information in connection with Company’s preparation and filing of a Form D. The Company, on or before the Closing Date, shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Preferred Shares for sale to the Purchasers at the Closing pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification). The Company shall make all filings and reports relating to the offer and sale of the Preferred Shares required under applicable securities or “Blue Sky” laws of the states of the United States following the Closing Date.

4.5. No Integration. The Company shall not, and shall use its commercially reasonable efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that will be integrated with the offer or sale of the Preferred Shares in a manner that would require the registration under the Securities Act of the sale of the Preferred Shares to the Purchasers.

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4.6. Securities Laws Disclosure; Publicity. On or before 9:00 a.m., Eastern time, on the first Trading Day immediately following the date of this Agreement, the Company shall issue one or more press releases (collectively, the “Press Release”) reasonably acceptable to the Purchasers disclosing all material terms of the transactions contemplated hereby and any other material, nonpublic information that the Company may have provided any Purchaser at any time prior to the filing of the Press Release. On or before 9:00 a.m., Eastern time, on the fourth Trading Day immediately following the execution of this Agreement, the Company will file a Current Report on Form 8-K with the Commission describing the terms of the Transaction Documents (and including as exhibits to such Current Report on Form 8-K the material Transaction Documents (including, without limitation, a form of this Agreement, the Registration Rights Agreement and the Articles of Amendment)). If, following public disclosure of the transactions contemplated hereby, this Agreement terminates prior to Closing, the Company shall issue a press release disclosing such termination by 9:00 a.m., Eastern time, on the first Business Day following the date of such termination. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser or any Affiliate or investment adviser of any Purchaser, or include the name of any Purchaser or any Affiliate or investment adviser of any Purchaser in any press release or filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except (i) as required by federal securities law in connection with (A) any registration statement filed pursuant to the Registration Rights Agreement and (B) the filing of final Transaction Documents with the Commission and (ii) to the extent such disclosure is required by law, at the request of the Staff of the Commission or Trading Market regulations, in which case the Company shall provide the Purchasers with prior written notice of such disclosure permitted under this subclause (ii). From and after the issuance of the Press Release, no Purchaser shall be in possession of any material, nonpublic information received from the Company, and Subsidiary or any of their respective officers, directors or employees of the Placement Agent. Each Purchaser, severally and not jointly with the other Purchasers, covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company, such Purchaser will maintain the confidentiality of the existence and terms of the transaction contemplated herein.

4.7. Non-Public Information. Except with the express written consent of such Purchaser and unless prior thereto such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information, the Company shall not, and shall cause each Subsidiary and each of their respective officers, directors, employees and agents, not to, and each Purchaser shall not directly solicit the Company, any of its Subsidiaries or any of their respective officers, directors, employees or agents to provide any Purchaser with any material, non-public information regarding the Company or any of its Subsidiaries from and after the filing of the Press Release.

4.8. Indemnification.

(a) Indemnification of Purchasers. In addition to the indemnity provided in the Registration Rights Agreement, the Company will indemnify and hold each Purchaser and its directors, officers, shareholders, members, partners, employees, agents and investment advisers (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners, employees, agents or investment advisers (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling person (each, an “Indemnified Person”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Indemnified Person may suffer or incur as a result of (i) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (ii) any action instituted against an Indemnified Person in any capacity, or any of them or their respective Affiliates, by any shareholder of the Company who is not an Affiliate of such Indemnified Person, with respect to any of the transactions contemplated by this Agreement.  The Company will not be liable to any Indemnified Person under this Agreement to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Indemnified Person’s breach of any of the representations, warranties, covenants or agreements made by such Indemnified Person in this Agreement or in the other Transaction Documents.

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(b) Conduct of Indemnification Proceedings. Promptly after receipt by any Indemnified Person of notice of any demand, claim or circumstances which would or might give rise to a claim or the commencement of any action, proceeding or investigation in respect of which indemnity may be sought pursuant to Section 4.8(a), such Indemnified Person shall promptly notify the Company in writing and the Company shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Person, and shall assume the payment of all fees and expenses; provided, however, that the failure of any Indemnified Person so to notify the Company shall not relieve the Company of its obligations hereunder except to the extent that the Company is actually and materially and adversely prejudiced by such failure to notify (as determined by a court of competent jurisdiction, which determination is not subject to appeal or further review). In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless: (i) the Company and the Indemnified Person shall have mutually agreed to the retention of such counsel; (ii) the Company shall have failed promptly to assume the defense of such proceeding and to employ counsel reasonably satisfactory to such Indemnified Person in such proceeding; or (iii) in the reasonable judgment of counsel to such Indemnified Person, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The Company shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld, delayed or conditioned. Without the prior written consent of the Indemnified Person, the Company shall not effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Person from all liability arising out of such proceeding.

(c) Limitation on Amount of Company’s Indemnification Liability

(i) Deductible. Except as provided otherwise in Section 4.8(c)(iii), the Company will not be liable for losses that otherwise are indemnifiable under Section 4.8(a) until the total of all losses under Section 4.8(a) incurred by all Purchasers exceeds $50,000, at which point the full amount of all losses shall be recoverable.

(ii) Maximum. Except as provided otherwise in Section 4.8(c)(iii), the maximum aggregate liability of the Company for all losses under Section 4.8(a) is the aggregate Subscription Amount by all Purchasers, provided however, that the maximum aggregate liability of the Company for all losses under Section 4.8(a) as to any individual Purchaser is the aggregate Subscription Amount of such individual Purchaser.

(iii) Exceptions. The provisions of Section 4.8(c)(i) and (ii) do not apply to (A) claims due to the inaccuracy of any of the representations or breach of any of the warranties of the Company in Sections 3.1(a), 3.1(b), 3.1(c), 3.1(e), 3.1(f), 3.1(g), 3.1(i) or 3.1(j) or (B) indemnification claims involving fraud or knowing and intentional misconduct by the Company.

4.9. Use of Proceeds. The Company intends to use the net proceeds from the sale of the Preferred Shares hereunder to redeem its outstanding Series A Preferred Stock and for general corporate purposes and any remaining proceeds will be invested in the Bank or retained by the Company. The Company will use any funds it retains for general corporate purposes. The Bank may use any proceeds it receives from the Company to augment its capital position, support its operations, or for general corporate purposes.

4.10. Limitation on Beneficial Ownership. No Purchaser (and its Affiliates or any other Persons with which it is acting in concert) will be entitled to purchase a number of Preferred Shares that, upon conversion into the Underlying Shares, would result in such Purchaser becoming, directly or indirectly, the beneficial owner (as determined under Rule 13d-3 under the Exchange Act) of more than 9.9% of the number of shares of the Company’s voting securities issued and outstanding.

4.11. Conduct of Business. From the date hereof until the earlier of the Closing Date or the termination of this Agreement in accordance with its terms, except as contemplated by this Agreement, the Company will, and will cause its Subsidiaries to, operate their business in the ordinary course consistent with past practice, preserve intact the current business organization of the Company, use commercially reasonable efforts to retain the services of their employees, consultants and agents, preserve the current relationships of the Company and its Subsidiaries with material customers and other Persons with whom the Company and its Subsidiaries have and intend to maintain significant relations, maintain all of its operating assets in their current condition (normal wear and tear excepted) and will not take or omit to take any action that would constitute a breach of Section 3.1(k).

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4.12. Avoidance of Control. Notwithstanding anything to the contrary in this Agreement, neither the Company nor any Subsidiary shall take any action (including, without limitation, any redemption, repurchase, rescission or recapitalization of Common Stock, or securities or rights, options or warrants to purchase Common Stock, or securities of any type whatsoever that are, or may become, convertible into or exchangeable into or exercisable for Common Stock in each case, where each Purchaser is not given the right to participate in such redemption, repurchase, rescission or recapitalization to the extent of such Purchaser’s pro rata proportion), that would cause (a) such Purchaser’s equity of the Company (together with equity owned by such Purchaser’s Affiliates (as such term is used under the BHCA)) to exceed 33.3% of the Company’s total equity (provided that there is no ownership or control in excess of 9.9% of any class of voting securities of the Company by such Purchaser, together with such Purchaser’s Affiliates) or (b) such Purchaser’s ownership of any class of voting securities of the Company (together with the ownership by such Purchaser’s Affiliates (as such term is used under the BHCA) of voting securities of the Company) to exceed 9.9%, in each case without the prior written consent of such Purchaser, or to increase to an amount that would constitute “control” under the BHCA, the CIBCA or any rules or regulations promulgated thereunder (or any successor provisions) or otherwise cause such Purchaser to “control” the Company under and for purposes of the BHCA, the CIBCA or any rules or regulations promulgated thereunder (or any successor provisions). Notwithstanding anything to the contrary in this Agreement, no Purchaser (together with its Affiliates (as such term is used under the BHCA)) shall have the ability to purchase more than 33.3% of the Company’s total equity or exercise any voting rights of any class of securities in excess of 9.9% of the total outstanding voting securities of the Company. In the event either the Company or a Purchaser breaches its obligations under this Section 4.12 or believes that it is reasonably likely to breach such an obligation, it shall promptly notify the other parties hereto and shall cooperate in good faith with such parties to modify ownership or make other arrangements or take any other action, in each case, as is necessary to cure or avoid such breach.

4.13. Most Favored Nation. During the period from the date of this Agreement through the Closing Date, neither the Company nor its Subsidiaries shall enter into any additional, or modify any existing, agreements with any existing or future investors in the Company or any of its Subsidiaries that have the effect of establishing rights or otherwise benefiting such investor in a manner more favorable in any material respect to such investor than the rights and benefits established in favor of the Purchasers by this Agreement, unless, in any such case, the Purchasers have been provided with such rights and benefits.

4.14. No Change of Control. The Company shall use reasonable best efforts to obtain all necessary irrevocable waivers, adopt any required amendments and make all appropriate determinations so that the issuance of the Preferred Shares to the Purchasers and the issuance of the shares of Preferred Stock pursuant to the Subscription Agreements will not trigger a “change of control” or other similar provision in any of the agreements to which the Company or any of its Subsidiaries is a party, including without limitation any employment, “change in control,” severance or other agreements and any benefit plan, which results in payments to the counterparty or the acceleration of vesting of benefits.

4.15. FDIC Final Statement of Policy on Qualifications for Failed Bank Acquisitions. So long as a Purchaser holds any Securities, the Company will not, without the consent of such Purchaser, take any action, directly or indirectly, through its subsidiaries or otherwise, that the Board of Directors of the Company believes in good faith would reasonably be expected to cause such Purchaser to be subject to transfer restrictions or other covenants of the FDIC Final Statement of Policy on Qualifications for Failed Bank Acquisitions as in effect at the time of taking such action.

4.16. Shareholder Approval. The Company shall use its best efforts to obtain the approval of its shareholders, in accordance with NASDAQ Listing Rule 5635(d), of the issuance of the Underlying Shares (the “Shareholder Approval” and a proposal related thereto, the “Shareholder Proposal”). The Board of Directors of the Company shall recommend to the Company’s shareholders that such shareholders vote in favor of the Shareholder Proposal. In connection with the meeting of shareholders at which the Shareholder Proposal will be presented, the Company shall promptly prepare and file with the Commission a preliminary proxy statement, shall use its commercially reasonable efforts to respond to any comments of the Commission or its staff and shall cause a definitive proxy statement related to such shareholders’ meeting to be mailed to the Company’s shareholders not more than 15 Business Days after clearance thereof by the Commission, and shall use its commercially reasonable efforts to solicit proxies for such Shareholder Approval. If at any time prior to such shareholders’ meeting there shall occur any event that is required to be set forth in an amendment or supplement to the proxy statement, the Company shall as promptly as practicable prepare and mail to its shareholders such an amendment or supplement. In the event that Shareholder Approval is not obtained at such shareholders meeting, the Company shall include a Shareholder Proposal (and the Board of Directors shall recommend approval of such Shareholder Proposal) at a meeting of its shareholders to be held no less than once in each subsequent six-month period beginning on the date of such prior shareholders meeting until such Shareholder Approval is obtained.

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4.17. Listing of Common Stock. Subject to receipt of Shareholder Approval, the Company will use its reasonable best efforts to list the Underlying Shares for quotation on the Nasdaq Global Market and maintain the listing of the Common Stock on the Nasdaq Global Market.

4.18. Preemptive Rights.

(a) For a period of one (1) year following the Closing Date and provided that a Purchaser, together with its Affiliates and Persons who share a common discretionary investment adviser with such Purchaser, owns 2.0% of the Company’s then outstanding Common Stock (provided that, in making such calculation, all shares of Common Stock into or for which shares of any securities owned by a Purchaser are directly or indirectly convertible or exercisable, which, for the avoidance of doubt, shall include those shares of Common Stock issuable upon the conversion of shares of the Series B Preferred Stock to be issued hereunder shall be included in both the numerator and denominator), if the Company at any time or from time to time offers to sell Covered Securities (as defined below) in a public or private offering of Covered Securities for cash (a “Qualified Offering”), such Purchaser shall be afforded the opportunity to acquire from the Company, for the same price and on the same terms as such Covered Securities are offered, in the aggregate up to the amount of Covered Securities required to enable it to maintain its Qualified Purchaser Percentage Interest (measured immediately prior to such offering). “Qualified Purchaser Percentage Interest” means, as of any date of determination, the percentage equal to (i) the number of shares of Common Stock then held by such Purchaser as of the date of determination, divided by (ii) the total number of outstanding shares of Common Stock as of such date. “Covered Securities” means Common Stock and any rights, options or warrants to purchase or securities convertible into or exercisable or exchangeable for Common Stock, other than securities that are (A) issuable upon the exercise or conversion of any securities of the Company issued and outstanding as of the date hereof; or (B) issued by the Company pursuant to any employment contract, employee incentive or benefit plan, stock purchase plan, stock ownership plan, stock option or equity compensation plan or other similar plan approved by the Company’s board of directors where stock is being issued or offered to a trust, other entity to or for the benefit of any employees, consultants, officers or directors of the Company.

(b) Prior to making any Qualified Offering of Covered Securities, the Company shall give each such Purchaser written notice of its intention to make such an offering, describing, to the extent then known, the anticipated amount of securities, and other material terms then known to the Company upon which the Company proposes to offer the same (such notice, a “Qualified Offering Notice”). The Company shall deliver such notice only to the individuals identified on such Purchaser’s signature page hereto, and shall not communicate the information to anyone else acting on behalf of such Purchaser without the consent of one of the designated individuals. Each such Purchaser shall then have 10 days after receipt of the Qualified Offering Notice (the “Offer Period”) to notify the Company in writing that it intends to exercise such preemptive right and as to the amount of Covered Securities such Purchaser desires to purchase, up to the maximum amount calculated pursuant to Section 4.18(a) (the “Designated Securities”). Such notice constitutes a non-binding indication of interest of such Purchaser to purchase the amount of Designated Securities specified by such Purchaser (or a proportionately lesser amount if the amount of Covered Securities to be offered in such Qualified Offering is subsequently reduced) at the price (or range of prices) established in the Qualified Offering and other terms set forth in the Company’s notice to it. The failure to respond during the Offer Period constitutes a waiver of such Purchaser’s preemptive right in respect of such offering. The sale of the Covered Securities in the Qualified Offering, including any Designated Securities, shall be closed not later than 30 days after the end of the Offer Period. The Covered Securities to be sold to other investors in such Qualified Offering shall be sold at a price not less than, and upon terms no more favorable to such other investors than, those specified in the Qualified Offering Notice. If the Company does not consummate the sale of Covered Securities to other investors within such 30-day period, the right provided hereunder shall be revived and such securities shall not be offered unless first reoffered to the eligible Purchasers in accordance herewith. Notwithstanding anything to the contrary set forth herein and unless otherwise agreed by the eligible Purchasers, by not later than the end of such 30-day period, the Company shall either confirm in writing to the eligible Purchasers that the Qualified Offering has been abandoned or shall publicly disclose its intention to issue the Covered Securities in the Qualified Offering, in either case in such a manner that the Purchasers will not be in possession of any material, non-public information thereafter.

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(c) If a Purchaser exercises its preemptive right provided in this Section 4.18 with respect to a Qualified Offering, the Company shall offer and sell such Purchaser, if any such offering is consummated, the Designated Securities (as adjusted, upward to reflect the actual size of such offering when priced) at the same price as the Covered Securities are offered to third persons (not including the underwriters or the initial purchasers in a Rule 144A offering that is being reoffered by the initial purchasers) in such offering and shall provide written notice of such price upon the determination of such price.

(d) In addition to the pricing provision of Section 4.18(c), the Company will offer and sell the Designated Securities to each eligible Purchaser upon terms and conditions not less favorable than the most favorable terms and conditions offered to other persons or entities in a Qualified Offering.

(e) Notwithstanding anything to the contrary contained in the Transaction Documents, the provisions of this Section 4.18, including any and all preemptive rights afforded Purchasers hereunder, shall expire and be of no further effect as of the first anniversary of the Closing Date.

ARTICLE V
CONDITIONS PRECEDENT TO CLOSING

5.1. Conditions Precedent to the Obligations of the Purchasers to Purchase Preferred Shares. The obligation of each Purchaser to acquire Preferred Shares at the Closing is subject to the fulfillment to such Purchaser’s satisfaction, on or prior to the Closing Date, of each of the following conditions, any of which may be waived by such Purchaser (as to itself only):

(a) Representations and Warranties. The representations and warranties of the Company contained herein shall be true and correct as of the date hereof and as of the Closing Date, as though made on and as of such date, except for such representations and warranties that speak as of a specific date.

(b) Performance. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the Closing.

(c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction, nor shall there have been any regulatory communication, that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

(d) Consents. The Company shall have obtained in a timely fashion any and all consents, permits, approvals, registrations and waivers necessary for consummation of the purchase and sale of the Preferred Shares (including all Required Approvals), all of which shall be and remain so long as necessary in full force and effect.

(e) Company Deliverables. The Company shall have delivered the Company Deliverables in accordance with Section 2.2(a).

(f) Compliance Certificate. The Company shall have delivered to each Purchaser a certificate, dated as of the Closing Date and signed by its Chief Executive Officer or its Chief Financial Officer, dated as of the Closing Date, certifying to the fulfillment of the conditions specified in Sections 5.1(a) and (b) in the form attached hereto as Exhibit F.

(g) Articles of Amendment. The Company shall have filed the Articles of Amendment with the Secretary of State.

(h) Termination. This Agreement shall not have been terminated as to such Purchaser in accordance with Section 6.16 herein.

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(i) No Suspensions of Trading in Common Stock; Listing. The Common Stock (i) shall be designated for listing and quotation on the Nasdaq Global Market and (ii) shall not have been suspended, as of the Closing Date, by the Commission or Nasdaq from trading on the Nasdaq Global Market nor shall suspension by the Commission or Nasdaq have been threatened, as of the Closing Date.

(j) Gross Proceeds. The Company shall receive at the Closing aggregate gross proceeds from the sale of Preferred Shares hereunder of $15,112,500, at a price per share equal to the Purchase Price, and shall simultaneously issue and deliver at the Closing to the Purchasers hereunder an aggregate number of Preferred Shares equal to such gross proceeds divided by the Purchase Price.

(k) Absence of Bank Regulatory Issues. The purchase of Preferred Shares by each Purchaser shall not (i) cause such Purchaser or any of its affiliates to violate any banking regulation, (ii) require such Purchaser or any of its affiliates to file a prior notice under the CIBCA, or otherwise seek prior approval of any banking regulator, (iii) require such Purchaser or any of its affiliates to become a bank holding company or otherwise serve as a source of strength for the Company or any Subsidiary or (iv) cause such Purchaser, together with any other person whose Company securities would be aggregated with such Purchaser’s Company securities for purposes of any banking regulation or law, to collectively be deemed to own, control or have the power to vote securities which (assuming, for this purpose only, full conversion and/or exercise of such securities by the Purchaser and such other Persons) would represent more than 33.3% of the Company’s total equity or than 9.9% of any class of voting securities of the Company outstanding at such time.

(l) No Burdensome Condition. Since the date hereof, there shall not be any action taken, or any law, rule or regulation enacted, entered, enforced or deemed applicable to the Company or its Subsidiaries, such Purchaser (or its Affiliates) or the transactions contemplated by this Agreement, by any bank regulatory authority which imposes any restriction or condition on the Company or its Subsidiaries or such Purchaser or any of its Affiliates (other than such restrictions as are described in any passivity or anti-association commitments, as may be amended from time to time, entered into by such Purchaser) which such Purchaser determines, in its reasonable good faith judgment, is materially and unreasonably burdensome on the Company’s business following the Closing or on such Purchaser (or any of its Affiliates) or would reduce the economic benefits of the transactions contemplated by this Agreement to such Purchaser to such a degree that such Purchaser would not have entered into this Agreement had such condition or restriction been known to it on the date hereof (any such condition or restriction, a “Burdensome Condition”), and, for the avoidance of doubt, any requirements to disclose the identities of limited partners, shareholders or non-managing members of such Purchaser or its Affiliates or its investment advisers shall be deemed a Burdensome Condition unless otherwise determined by such Purchaser in its sole discretion.

(m) Material Adverse Effect. No Material Adverse Effect shall have occurred since the date of this Agreement.

5.2. Conditions Precedent to the Obligations of the Company to sell Preferred Shares. The Company’s obligation to sell and issue the Preferred Shares to each Purchaser at the Closing is subject to the fulfillment to the satisfaction of the Company on or prior to the Closing Date of the following conditions, any of which may be waived by the Company:

(a) Representations and Warranties. The representations and warranties made by such Purchaser in Section 3.2 hereof shall be true and correct as of the date hereof and as of the Closing Date as though made on and as of such date, except for representations and warranties that speak as of a specific date.

(b) Performance. Such Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by such Purchaser at or prior to the Closing Date.

(c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction, nor shall there have been any regulatory communication, that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

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(d) Consents. The Company shall have obtained in a timely fashion any and all consents, permits, approvals, registrations and waivers necessary for consummation of the purchase and sale of the Preferred Shares (including all Required Approvals), all of which shall be and remain so long as necessary in full force and effect.

(e) Purchaser Deliverables. Such Purchaser shall have delivered its Purchaser Deliverables in accordance with Section 2.2(b).

(f) Termination. This Agreement shall not have been terminated as to such Purchaser in accordance with Section 6.16 herein.

ARTICLE VI
MISCELLANEOUS

6.1. Fees and Expenses. The Company shall pay the reasonable legal fees and expenses of Greenberg Traurig, LLP, counsel to certain Purchasers, not to exceed $15,000 in the aggregate, incurred by such Purchasers in connection with the transactions contemplated by the Transaction Documents, which amount shall be paid directly by the Company to Greenberg Traurig, LLP at the Closing or paid by the Company to Greenberg Traurig, LLP upon termination of this Agreement so long as such termination did not occur as a result of a material breach by such Purchasers of any of their obligations hereunder (as the case may be). Except as set forth above or elsewhere in the Transaction Documents, the parties hereto shall be responsible for the payment of all expenses incurred by them in connection with the preparation and negotiation of the Transaction Documents and the consummation of the transactions contemplated hereby. The Company shall pay all amounts owed to the Placement Agent relating to or arising out of the transactions contemplated hereby. The Company shall pay all Transfer Agent fees, stamp taxes and other taxes and duties levied in connection with the sale and issuance of the Securities to the Purchasers.

6.2. Entire Agreement. The Transaction Documents, together with the Exhibits and Schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, discussions and representations, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules. At or after the Closing, and without further consideration, the Company and the Purchasers will execute and deliver to the other such further documents as may be reasonably requested in order to give practical effect to the intention of the parties under the Transaction Documents.

6.3. Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile or e-mail (provided the sender receives a machine-generated confirmation of successful facsimile transmission or e-mail notification or confirmation of receipt of an e-mail transmission) at the facsimile number or e-mail address specified in this Section prior to 5:00 p.m., Eastern time, on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 5:00 p.m., Eastern time, on any Trading Day, (c) if sent by U.S. nationally recognized overnight courier service with next day delivery specified (receipt requested) the Trading Day following delivery to such courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

If to the Company:

Carolina Bank Holdings, Inc.

101 North Spring Street

Greensboro, North Carolina 27401

Attention: Robert T. Braswell

Telephone: (336) 288-1898

Facsimile: (336) 387-4359

Email: b.braswell@carolinabank.com

With a copy to:	Wyrick Robbins Yates & Ponton LLP 4101 Lake Boone Trail, Suite 300 Raleigh, North Carolina 27607 Attention: Todd H. Eveson Telephone: (919) 781-4000 Facsimile: (919) 781-4865 Email: teveson@wyrick.com

If to a Purchaser:	Only to the address set forth under such Purchaser’s name on the signature page hereof; or such other address as may be designated in writing hereafter, in the same manner, by such Person.

or such other address as may be designated in writing hereafter, in the same manner, by such Person.

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6.4. Amendments; Waivers; No Additional Consideration. No amendment or waiver of any provision of this Agreement will be effective with respect to any party unless made in writing and signed by an officer or a duly authorized representative of such party. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right. No consideration shall be offered or paid to any Purchaser to amend or consent to a waiver or modification of any provision of any Transaction Document unless the same consideration is also offered to all Purchasers who then hold Preferred Shares.

6.5. Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. This Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement or any of the Transaction Documents.

6.6. Successors and Assigns. The provisions of this Agreement shall inure to the benefit of and be binding upon the parties and their successors and permitted assigns. This Agreement, or any rights or obligations hereunder, may not be assigned by the Company without the prior written consent of the Purchasers. Any Purchaser may assign its rights hereunder in whole or in part to any Person to whom such Purchaser assigns or transfers any Securities in compliance with the Transaction Documents and applicable law, provided such transferee shall agree in writing to be bound, with respect to the transferred Securities, by the terms and conditions of this Agreement that apply to the “Purchasers.”

6.7. No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, other than Indemnified Persons.

6.8. Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of North Carolina, without regard to the principles of conflicts of law thereof. Each party agrees that all Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective Affiliates, employees or agents) may be commenced on a non-exclusive basis in the North Carolina Courts. Each party hereto hereby irrevocably submits to the non-exclusive jurisdiction of the North Carolina Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any such North Carolina Court, or that such Proceeding has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

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6.9. Survival. Subject to applicable statute of limitations, the representations, warranties, agreements and covenants contained herein shall survive the Closing and the delivery of the Preferred Shares.

6.10. Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

6.11. Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

6.12. Replacement of Preferred Shares. If any certificate or instrument evidencing any Preferred Shares is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company and the Transfer Agent of such loss, theft or destruction and the execution by the holder thereof of a customary lost certificate affidavit of that fact and an agreement to indemnify and hold harmless the Company and the Transfer Agent for any losses in connection therewith or, if required by the Transfer Agent, a bond in such form and amount as is required by the Transfer Agent. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Preferred Shares. If a replacement certificate or instrument evidencing any Preferred Shares is requested due to a mutilation thereof, the Company may require delivery of such mutilated certificate or instrument as a condition precedent to any issuance of a replacement.

6.13. Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agree to waive in any action for specific performance of any such obligation (other than in connection with any action for a temporary restraining order) the defense that a remedy at law would be adequate.

6.14. Payment Set Aside. To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

6.15. Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. The decision of each Purchaser to purchase Preferred Shares pursuant to the Transaction Documents has been made by such Purchaser independently of any other Purchaser and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or any Subsidiary which may have been made or given by any other Purchaser or by any agent or employee of any other Purchaser, and no Purchaser or any of its agents or employees shall have any liability to any other Purchaser (or any other Person) relating to or arising from any such information, materials, statement or opinions. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with making its investment hereunder and that no Purchaser will be acting as agent of such Purchaser in connection with monitoring its investment in the Preferred Shares or enforcing its rights under the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. It is expressly understood and agreed that each provision contained in this Agreement is between the Company and a Purchaser, solely, and not between the Company and the Purchasers collectively and not between and among the Purchasers.

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6.16. Termination. This Agreement may be terminated and the sale and purchase of the Preferred Shares abandoned at any time prior to the Closing by either the Company or any Purchaser (with respect to itself only) upon written notice to the other, if the Closing has not been consummated on or prior to 5:00 p.m., Eastern time, on the Outside Date; provided, however, that the right to terminate this Agreement under this Section 6.16 shall not be available to any Person whose failure to comply with its obligations under this Agreement has been the cause of or resulted in the failure of the Closing to occur on or before such time. Nothing in this Section 6.16 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or the other Transaction Documents or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement or the other Transaction Documents. In the event of a termination pursuant to this Section, the Company shall promptly notify all non-terminating Purchasers. Upon a termination in accordance with this Section, the Company and the terminating Purchaser(s) shall not have any further obligation or liability (including arising from such termination) to the other, and no Purchaser will have any liability to any other Purchaser under the Transaction Documents as a result therefrom.

6.17. Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

[Signatures on following page]

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CAROLINA BANK HOLDINGS, INC.

By:
Robert T. Braswell
President and Chief Executive Officer

NAME OF PURCHASER:

By:
Name:
Title:

Aggregate Purchase Price
(Subscription Amount): $

Number of Preferred Shares
to be Acquired:

Tax ID No:

Address for Notice:

Telephone:
Facsimile:
Email:

Attention:

Delivery Instructions:
(if different than above)

Physical Certificates Required:

YES ☐          NO ☐

[Signature Page to Securities Purchase Agreement]

B-33

EXHIBITS

A	−	Form of Articles of Amendment

B	−	Form of Registration Rights Agreement

C-1	−	Accredited Investor Questionnaire

C-2	−	Stock Certificate Questionnaire

D	−	Form of Opinion of Company Counsel

E	−	Form of Secretary’s Certificate

F	−	Form of Officer’s Certificate

B-34

EXHIBIT A

Form of Articles of Amendment

B-35

EXHIBIT B

Form of Registration Rights Agreement

B-36

EXHIBIT C-1

ACCREDITED INVESTOR QUESTIONNAIRE

(ALL INFORMATION WILL BE TREATED CONFIDENTIALLY)

To: Carolina Bank Holdings, Inc.

This Accredited Investor Questionnaire (“Questionnaire”) must be completed by each potential investor in connection with the offer and sale of shares of Series B Non-Voting Convertible Preferred Stock (the “Preferred Shares”), of Carolina Bank Holdings, Inc., a North Carolina corporation (the “Company”). The Preferred Shares are being offered and sold by the Company without registration under the Securities Act of 1933, as amended (the “Act”), and the securities laws of certain states, in reliance on the exemptions contained in Section 4(a)(2) of the Act and on Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws. The Company must determine that a potential investor meets certain suitability requirements before offering or selling Preferred Shares to such investor. The purpose of this Questionnaire is to assure the Company that each investor will meet the applicable suitability requirements. The information supplied by you will be used in determining whether you meet such criteria, and reliance upon the private offering exemptions from registration is based in part on the information herein supplied.

This Questionnaire does not constitute an offer to sell or a solicitation of an offer to buy any security. Your answers will be kept strictly confidential. However, by signing this Questionnaire, you will be authorizing the Company to provide a completed copy of this Questionnaire to such parties as the Company deems appropriate in order to ensure that the offer and sale of the Preferred Shares will not result in a violation of the Act or the securities laws of any state and that you otherwise satisfy the suitability standards applicable to purchasers of the Preferred Shares. All potential investors must answer all applicable questions and complete, date and sign this Questionnaire. Please print or type your responses and attach additional sheets of paper if necessary to complete your answers to any item.

PART A. BACKGROUND INFORMATION

Name of Beneficial Owner of the Preferred Shares:

Business Address:
(Number and Street)

(City)	(State)	(Zip Code)

Telephone Number: (___)

If a corporation, partnership, limited liability company, trust or other entity:

Type of entity:

Were you formed for the purpose of investing in the securities being offered?

Yes ____ No ____

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If an individual:

Resident Address:
(Number and Street)

(City)	(State)	(Zip Code)

Telephone Number: (___)

Age:__________                     Citizenship: ____________                   Where registered to vote: _______________

If an individual, set forth in the space provided below the state(s) in the United States in which you maintained your residence during the past two years and the dates you resided in each state:

If an entity, set forth in the space provided below the state in the United States in which you made your investment decision:

Are you a director or executive officer of the Company?

Yes ____         No ____

Social Security or Taxpayer Identification No._______________________________________________________________________________________

PART B. ACCREDITED INVESTOR QUESTIONNAIRE

In order for the Company to offer and sell the Preferred Shares in conformance with state and federal securities laws, the following information must be obtained regarding your investor status. Please initial each category applicable to you as a Purchaser of Preferred Shares.

1.	A bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity;

2.	A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934;

3.	An insurance company as defined in Section 2(a)(13) of the Securities Act;

4.	An investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act;

5.	A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

6.	A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

7.	An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

8.	A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

9.	An organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Preferred Shares, with total assets in excess of $5,000,000;

10.	A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Preferred Shares, whose purchase is directed by a sophisticated person who has such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of investing in the Company;

11.	A natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his or her purchase exceeds $1,000,000 (see Note 11 below);

12.	A natural person who had an individual income in excess of $200,000 in each of the two most recent years, or joint income with that person’s spouse in excess of $300,000 in each of those years, and has a reasonable expectation of reaching the same income level in the current year;

13.	An executive officer or director of the Company; and

14.	An entity in which all of the equity owners qualify under any of the above subparagraphs. If the undersigned belongs to this investor category only, list the equity owners of the undersigned, and the investor category which each such equity owner satisfies.

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Note 11.	For purposes of calculating net worth under paragraph (11):
(A)	The person’s primary residence shall not be included as an asset;
(B)	Indebtedness that is secured by the person’s primary residence, up to the estimated fair market value of the primary residence at the time of the sale of securities, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of sale of securities exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and
(C)	Indebtedness that is secured by the person’s primary residence in excess of the estimated fair market value of the primary residence at the time of the sale of securities shall be included as a liability.

A. FOR EXECUTION BY AN INDIVIDUAL:

Date:

By:
Print Name:

B. FOR EXECUTION BY AN ENTITY:

Entity Name:

Date:

By:
Print Name:
Title:

C. ADDITIONAL SIGNATURES (if required by partnership, corporation or trust document):

Entity Name:

Date:

By:
Print Name:
Title:

Entity Name:

Date:

By:
Print Name:
Title:

B-39

EXHIBIT C-2

Stock Certificate Questionnaire

Please provide the Company with the following information:

1.	The exact name that the shares of Preferred Stock are to be registered in. You may use a nominee name if appropriate:

2.	The relationship between the Purchaser of the shares of Preferred Stock and the registered holder listed in response to Item 1 above:

3.	The mailing address, telephone number and e-mail address of the registered holder listed in response to Item 1 above:

4.	The Tax Identification Number (or, if an individual, the Social Security Number) of the registered holder listed in response to Item 1 above:

B-40

EXHIBIT D

Form of Opinion of Company Counsel

[Company Counsel to add Preamble and Carveouts]

1.	The Company validly exists as a corporation in good standing under the laws of the State of North Carolina.

2.	The Bank validly exists as a corporation in good standing under the laws of the State of North Carolina.

3.	The Company has the corporate power and authority to execute and deliver and to perform its obligations under the Transaction Documents, including, without limitation, to issue the Preferred Shares and the Underlying Shares.

4.	The Company is a registered bank holding company under the Bank Holding Company Act of 1956, as amended.

5.	The deposit accounts of the Bank are insured by the Federal Deposit Insurance Corporation under the provisions of the Federal Deposit Insurance Act.

6.	Each of the Transaction Documents has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the Purchasers (to the extent they are a party), each of the Transaction Documents constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms.

7.	The execution and delivery by the Company of each of the Transaction Documents and the performance by the Company of its obligations under such agreements, including its issuance and sale of the Preferred Shares and the Underlying Shares, do not and will not: (a) require any consent, approval, license or exemption by, order or authorization of, or filing, recording or registration by the Company with any federal or state governmental authority, except (1) as may be required by federal securities laws with respect to the Company’s obligations under the Registration Rights Agreement, (2) the filing of Form D pursuant to Securities and Exchange Commission Regulation D, and (3) [the filings required in accordance with Section 4.4, 4.6 4.16 of the Securities Purchase Agreement], (b) violate any federal or state statute, rule or regulation, or any rule or regulation of the Nasdaq Stock Market LLC, or any court order, judgment or decree, if any, listed in Exhibit A hereto, which exhibit lists all court orders, judgments and decrees that the Company has certified to us are applicable to it, (c) result in any violation of the Articles of Incorporation or Bylaws of the Company or (d) result in a breach of, or constitute a default under, any Material Contract.

8.	Assuming the accuracy of the representations, warranties and compliance with the covenants and agreements of the Purchasers and the Company contained in the Securities Purchase Agreement, it is not necessary, in connection with the offer, sale and delivery of the Preferred Shares to the Purchasers to register the Preferred Shares under the Securities Act.

9.	The Preferred Shares being delivered to the Purchasers pursuant to the Securities Purchase Agreement have been duly and validly authorized and, when issued, delivered and paid for as contemplated in the Securities Purchase Agreement, will be duly and validly issued, fully paid and non-assessable, and free of any preemptive right or similar rights contained in the Company’s Articles of Incorporation or Bylaws. The Underlying Shares, when issued in accordance with the Articles of Amendment following approval by the Company’s shareholders, will be duly and validly issued, fully paid and non-assessable, and free of any preemptive right or similar rights contained in the Company’s Articles of Incorporation or Bylaws.

B-41

EXHIBIT E

Form of Secretary’s Certificate

The undersigned hereby certifies that [he/she] is the duly elected, qualified and acting Secretary of Carolina Bank Holdings, Inc., a North Carolina corporation (the "Company "), and that as such [he/she] is authorized to execute and deliver this certificate in the name and on behalf of the Company in connection with the Securities Purchase Agreement, dated as of ______________, 2015, by and among the Company and the investors party thereto (the “Securities Purchase Agreement "), and further certifies in his official capacity, in the name and on behalf of the Company, the items set forth below. Capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Securities Purchase Agreement.

1.	Attached hereto as Appendix A is a true, correct and complete copy of the resolutions duly adopted by the Board of Directors of the Company at a meeting held on ______________, 2015. Such resolutions have not in any way been amended, modified, revoked or rescinded, have been in full force and effect since their adoption to and including the date hereof and are now in full force and effect.

2.	Attached hereto as Appendix B is a copy of the Company’s Articles of Incorporation, as amended. Such Articles of Incorporation, as amended constitute true, correct and complete copies of the Articles of Incorporation, as amended of the Company, certified by the North Carolina Secretary of State as true, complete, and correct. No action for any amendment thereto has been taken or is pending. [the amendment will be part of the articles at the time this is signed]

3..	Attached hereto as Appendix C is a copy of the Company’s bylaws. Such bylaws constitute true, correct and complete copies of the bylaws of the Company as in effect on the date hereof. No action for any amendment thereto has been taken or is pending.

4.	Each person listed below has been duly elected or appointed to the position(s) indicated opposite his name and is duly authorized to sign the Securities Purchase Agreement and each of the Transaction Documents on behalf of the Company, and the signature appearing opposite such person’s name below is such person’s genuine signature.

Name	Position	Signature

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IN WITNESS WHEREOF, the undersigned has hereunto set [his/her] hand as of this ___ day of _________, 2015.

_____________________________________________ [____________________] Secretary

I, ____________________, [Chief Financial Officer], hereby certify that __________________is the duly elected, qualified and acting Secretary of the Company and that the signature set forth above is [his/her] true signature.

_____________________________________________ [____________________] Chief Financial Officer

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Appendix A

Resolutions

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Appendix B

Articles of Incorporation

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Appendix C

Bylaws

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EXHIBIT F

Form of Officer’s Certificate

The undersigned, the [Chief Executive Officer] [Chief Financial Officer] of Carolina Bank Holdings, Inc., a North Carolina corporation (the “Company”), pursuant to Section 5.1(f) of the Securities Purchase Agreement, dated as of ________________, 2015, by and among the Company and the investors signatory thereto (the “Securities Purchase Agreement”), hereby represents, warrants and certifies as follows (capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Securities Purchase Agreement):

1.	The representations and warranties of the Company contained in the Securities Purchase Agreement are true and correct as of the date when made and as of the Closing Date, as though made on and as of such date, except for such representations and warranties that speak as of a specific date.

2.	The Company has performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the Closing.

IN WITNESS WHEREOF, the undersigned has executed this certificate this ___ day of _________, 2015.

____________________________________ [______________________] [______________________]

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Appendix C

Form of Registration Rights Agreement

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of March 31, 2015, by and among Carolina Bank Holdings, Inc., a North Carolina corporation (the “Company”), and the several purchasers signatory hereto (each a “Purchaser” and collectively, the “Purchasers”).

This Agreement is made pursuant to the Securities Purchase Agreement, dated as of the date hereof between the Company and each Purchaser (the “Purchase Agreement”).

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and each of the Purchasers agree as follows:

1. Definitions. Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

“Advice” shall have the meaning set forth in Section 6(d).

“Affiliate” means, with respect to any Person, any other Person which directly or indirectly controls, is controlled by, or is under common control with, such Person.

“Agreement” shall have the meaning set forth in the Preamble.

“Business Day” means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.

“Closing” has the meaning set forth in the Purchase Agreement.

“Closing Date” has the meaning set forth in the Purchase Agreement.

“Commission” means the Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, $1.00 par value per share, and any securities into which such shares of common stock may hereinafter be reclassified.

“Company” shall have the meaning set forth in the Preamble.

“Contractual Securities” means collectively, (i) securities of the Company which are subject to an Existing Contract and (ii) Registrable Securities.

“Contractual Securityholder” means all Persons that hold Contractual Securities.

“Effective Date” means the date that the Registration Statement filed pursuant to Section 2(a) is first declared effective by the Commission.

“Effectiveness Deadline” means, with respect to the Initial Registration Statement or the New Registration Statement, the earlier of (i) the 90th calendar day following the Closing Date (or the 120th calendar day following the Closing Date in the event that such registration statement is subject to review by the Commission) and (ii) the 5th Trading Day after the date the Company is notified (orally or in writing, whichever is earlier) by the Commission that such Registration Statement will not be “reviewed” or will not be subject to further review; provided, that if the Effectiveness Deadline falls on a Saturday, Sunday or other day that the Commission is closed for business, the Effectiveness Deadline shall be extended to the next Business Day on which the Commission is open for business.

“Effectiveness Period” shall have the meaning set forth in Section 2(b).

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“Event” shall have the meaning set forth in Section 2(c).

“Event Date” shall have the meaning set forth in Section 2(c).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Existing Contract” means any contract to which the Company is a party and in effect as of the date hereof, under which the Company may be required to register securities on the Registration Statement, including but not limited to any securities issued to the U.S. Treasury Department on January 9, 2009 in connection with the TARP Capital Purchase Program and other securities that may be issued from time to time in connection therewith.

“Filing Deadline” means, with respect to the Initial Registration Statement required to be filed pursuant to Section 2(a), the 30th calendar day following the Closing Date, provided, however, that if the Filing Deadline falls on a Saturday, Sunday or other day that the Commission is closed for business, the Filing Deadline shall be extended to the next business day on which the Commission is open for business.

“Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities.

“Indemnified Party” shall have the meaning set forth in Section 5(c).

“Indemnifying Party” shall have the meaning set forth in Section 5(c).

“Initial Registration Statement” means the initial Registration Statement filed pursuant to Section 2(a) of this Agreement.

“Liquidated Damages” shall have the meaning set forth in Section 2(c).

“Losses” shall have the meaning set forth in Section 5(a).

“New Registration Statement” shall have the meaning set forth in Section 2(a).

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Principal Market” means the Trading Market on which the Common Stock is primarily listed on and quoted for trading, which, as of the Closing Date, is expected to be the NASDAQ Global Market.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Purchase Agreement” shall have the meaning set forth in the Recitals.

“Purchaser” or “Purchasers” shall have the meaning set forth in the Preamble.

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“Registrable Securities” means all of the Underlying Shares (as defined in the Purchase Agreement) and any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the Underlying Shares, provided, that the Holder has completed and delivered to the Company a Selling Shareholder Questionnaire; and provided, further, that an Underlying Share shall cease to be a Registrable Security upon the earliest to occur of the following: (A) its sale pursuant to a Registration Statement or Rule 144 under the Securities Act or (B) its, and all other otherwise Registrable Securities then held by the Holder thereof becoming eligible for sale under Rule 144, provided, that if such Underlying Share shall again cease to be eligible for sale under Rule 144, because the Company has failed to remain current with respect to required reports under the Exchange Act or otherwise, then such Underlying Share shall again be a Registrable Security until such time as it ceases to be a Registrable in accordance with the provisions of this Agreement.

“Registration Statements” means any one or more registration statements of the Company filed under the Securities Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement (including without limitation the Initial Registration Statement, the New Registration Statement and any Remainder Registration Statement(s)), amendments and supplements to such Registration Statements, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such Registration Statements.

“Remainder Registration Statement” shall have the meaning set forth in Section 2(a).

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“SEC Guidance” means (i) any publicly-available written or oral guidance, comments, requirements or requests of the Commission staff and (ii) the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Selling Shareholder Questionnaire” means a questionnaire in substantially the form attached as Annex B hereto, or such other form of questionnaire as may reasonably be adopted by the Company from time to time.

“Trading Day” means (i) a day on which the Common Stock is listed or quoted and traded on its Principal Market or (ii) if the Common Stock is not listed or quoted on any Trading Market, a day on which the Common Stock is quoted in the over-the-counter market as reported in the “pink sheets” by OTC Markets Group, Inc. (or any similar organization or agency succeeding to its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in (i), (ii) and (iii) hereof, then Trading Day shall mean a Business Day.

“Trading Market” means whichever of the New York Stock Exchange, the NYSE MKT, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market or OTC Bulletin Board on which the Common Stock is listed or quoted for trading on the date in question.

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2. Registration.

a. On or prior to the Filing Deadline, the Company shall prepare and file with the Commission a Registration Statement covering the resale of all of the Registrable Securities not already covered by an existing and effective Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 or, if Rule 415 is not available for offers and sales of the Registrable Securities, by such other means of distribution of Registrable Securities as the Company reasonably determines (the “Initial Registration Statement”). The Initial Registration Statement shall be on Form S-3 (except if the Company is then ineligible to register for resale of the Registrable Securities on Form S-3, in which case such registration shall be on such other form available to the Company to register the Registrable Securities for resale) subject to the provisions of Section 2(f) and shall contain (except to the extent otherwise required pursuant to written comments received from the Commission upon a review of such Registration Statement) the “Plan of Distribution” section substantially in the form attached hereto as Annex A. Notwithstanding the registration obligations set forth in this Section 2, in the event the Commission informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, the Company agrees to promptly (i) inform each of the Holders thereof and use its commercially reasonable efforts to file amendments to the Initial Registration Statement as required by the Commission and/or (ii) withdraw the Initial Registration Statement and file a new registration statement (a “New Registration Statement”), in either case covering the maximum number of Registrable Securities permitted to be registered by the Commission, on Form S-3 or such other form available to the Company to register the Registrable Securities for resale; provided, however, that prior to filing such amendment or New Registration Statement, the Company shall be obligated to use its commercially reasonable efforts to advocate with the Commission for the registration of all of the Registrable Securities in accordance with the SEC Guidance, including without limitation, Compliance and Disclosure Interpretation 612.09. Notwithstanding any other provision of this Agreement but subject to the payment of Liquidated Damages in Section 2(c), if any SEC Guidance sets forth a limitation of the number of Registrable Securities or other shares of Common Stock permitted to be registered on a particular Registration Statement as a secondary offering (and notwithstanding that the Company used diligent efforts to advocate with the Commission for the registration of all or a greater number of Registrable Securities), the number of Registrable Securities or other shares of Common Stock to be registered on such Registration Statement will be reduced on a pro rata basis. In the event the Company amends the Initial Registration Statement or files a New Registration Statement, as the case may be, under clauses (i) or (ii) above, the Company will use its commercially reasonable efforts to file with the Commission, as promptly as allowed by Commission or SEC Guidance provided to the Company or to registrants of securities in general, one or more registration statements on Form S-3 or such other form available to the Company to register for resale those Registrable Securities that were not registered for resale on the Initial Registration Statement, as amended, or the New Registration Statement (the “Remainder Registration Statements”). No Holder shall be named as an “underwriter” in any Registration Statement without such Holder’s prior written consent, except if required pursuant to written comments received from the Commission upon a review of such Registration Statement; provided, however, that prior to naming a Holder as an underwriter in any Registration Statement, (i) the Company shall use its commercially reasonable efforts to advocate with the Commission against naming such Holder as an underwriter in accordance with Commission rules and regulations and SEC Guidance and (ii) if, despite the Company’s commercially reasonable efforts to advocate with the Commission against naming such Holder as an underwriter, the Commission continues to require that such Holder be named as an underwriter in any Registration Statement, such Holder shall have the right (but not the obligation), prior to being so named, without any penalty to the Company, to either (A) remove itself from such Registration Statement or (B) reduce its number of Registrable Securities included in such Registration Statement such that it shall no longer be required to be named as an underwriter in such Registration Statement.

b. The Company shall use its commercially reasonable efforts to cause each Registration Statement to be declared effective by the Commission as soon as practicable and, with respect to the Initial Registration Statement or the New Registration Statement, as applicable, no later than the Effectiveness Deadline, and shall use its commercially reasonable efforts to keep each Registration Statement continuously effective under the Securities Act until there are no longer any Registrable Securities (the “Effectiveness Period”). The Company shall request effectiveness of a Registration Statement as of 5:00 p.m. New York City time on a Trading Day. The Company shall promptly notify the Holders via facsimile or electronic mail of a “.pdf” format data file of the effectiveness of a Registration Statement within one (1) Business Day of the Effective Date. The Company shall, by 9:30 a.m. New York City time on the first Trading Day after the Effective Date, file a final Prospectus with the Commission, if and as required by Rule 424(b).

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c. If: (i) the Initial Registration Statement is not filed with the Commission on or prior to the Filing Deadline, (ii) the Initial Registration Statement or the New Registration Statement, as applicable, is not declared effective by the Commission (or otherwise does not become effective) for any reason on or prior to the Effectiveness Deadline, (iii) after its Effective Date, (A) such Registration Statement ceases for any reason (including without limitation by reason of a stop order, or the Company’s failure to update the Registration Statement), to remain continuously effective as to all Registrable Securities for which it is required to be effective or (B) the Holders are not permitted to utilize the Prospectus therein to resell such Registrable Securities, in the case of (A) and (B), other than during an Allowable Grace Period (as defined in Section 2(e) of this Agreement), (iv) a Grace Period (as defined in Section 2(e) of this Agreement) exceeds the length of an Allowable Grace Period, or (v) after the date six months following the Closing Date, and only in the event a Registration Statement is not effective or available to sell all Registrable Securities, the Company fails to file with the SEC any required reports under Section 13 or 15(d) of the Exchange Act such that it is not in compliance with Rule 144(c)(1) (or Rule 144(i)(2), if applicable), as a result of which the Holders who are not affiliates are unable to sell Registrable Securities without restriction under Rule 144 (or any successor thereto) (any such failure or breach in clauses (i) through (v) above being referred to as an “Event,” and, for purposes of clauses (i), (ii), (iii) or (v), the date on which such Event occurs, or for purposes of clause (iv) the date on which such Allowable Grace Period is exceeded, being referred to as an “Event Date”), then in addition to any other rights the Holders may have hereunder or under applicable law, on each such Event Date and on each monthly anniversary of each such Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, the Company shall pay to each Holder an amount in cash, as liquidated damages and not as a penalty (“Liquidated Damages”), equal to 0.5% of the aggregate purchase price paid by such Holder pursuant to the Purchase Agreement for any Registrable Securities held by such Holder on the Event Date. The parties agree that notwithstanding anything to the contrary herein or in the Purchase Agreement, no Liquidated Damages shall be payable with respect to any period after the expiration of the Effectiveness Period (it being understood that this sentence shall not relieve the Company of any Liquidated Damages accruing prior to the expiration of the Effectiveness Period). If the Company fails to pay any Liquidated Damages pursuant to this Section 2(c) in full within five (5) Business Days after the date payable, the Company will pay interest thereon at a rate of 1.0% per month (or such lesser maximum amount that is permitted to be paid by applicable law) to the Holder, accruing daily from the date such Liquidated Damages are due until such amounts, plus all such interest thereon, are paid in full. The Liquidated Damages pursuant to the terms hereof shall apply on a daily pro-rata basis for any portion of a month prior to the cure of an Event, except in the case of the first Event Date. With respect to a Purchaser, the Effectiveness Deadline for a Registration Statement shall be extended without default or Liquidated Damages hereunder in the event that the Company’s failure to obtain the effectiveness of the Registration Statement on a timely basis results from the failure of such Purchaser to timely provide the Company with information requested by the Company and necessary to complete the Registration Statement in accordance with the requirements of the Securities Act (in which case the Effectiveness Deadline would be extended with respect to Registrable Securities held by such Purchaser).

d. Each Holder agrees to furnish to the Company a completed Selling Shareholder Questionnaire not more than ten (10) Trading Days following the date of this Agreement. At least five (5) Trading Days prior to the first anticipated filing date of a Registration Statement for any registration under this Agreement, the Company will notify each Holder of the information the Company requires from that Holder other than the information contained in the Selling Shareholder Questionnaire, if any, which shall be completed and delivered to the Company promptly upon request and, in any event, within two (2) Trading Days prior to the applicable anticipated filing date. Each Holder further agrees that it shall not be entitled to be named as a selling securityholder in the Registration Statement or use the Prospectus for offers and resales of Registrable Securities at any time, unless such Holder has returned to the Company a completed and signed Selling Shareholder Questionnaire and a response to any requests for further information as described in the previous sentence. If a Holder of Registrable Securities returns a Selling Shareholder Questionnaire or a request for further information, in either case, after its respective deadline, the Company shall use its commercially reasonable efforts at the expense of the Holder who failed to return the Selling Shareholder Questionnaire or to respond for further information to take such actions as are required to name such Holder as a selling security holder in the Registration Statement or any pre-effective or post-effective amendment thereto and to include (to the extent not theretofore included) in the Registration Statement the Registrable Securities identified in such late Selling Shareholder Questionnaire or request for further information. Each Holder acknowledges and agrees that the information in the Selling Shareholder Questionnaire or request for further information as described in this Section 2(d) will be used by the Company in the preparation of the Registration Statement and hereby consents to the inclusion of such information in the Registration Statement.

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e. Notwithstanding anything to the contrary herein, at any time after the Registration Statement has been declared effective by the Commission, the Company may delay the disclosure of material non-public information concerning the Company if the disclosure of such information at the time is not, in the good faith judgment of the Company, in the best interests of the Company (a “Grace Period”); provided, however, the Company shall promptly (i) notify the Holders in writing of the existence of material non-public information giving rise to a Grace Period (provided that the Company shall not disclose the content of such material non-public information to the Holders) or the need to file a post-effective amendment, as applicable, and the date on which such Grace Period will begin, (ii) use commercially reasonable efforts to terminate a Grace Period as promptly as practicable and (iii) notify the Holders in writing of the date on which the Grace Period ends; provided, further, that no single Grace Period shall exceed thirty (30) consecutive days, and during any three hundred sixty-five (365) day period, the aggregate of all Grace Periods shall not exceed an aggregate of sixty (60) days (each Grace Period complying with this provision being an “Allowable Grace Period”). For purposes of determining the length of a Grace Period, the Grace Period shall be deemed to begin on and include the date the Holders receive the notice referred to in clause (i) above and shall end on and include the later of the date the Holders receive the notice referred to in clause (iii) above and the date referred to in such notice. Notwithstanding anything to the contrary, the Company shall cause the Transfer Agent to deliver unlegended Common Stock to a transferee of a Holder in accordance with the terms of the Purchase Agreement in connection with any sale of Registrable Securities with respect to which a Holder has entered into a contract for sale prior to the Holder’s receipt of the notice of a Grace Period and for which the Holder has not yet settled.

f. In the event that Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company hereby undertakes to register the Registrable Securities on Form S-3 promptly after such form is available, provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the Commission.

3. Registration Procedures

a. Not less than three (3) Trading Days prior to the filing of a Registration Statement and not less than one (1) Trading Day prior to the filing of any related Prospectus or any amendment or supplement thereto (except for Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and any similar or successor reports), the Company shall furnish to the Holder copies of such Registration Statement, Prospectus or amendment or supplement thereto, as proposed to be filed, which documents will be subject to the review of such Holder (it being acknowledged and agreed that if a Holder does not object to or comment on the aforementioned documents within such three (3) Trading Day or one (1) Trading Day period, as the case may be, then the Holder shall be deemed to have consented to and approved the use of such documents). The Company shall not file any Registration Statement or amendment or supplement thereto in a form to which a Holder reasonably objects in good faith, provided that, the Company is notified of such objection in writing within the three (3) Trading Day or one (1) Trading Day period described above, as applicable.

b. (i) The Company shall prepare and file with the Commission such amendments (including post-effective amendments) and supplements, to each Registration Statement and the Prospectus used in connection therewith as are necessary to keep such Registration Statement continuously effective as to the applicable Registrable Securities for its Effectiveness Period (except during an Allowable Grace Period); (ii) the Company shall cause the related Prospectus to be amended or supplemented by any required Prospectus supplement (subject to the terms of this Agreement), and, as so supplemented or amended, to be filed pursuant to Rule 424 (except during an Allowable Grace Period); (iii) the Company shall respond as promptly as reasonably practicable to any comments received from the Commission with respect to each Registration Statement or any amendment thereto and, as promptly as reasonably possible, provide the Holders true and complete copies of all correspondence from and to the Commission relating to such Registration Statement that pertains to the Holders as “Selling Shareholders” but not any comments that would result in the disclosure to the Holders of material and non-public information concerning the Company; and (iv) the Company shall comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by a Registration Statement until such time as all of such Registrable Securities shall have been disposed of (subject to the terms of this Agreement) in accordance with the intended methods of disposition by the Holders thereof as set forth in such Registration Statement as so amended or in such Prospectus as so supplemented; provided, however, that each Purchaser shall be responsible for the delivery of the Prospectus to the Persons to whom such Purchaser sells any of the Registrable Securities (including in accordance with Rule 172 under the Securities Act), and each Purchaser agrees to dispose of Registrable Securities in compliance with the plan of distribution described in the Registration Statement and otherwise in compliance with applicable federal and state securities laws. In the case of amendments and supplements to a Registration Statement required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the Company filing a report on Form 10-K, Form 10-Q or Form 8-K or any analogous report under the Exchange Act, the Company shall have incorporated such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements with the Commission on the same day on which the Exchange Act report which created the requirement for the Company to amend or supplement such Registration Statement was filed.

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c. The Company shall notify the Holders (which notice shall, pursuant to clauses (iii) through (v) hereof, be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made, but which notice shall not contain any material non-public information regarding the Company) as promptly as reasonably practicable (and, in the case of (i)(A) below, not less than one (1) Trading Day prior to such filing, in the case of (iii) and (iv) below, not more than one (1) Trading Day after such issuance or receipt, and in the case of (v) below, not more than one Trading Day after the occurrence or existence of such development) and (if requested by any such Person) confirm such notice in writing no later than one Trading Day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on any Registration Statement (in which case the Company shall provide to each of the Holders true and complete copies of all comments that pertain to the Holders as a “Selling Stockholder” or to the “Plan of Distribution” and all written responses thereto, but not information that the Company believes would constitute material and non-public information); and (C) with respect to each Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information that pertains to the Holders as “Selling Stockholders” or the “Plan of Distribution”; (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of such Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, form of prospectus or supplement thereto, in light of the circumstances under which they were made), not misleading.

d. The Company shall use commercially reasonable efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of the Registration Statement or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as soon as practicable.

e. The Company agrees to promptly deliver to each Holder, without charge, as many copies of each Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request. The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

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f. The Company shall, prior to any resale of Registrable Securities by a Holder, use its commercially reasonable efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from the registration or qualification) of such Registrable Securities for the resale by the Holder under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing, to keep each registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by each Registration Statement; provided, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.

g. The Company shall cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to the Registration Statement, or recordation on its stock transfer records if uncertified, which shall be free, to the extent permitted by the Purchase Agreement and under law, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may reasonably request. Certificates for Registrable Securities free from all restrictive legends may be transmitted by the transfer agent to a Holder by crediting the account of such Holder’s prime broker with DTC as directed by such Holder.

h. The Company shall following the occurrence of any event contemplated by Section 3(c)(iii)-(v), as promptly as reasonably practicable (taking into account the Company’s good faith assessment of any adverse consequences to the Company and its shareholders of the premature disclosure of such event), prepare and file a supplement or amendment, including a post-effective amendment, to the affected Registration Statements or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, no Registration Statement nor any Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, form of prospectus or supplement thereto, in light of the circumstances under which they were made), not misleading.

i. The Company may require each selling Holder to furnish to the Company a certified statement as to (i) the number of shares of Common Stock beneficially owned by such Holder and any Affiliate thereof, (ii) any Financial Industry Regulatory Authority (“FINRA”) affiliations, (iii) any natural persons who have the power to vote or dispose of the Common Stock and (iv) any other information as may be requested by the Commission, FINRA or any state securities commission. During any periods that the Company is unable to meet its obligations hereunder with respect to the registration of Registrable Securities because any Holder fails to furnish such information within three Trading Days of the Company’s request, any Liquidated Damages that are accruing at such time as to such Holder only shall be tolled and any Event that may otherwise occur solely because of such delay shall be suspended as to such Holder only until such information is delivered to the Company.

j. The Company shall cooperate with any registered broker through which a Holder proposes to resell its Registrable Securities in effecting a filing with FINRA pursuant to NASD Rule 2710 as requested by any such Holder and the Company shall pay the filing fee required for the first such filing within two (2) Business Days of the request therefore.

k. Provided the Company is eligible to use Form S-3 as of the date of this Agreement or becomes eligible to use Form S-3 during the term of this Agreement, the Company shall use its commercially reasonable efforts to maintain eligibility for use of Form S-3 (or any successor form thereto) for the registration of the resale of Registrable Securities.

l. If requested by a Holder, the Company shall (i) promptly incorporate in a Prospectus supplement or post-effective amendment to the Registration Statement such information as the Company reasonably agrees should be included therein and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as reasonably practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment.

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m. The Company shall otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the Commission under the Securities Act and the Exchange Act, including Rule 172, notify the Holders promptly if the Company no longer satisfies the conditions of Rule 172 and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder; and make available to its security holders, as soon as reasonably practicable, but not later than the Availability Date (as defined below), an earnings statement covering a period of at least twelve (12) months, beginning after the effective date of each Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act, including Rule 158 promulgated thereunder (for the purpose of this Section 3, “Availability Date” means the 45th day following the end of the fourth fiscal quarter after the quarter that includes the effective date of such Registration Statement, except that, if such fourth fiscal quarter is the last quarter of the Company’s fiscal year, “Availability Date” means the 90th day after the end of such fourth fiscal quarter).

4. Registration Expenses. All fees and expenses incident to the Company’s performance of or compliance with its obligations under this Agreement (excluding any underwriting discounts and selling commissions and all legal fees and expenses of legal counsel for any Holder) shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with any Trading Market on which the Common Stock is then listed for trading, (B) with respect to compliance with applicable state securities or Blue Sky laws (including, without limitation, fees and disbursements of counsel for the Company in connection with Blue Sky qualifications or exemptions of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as requested by the Holders) and (C) if not previously paid by the Company in connection with an issuer filing, with respect to any filing that may be required to be made by any broker through which a Holder intends to make sales of Registrable Securities with FINRA pursuant to FINRA Rule 5110, so long as the broker is receiving no more than a customary brokerage commission in connection with such sale, (ii) printing expenses (including, without limitation, expenses of printing any certificates for Registrable Securities and of printing Prospectuses if the printing of Prospectuses is reasonably requested by the Holders of a majority of the Registrable Securities included in the Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. In no event shall the Company be responsible for any underwriting, broker or similar fees or commissions of any Holder or, except to the extent provided for in the Transaction Documents, any legal fees or other costs of the Holders.

5. Indemnification.

a. Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify, defend and hold harmless each Holder, the officers, directors, agents, partners, members, managers, shareholders, Affiliates, employees and investment advisers of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, members, managers, shareholders, agents, Affiliates, employees and investment advisers of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, reasonable costs (including, without limitation, reasonable costs of preparation and investigation and reasonable attorneys' fees) and expenses (collectively, “Losses”), as incurred, that arise out of or are based upon (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, or (ii) any violation or alleged violation by the Company of the Securities Act, Exchange Act or any state securities law or any rule or regulation thereunder, in connection with the performance of its obligations under this Agreement, except to the extent, but only to the extent, that (A) such untrue statements, alleged untrue statements, omissions or alleged omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and approved by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (it being understood that each Holder has approved Annex A hereto for this purpose), or (B) in the case of an occurrence of an event of the type specified in Section 3(c)(iii)-(v), related to the use by a Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated and defined in Section 6(d) below, but only if and to the extent that following the receipt of the Advice the misstatement or omission giving rise to such Loss would have been corrected. The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding arising from or in connection with the transactions contemplated by this Agreement of which the Company is aware. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an Indemnified Party (as defined in Section 5(c)) and shall survive the transfer of the Registrable Securities by the Holders.

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b. Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising out of or are based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, or any form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading (i) to the extent, but only to the extent, that such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein or (ii) to the extent, but only to the extent, that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and approved by such Holder expressly for use in a Registration Statement (it being understood that the Holder has approved Annex A hereto for this purpose), such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (iii) in the case of an occurrence of an event of the type specified in Section 3(c)(iii)-(v), to the extent, but only to the extent, related to the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 6(d), but only if and to the extent that following the receipt of the Advice the misstatement or omission giving rise to such Loss would have been corrected. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

c. Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all reasonable fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that such failure shall have materially and adversely prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest exists if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party); provided, that the Indemnifying Party shall not be liable for the fees and expenses of more than one separate firm of attorneys at any time for all Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld, delayed or conditioned. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

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Subject to the terms of this Agreement, all reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section 5(c)) shall be paid to the Indemnified Party, as incurred, within twenty Trading Days of written notice thereof to the Indemnifying Party; provided, that the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is finally judicially determined to not be entitled to indemnification hereunder.

d. Contribution. If a claim for indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless for any Losses, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

The indemnity and contribution agreements contained in this Section 5 are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties and are not in diminution or limitation of the indemnification provisions under the Purchase Agreement, except to the extent duplicative.

6. Miscellaneous.

a. Remedies. In the event of a breach by the Company or by a Holder of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

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b. No Piggyback on Registrations; Prohibition on Filing Other Registration Statements. Neither the Company nor any of its security holders (other than the Holders and the Contractual Securityholders) may include securities of the Company in a Registration Statement hereunder other than the Registrable Securities and Contractual Securities and the Company shall not prior to the Effective Date enter into any agreement providing any such right to any of its security holders. The Company shall not, from the date hereof until the date that is 60 days after the Effective Date of the Initial Registration Statement, prepare and file with the Commission a registration statement relating to an offering for its own account or for the account of its stockholders under the Securities Act of any of its equity securities, other than (i) a registration statement on Form S-8, (ii) in connection with an acquisition, on Form S-4 or (iii) a registration statement to register for resale securities issued by the Company pursuant to acquisitions or strategic transactions, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.

c. Compliance. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it (unless an exemption therefrom is available) in connection with sales of Registrable Securities pursuant to the Registration Statement and shall sell the Registrable Securities only in accordance with a method of distribution described in the Registration Statement

d. Discontinued Disposition. By its acquisition of Registrable Securities, each Holder agrees that, upon receipt of a notice from the Company of a Grace Period or the occurrence of any event of the kind described in Section 3(c)(ii)-(iv), such Holder will forthwith discontinue disposition of such Registrable Securities under a Registration Statement until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus (as it may have been supplemented or amended) may be resumed. The Company may provide appropriate stop orders to enforce the provisions of this paragraph.

e. No Inconsistent Agreements. Neither the Company nor any of its Subsidiaries has entered, as of the date hereof, nor shall the Company or any of its Subsidiaries, on or after the date hereof, enter into any agreement with respect to its securities, that would have the effect of impairing the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof.

f. Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, or waived unless the same shall be in writing and signed by the Company and Holders holding at least two-thirds (2/3) of the then outstanding Registrable Securities, provided that any party may give a waiver as to itself. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of all of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence. Notwithstanding the foregoing, if any such amendment, modification or waiver would adversely affect in any material respect any Holder or group of Holders who have comparable rights under this Agreement disproportionately to the other Holders having such comparable rights, such amendment, modification, or waiver shall also require the written consent of the Holder(s) so adversely affected holding at least two-thirds (2/3) of the affected Registrable Securities.

g. Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in Section 6.3 of the Purchase Agreement; provided that the Company may deliver to each Holder the documents required to be delivered to such Holder under Section 3(a) of this Agreement by e-mail to the e-mail address(es) provided by such Holder to the Company solely for such specific purpose.

h. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. The Company may not assign its rights (except by merger or in connection with another entity acquiring all or substantially all of the Company’s assets) or obligations hereunder without the prior written consent of all the Holders of the then outstanding Registrable Securities. Each Holder may assign its respective rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement.

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i. Execution and Counterparts. This Agreement may be executed in two or more counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” or similar format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” or similar signature were the original thereof.

j. Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined in accordance with the provisions of the Purchase Agreement.

k. Cumulative Remedies. Except as provided in Section 2.c with respect to Liquidated Damages, the remedies provided herein are cumulative and not exclusive of any other remedies provided by law.

l. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their good faith reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

m. Headings. The headings in this Agreement are for convenience only and shall not limit or otherwise affect the meaning hereof.

n. Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under this Agreement are several and not joint with the obligations of any other Purchaser hereunder, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser hereunder. The decision of each Purchaser to purchase the Preferred Shares pursuant to the Transaction Documents has been made independently of any other Purchaser. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with making its investment hereunder and that no Purchaser will be acting as agent of such Purchaser in connection with monitoring its investment in the Registrable Securities or enforcing its rights under the Transaction Documents. Each Purchaser shall be entitled to protect and enforce its rights, including, without limitation, the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any Proceeding for such purpose. The Company acknowledges that each of the Purchasers has been provided with the same Registration Rights Agreement for the purpose of closing a transaction with multiple Purchasers and not because it was required or requested to do so by any Purchaser. It is expressly understood and agreed that each provision contained in this Agreement is between the Company and a Purchaser, solely, and not between the Company and the Purchasers collectively and not between and among the Purchasers.

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IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

CAROLINA BANK HOLDINGS, INC.

By:
Robert T. Braswell
President and Chief Executive Officer

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IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY

AUTHORIZED SIGNATORY

By:
Name
Title

ADDRESS FOR NOTICE:

c/o:
Street:
City/State/Zip:
Attention:
Telephone:
Facsimile:
Email:

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Annex A

PLAN OF DISTRIBUTION

We are registering the Securities issued to the selling shareholders to permit the resale of these Securities by the holders of the Securities from time to time after the date of this prospectus. We will not receive any of the proceeds from the sale by the selling shareholders of the Securities. We will bear all fees and expenses incident to our obligation to register the Securities.

The selling shareholders may sell all or a portion of the Securities beneficially owned by them and offered hereby from time to time directly or through one or more underwriters, broker-dealers or agents. If the Securities are sold through underwriters or broker-dealers, the selling shareholders will be responsible for underwriting discounts or commissions or agent's commissions. The Securities may be sold on any national securities exchange or quotation service on which the securities may be listed or quoted at the time of sale, in the over-the-counter market or in transactions otherwise than on these exchanges or systems or in the over-the-counter market and in one or more transactions at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected in transactions, involving crosses or block transactions. The selling shareholders may use any one or more of the following methods when selling Securities:

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	settlement of short sales entered into after the effective date of the registration statement of which this prospectus is a part;

•	agreements with broker-dealers to sell a specified number of such securities at a stipulated price per share;

•	the writing or settlement of options or other hedging transactions, whether such options are listed on an options exchange or otherwise;

•	any other method permitted pursuant to applicable law; and

•	a combination of any such methods.

The selling shareholders also may resell all or a portion of the Securities in open market transactions in reliance upon Rule 144 under the Securities Act, as permitted by that rule, or Section 4(1) under the Securities Act, if available, rather than under this prospectus, provided that they meet the criteria and conform to the requirements of those provisions.

Broker-dealers engaged by the selling shareholders may arrange for other broker-dealers to participate in sales. If the selling shareholders effect such transactions by selling Securities to or through underwriters, broker-dealers or agents, such underwriters, broker-dealers or agents may receive commissions in the form of discounts, concessions or commissions from the selling shareholders or commissions from purchasers of the Securities for whom they may act as agent or to whom they may sell as principal. Such commissions will be in amounts to be negotiated, but, except as set forth in a supplement to this Prospectus, in the case of an agency transaction will not be in excess of a customary brokerage commission in compliance with NASD Rule 2440; and in the case of a principal transaction a markup or markdown in compliance with NASD IM-2440.

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In connection with sales of the Securities or otherwise, the selling shareholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the Securities in the course of hedging in positions they assume. The selling shareholders may also sell Securities short and if such short sale shall take place after the date that the Registration Statement of which this prospectus is a part is declared effective by the Commission, the selling shareholders may deliver Securities covered by this prospectus to close out short positions and to return borrowed shares in connection with such short sales. The selling shareholders may also loan or pledge Securities to broker-dealers that in turn may sell such shares, to the extent permitted by applicable law. The selling shareholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction). Notwithstanding the foregoing, the selling shareholders have been advised that they may not use shares registered on this registration statement to cover short sales of our Securities made prior to the date the registration statement, of which this prospectus forms a part, has been declared effective by the SEC.

The selling shareholders may, from time to time, pledge or grant a security interest in some or all of the Securities owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the Securities from time to time pursuant to this prospectus or any amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933, as amended, amending, if necessary, the list of selling shareholders to include the pledgee, transferee or other successors in interest as selling shareholders under this prospectus. The selling shareholders also may transfer and donate the Securities in other circumstances in which case the transferees, donees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

The selling shareholders and any broker-dealer or agents participating in the distribution of the Securities may be deemed to be “underwriters” within the meaning of Section 2(11) of the Securities Act in connection with such sales. In such event, any commissions paid, or any discounts or concessions allowed to, any such broker-dealer or agent and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. Selling shareholders who are "underwriters" within the meaning of Section 2(11) of the Securities Act will be subject to the applicable prospectus delivery requirements of the Securities Act and may be subject to certain statutory liabilities of, including but not limited to, Sections 11, 12 and 17 of the Securities Act and Rule 10b-5 under the Securities Exchange Act of 1934, as amended, or the Exchange Act.

Each selling shareholder has informed the Company that it is not a registered broker-dealer and does not have any written or oral agreement or understanding, directly or indirectly, with any person to distribute the Securities. Upon the Company being notified in writing by a selling shareholder that any material arrangement has been entered into with a broker-dealer for the sale of Securities through a block trade, special offering, exchange distribution or secondary distribution or a purchase by a broker or dealer, a supplement to this prospectus will be filed, if required, pursuant to Rule 424(b) under the Securities Act, disclosing (i) the name of each such selling shareholder and of the participating broker-dealer(s), (ii) the number of shares involved, (iii) the price at which such the Securities were sold, (iv) the commissions paid or discounts or concessions allowed to such broker-dealer(s), where applicable, (v) that such broker-dealer(s) did not conduct any investigation to verify the information set out or incorporated by reference in this prospectus, and (vi) other facts material to the transaction. In no event shall any broker-dealer receive fees, commissions and markups, which, in the aggregate, exceed eight percent (8%).

Under the securities laws of some states, the Securities may be sold in such states only through registered or licensed brokers or dealers. In addition, in some states the Common Stock may not be sold unless such shares have been registered or qualified for sale in such state or an exemption from registration or qualification is available and is complied with.

There can be no assurance that any selling shareholder will sell any or all of the Securities registered pursuant to the shelf registration statement, of which this prospectus forms a part.

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Each selling shareholder and any other person participating in such distribution will be subject to applicable provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, including, without limitation, to the extent applicable, Regulation M of the Exchange Act, which may limit the timing of purchases and sales of any of the Securities by the selling shareholder and any other participating person. To the extent applicable, Regulation M may also restrict the ability of any person engaged in the distribution of the Securities to engage in market-making activities with respect to the Securities. All of the foregoing may affect the marketability of the Securities and the ability of any person or entity to engage in market-making activities with respect to the Securities.

We will pay all expenses of the registration of the Securities pursuant to the registration rights agreement, including, without limitation, SEC filing fees and expenses of compliance with state securities or “blue sky” laws; provided, however, that each selling shareholder will pay all underwriting discounts and selling commissions, if any and any related legal expenses incurred by it. We will indemnify the selling shareholders against certain liabilities, including some liabilities under the Securities Act, in accordance with the registration rights agreement, or the selling shareholders will be entitled to contribution. The selling shareholders will indemnify us against civil liabilities, including liabilities under the Securities Act, that may arise from any written information furnished to us by the selling shareholders specifically for use in this prospectus, in accordance with the related registration rights agreements, or we may be entitled to contribution.

C-18

Annex B

CAROLINA BANK HOLDINGS, INC.

SELLING SHAREHOLDER NOTICE AND QUESTIONNAIRE

The undersigned holder of securities of Carolina Bank Holdings, Inc., a North Carolina corporation (the “Company”), issued pursuant to a certain Securities Purchase Agreement by and among the Company and the Purchasers named therein, dated as of March [__], 2015, understands that the Company intends to file with the Securities and Exchange Commission a registration statement on Form S-3 (the “Resale Registration Statement”) for the registration and the resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities in accordance with the terms of a certain Registration Rights Agreement by and among the Company and the Purchasers named therein, dated as of March [__], 2015 (the “Agreement”). All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Agreement.

In order to sell or otherwise dispose of any Registrable Securities pursuant to the Resale Registration Statement, a holder of Registrable Securities generally will be required to be named as a selling shareholder in the related prospectus or a supplement thereto (as so supplemented, the “Prospectus”), deliver the Prospectus to purchasers of Registrable Securities (including pursuant to Rule 172 under the Securities Act) and be bound by the provisions of the Agreement (including certain indemnification provisions, as described below). Holders must complete and deliver this Notice and Questionnaire in order to be named as selling shareholders in the Prospectus. Holders of Registrable Securities who do not complete, execute and return this Notice and Questionnaire within ten (10) Trading Days following the date of the Agreement (1) will not be named as selling shareholders in the Resale Registration Statement or the Prospectus and (2) may not use the Prospectus for resales of Registrable Securities.

Certain legal consequences arise from being named as a selling shareholder in the Resale Registration Statement and the Prospectus. Holders of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not named as a selling shareholder in the Resale Registration Statement and the Prospectus.

NOTICE

The undersigned holder (the “Selling Shareholder”) of Registrable Securities hereby gives notice to the Company of its intention to sell or otherwise dispose of Registrable Securities owned by it and listed below in Item (3)(b) pursuant to the Resale Registration Statement. The undersigned, by signing and returning this Notice and Questionnaire, understands and agrees that it will be bound by the terms and conditions of this Notice and Questionnaire and the Agreement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

C-19

QUESTIONNAIRE

1.	Name:

(a)	Full Legal Name of Selling Shareholder:

(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities Listed in Item 3 below are held:

(c)	Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire):

2.	Address for Notices to Selling Shareholder:

Telephone:

Fax:

Contact Person:

E-mail address of Contact Person:

3.	Beneficial Ownership of Registrable Securities Issuable Pursuant to the Purchase Agreement:

(a)	Type and Number of Registrable Securities beneficially owned and issued pursuant to the Agreement:

(b)	Number of Securities to be registered pursuant to this Notice for resale:

4.	Broker-Dealer Status:

(a)	Are you a broker-dealer?

Yes ☐	No ☐

C-20

(b)	If “yes” to Section 4(a), did you receive your Registrable Securities as compensation for investment banking services to the Company?

Yes ☐	No ☐

(c)	Are you an affiliate of a broker-dealer?

Yes ☐	No ☐

Note:	If yes, provide a narrative explanation below:

(d)	If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes ☐	No ☐

5.	Beneficial Ownership of Other Securities of the Company Owned by the Selling Shareholder:

Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item 3.

Type and amount of other securities beneficially owned:

6.	Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

7.	Plan of Distribution:

The undersigned has reviewed the form of Plan of Distribution attached as Annex A to the Registration Rights Agreement, and hereby confirms that, except as set forth below, the information contained therein regarding the undersigned and its plan of distribution is correct and complete.

State any exceptions here:

C-21

***********

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items (1) through (7) above and the inclusion of such information in the Resale Registration Statement and the Prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of any such Registration Statement and the Prospectus.

By signing below, the undersigned acknowledges that it understands its obligation to comply, and agrees that it will comply, with the provisions of the Exchange Act and the rules and regulations thereunder, particularly Regulation M in connection with any offering of Registrable Securities pursuant to the Resale Registration Statement. The undersigned also acknowledges that it understands that the answers to this Questionnaire are furnished for use in connection with Registration Statements filed pursuant to the Registration Rights Agreement and any amendments or supplements thereto filed with the Commission pursuant to the Securities Act.

I confirm that, to the best of my knowledge and belief, the foregoing statements (including without limitation the answers to this Questionnaire) are correct.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:	Beneficial Owner:

By:
Name
Title

C-22

CAROLINA BANK HOLDINGS, INC.
101 NORTH SPRING STREET
GREENSBORO, NC 27401
ATTN: ALLEN LILES

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2
1
1

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 0000000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

02 0000000000

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees

01 Kevin J. Baker 02 Stephen K. Bright 03 J. Edward Kitchen

The Board of Directors recommends you vote FOR proposals 2 and 3.

	For	Against	Abstain
2 Proposal to approve the issuance of shares of the Company's common stock upon the conversion of shares of the Companys Series B nonvoting convertible preferred stock.	☐	☐	☐
3 Proposal to ratify the appointment of Elliott Davis Decosimo, PLLC as the Company's independent registered public accounting firm for 2015.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000242192_1 R1.0.0.51160

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement, Telephone/Internet insert (BR supplied) is/are available at www.proxyvote.com.

CAROLINA BANK HOLDINGS, INC.
Annual Meeting of Shareholders
May 19, 2015 4:00 PM
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Donald H. Allred, Abby Donnelly, and James E. Hooper, or any of them, as attorneys and proxies, with full power of substitution, to vote all shares of the common stock of Carolina Bank Holdings, Inc. (the "Company") held of record by the undersigned on March 13, 2015, at the Annual Meeting of Shareholders of the Company to be held at Carolina Bank Corporate Headquarters, 101 North Spring Street, 3rd Floor, Greensboro, North Carolina, at 4:00 p.m. on May 19, 2015, and at any adjournments thereof. The undersigned hereby directs that the shares represented by this appointment of proxy be voted as follows on the proposals listed below.

THE SHARES REPRESENTED BY THIS APPOINTMENT OF PROXY WILL BE VOTED AS DIRECTED ABOVE. IN THE ABSENCE OF ANY DIRECTION, SUCH SHARES WILL BE VOTED FOR THE ELECTION OF EACH OF THE NOMINEES LISTED IN PROPOSAL 1 BY CASTING AN EQUAL NUMBER OF VOTES FOR EACH SUCH NOMINEE AND FOR PROPOSALS 2 AND 3. IF, AT OR BEFORE THE TIME OF THE MEETING, ANY NOMINEE LISTED IN PROPOSAL 1 HAS BECOME UNAVAILABLE FOR ANY REASON, THE PROXIES ARE AUTHORIZED TO VOTE FOR A SUBSTITUTE NOMINEE. THIS APPOINTMENT OF PROXY MAY BE REVOKED BY THE HOLDER OF THE SHARES TO WHICH IT RELATES AT ANY TIME BEFORE IT IS EXERCISED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN INSTRUMENT REVOKING IT OR A DULY EXECUTED APPOINTMENT OF PROXY BEARING A LATER DATE OR BY ATTENDING THE ANNUAL MEETING AND ANNOUNCING HIS OR HER INTENTION TO VOTE IN PERSON.

Continued and to be signed on reverse side

0000242192_2 R1.0.0.51160